As filed with the Securities and Exchange Commission on April 30, 1998

                                                      Registration Nos.  33-8214
                                                                        811-4813

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             |X|

               Pre-Effective Amendment No.                          |_|

               Post-Effective Amendment No. 88                      |X|

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|

               Amendment No. 92                                     |X|
                        (Check appropriate box or boxes.)

                                 ---------------

                     Standish, Ayer & Wood Investment Trust
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
               --------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (617) 375-1760

                              ERNEST V. KLEIN, Esq.
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109
                     ---------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

    |X| Immediately upon filing pursuant to Rule 485(b)

    |_| On [Date] pursuant to Rule 485(b)

    |_| 60 days after filing pursuant to Rule 485(a)(1)

    |_| On [Date] pursuant to Rule 485(a)(1)

    |_| 75 days after filing pursuant to Rule 485(a)(2)

    |_| On [Date] pursuant to Rule 485(a)(2)

                             ----------------------

      This Post-Effective Amendment has been executed by Standish, Ayer & Wood Master Portfolio.

                     STANDISH, AYER & WOOD INVESTMENT TRUST*

                  Cross-Reference Sheet Pursuant to Rule 495(a)

Part A                                Prospectus
Form Item                             Cross-Reference
---------                             ---------------

Item 1.  Cover Page                   Cover Page

Item 2.  Synopsis                     "Expense Information"

Item 3.  Condensed Financial          Not Applicable

Item 4.  General Description          Cover Page, "The Funds and Their
           of Registrant              Shares", "Investment Objective and
                                      Policies", "Description of Securities and
                                      Related Risks", "Investment Techniques
                                      and Related Risks" and "Information
                                      about the Master-Feeder Structure"

Item 5.  Management of the Fund       "Management" and "Custodian,
                                      Transfer Agent and Dividend
                                      Disbursing Agent"

Item 6.  Capital Stock and            "The Funds and Their Shares",
           Other Securities           "Purchase of Shares", "Redemption of
                                      Shares", "Dividends and Distributions"
                                      and "Federal Income Taxes"

Item 7.  Purchase of Securities       Cover Page and "Purchase of
           Being Offered              Shares"

Item 8.  Redemption or Repurchase     "Redemption of Shares"

Item 9.  Pending Legal Proceedings    Not Applicable

--------
         *This Post-Effective Amendment to the Registrant's Registration Statement is being filed with respect to the following series of the Registrant:
Standish Fixed Income Fund, Standish Diversified Income Fund, Standish Fixed Income Fund II, Standish Short-Term Asset Reserve Fund, Standish Controlled Maturity Fund, Standish Securitized Fund, Standish International Fixed Income Fund and Standish Global Fixed Income Fund. The Prospectuses and Statements of Additional Information for the other series of the Registrant are not effected hereby and, therefore, are not included herewith.

                                              Statement of Additional
Part B                                        Information Cross-
Form Item                                     Reference
---------                                     -----------------------

Item 10.  Cover Page                          Cover Page

Item 11.  Table of Contents                   "Contents"

Item 12.  General Information
            and History                       Not Applicable

Item 13.  Investment Objectives               "Investment Objective and
          and Policies                        and Policies" and "Investment
                                              Restrictions"

Item 14.  Management of the Fund              "Management"

Item 15.  Control Persons and                 "Management"
            Principal Holders
            of Securities

Item 16.  Investment Advisory and             "Management"
            Other Services

Item 17.  Brokerage Allocation                "Portfolio Transactions"

Item 18.  Capital Stock and                   "The Funds and Their Shares"
            Other Securities

Item 19.  Purchase, Redemption                "Redemption of Shares" and
            and Pricing of Securities         "Determination of Net Asset
            Being Offered                     Value"

Item 20.  Tax Status                          "Taxation"

Item 21.  Underwriters                        Not Applicable

Item 22.  Calculation of                      "Calculation of Performance
            Performance Data                  Data"

Item 23.  Financial Statements                "Experts and Financial Statements"

                              [LOGO] STANDISH FUNDS

The Standish Group of
Fixed Income Funds

                                   Prospectus
                                   ..........

Standish Fixed
Income Fund

Standish Diversified
Income Fund

Standish Fixed
Income Fund II

Standish Short-Term
Asset Reserve Fund

Standish Controlled Maturity Fund

Standish Securitized Fund


                                                                  April 30, 1998

Standish Group of Fixed Income Funds
--------------------------------------------------------------------------------

  The Standish Group of Fixed Income Funds includes the Standish Fixed Income Fund, Standish Diversified Income Fund, Standish Fixed Income Fund II, Standish Short-Term Asset Reserve Fund, Standish Controlled Maturity Fund and Standish Securitized Fund. Each Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust, an open end investment company (the "Trust"). The Fixed Income Fund, Diversified Income Fund and Short-Term Asset Reserve Fund invest exclusively in the Standish Fixed Income Portfolio, Standish Diversified Income Portfolio and the Short-Term Asset Reserve Portfolio, respectively, each an open-end investment company. Standish, Ayer & Wood, Inc. ("Standish"), Boston, Massachusetts, is the investment adviser to the Fixed Income Portfolio, the Fixed Income Fund II, the Short-Term Asset Reserve Portfolio, the Controlled Maturity Fund and the Securitized Fund. Standish International Management Company, L.P. ("SIMCO"), Boston, Massachusetts, is the investment adviser to the Diversified Income Portfolio. Standish and SIMCO are referred to in the Prospectus as the "Adviser" or the "Advisers."

  Prospective investors can obtain more information about the Funds, including an application and Investor Guide, by calling Standish Fund Distributors, L.P. at (800) 729-0066, or by visiting our Website at www.standishfunds.com.

  Standish's primary investment management and research focus is at the security and industry/sector level. Standish seeks to add value to each Fund's portfolio by selecting undervalued investments, rather than by varying the average maturity of a Fund's portfolio to reflect interest rate forecasts. Standish utilizes fundamental credit and sector valuation techniques to evaluate what it considers to be less efficient markets and sectors of the fixed income marketplace in an attempt to select securities with the potential for the highest return. SIMCO serves as Standish's international research and investment arm for both debt and equity securities in all countries outside of the United States. SIMCO emphasizes intermediate term economic fundamentals relating to foreign countries and emerging markets, rather than focusing on day-to-day fluctuations in a particular currency or in the fixed income markets. Standish has been providing investment counseling to mutual funds, other institutional investors and high net worth individuals for more than sixty years. Standish offers a broad array of investment services that includes U.S., international and global management of fixed income and equity securities for mutual funds and separate accounts. Privately held by twenty-four employee/directors and headquartered in Boston, Massachusetts, the firm employs over eighty investment professionals with a total staff of more than two hundred.

  This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. Additional information has been filed with the Securities and Exchange Commission ("SEC") in a Statement of Additional Information ("SAI") dated April 30, 1998, as amended or supplemented from time to time. The SAI is incorporated by reference into this Prospectus and is available without charge upon request from (800) 729-0066. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI and other information regarding the Funds and the Portfolios.

  Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. An investment in shares of the Funds involves investment risks, including possible loss of principal.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Standish Group of Fixed Income Funds      2                       April 30, 1998

Table of Contents
--------------------------------------------------------------------------------

 Fund Comparison Highlights...................................4
 Expense Information..........................................5
 Financial Highlights.........................................6
 Investment Objectives and Policies..........................12
 Investment Strategy.........................................12
     The Fixed Income Fund...................................13
     The Diversified Income Fund.............................13
     The Fixed Income Fund II................................13
     The Short-Term Asset Reserve Fund.......................14
     The Controlled Maturity Fund............................14
     The Securitized Fund....................................14
 Description of Securities and Related Risks.................15
     General Risks...........................................15
     Specific Risks..........................................15
 Investment Techniques and Related Risks.....................20
 Information about the Master-Feeder Structure...............23
 Calculation of Performance Data.............................23
 Dividends and Distributions.................................25
 Purchase of Shares..........................................25
 Net Asset Value.............................................25
 Exchange of Shares..........................................26
 Redemption of Shares........................................26
 Management..................................................27
 Federal Income Taxes........................................29
 The Funds and Their Shares..................................30
 Custodian, Transfer Agent and Dividend Disbursing Agent ....30
 Independent Accountants.....................................30
 Legal Counsel...............................................30
 Tax Certification Instructions..............................30


Standish Group of Fixed Income Funds        3                     April 30, 1998

Fund Comparison Highlights
--------------------------------------------------------------------------------

  The following table highlights information contained in this Prospectus and is qualified in its entirety by the more detailed information that follows. For a complete description of each Fund's distinct investment objective and policies, see "Investment Objectives and Policies," "Description of Securities and Related Risks" and "Investment Techniques and Related Risks." There can be no assurance that a Fund's investment objective will be achieved.

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Short-Term
                  Fixed Income      Diversified      Fixed Income        Asset Reserve        Controlled
                  Fund              Income Fund      Fund II             Fund                 Maturity Fund       Securitized Fund
----------------------------------------------------------------------------------------------------------------------------------
Primary Types     Fixed income      Fixed income     Fixed income        Money market         Fixed income        Mortgage-related
of Obligations    securities of     securities of    securities of U.S.  instruments and      securities of U.S.  and asset-backed
                  U.S. and          U.S. and         companies and       short-term fixed     companies and       securities of U.S.
                  foreign           foreign          U.S. government     income securities    U.S. government     and foreign
                  governments       governments,                         of U.S. and foreign                      governments and
                  and companies     banks and                            governments, banks                       companies
                                    companies                            and companies
------------------------------------------------------------------------------------------------------------------------------------
Credit Quality    Primarily         Up to 65% of     Exclusively         Exclusively          Exclusively         Exclusively
                  investment        total assets     investment          investment           investment          investment
                  grade; up to      below            grade;              grade; at least      grade;              grade; up to
                  15% of total      investment       emphasis on         85% of total         emphasis on         15% fo total
                  assets below      grade            obligations         assets in high       obligations         assets in medium
                  investment                         likely to be        grade                likely to be        grade
                  grade                              upgraded                                 upgraded
------------------------------------------------------------------------------------------------------------------------------------
Investment        No                No               Yes                 Yes                  Yes                 Yes
Grade Only
-----------------------------------------------------------------------------------------------------------------------------------
Average           Aa/AA             Ba/BB            Aa/AA               Aa/AA                Aa/AA               Aa/AA
Portfolio
Quality
-----------------------------------------------------------------------------------------------------------------------------------
Average           5 - 13 years      5-13 years       5 - 13 years        6 - 15 months        Not more than       3-15 years; varies
Effective                                                                maximum of 18        5 years             due to prepayment
Portfolio                                                                months                                   rate
Maturity
(Dollar-
Weighted)
-----------------------------------------------------------------------------------------------------------------------------------
Foreign           Yes; up to 20%    Yes; no more     No                  No; limited          No                  Yes; up to 10%
Securities        of total          than 7% of                           exception for                            total assets
      (           assets; no more   total assets in                      money market
                  than 10% of       any one                              obligations of
                  total assets in   emerging market                      foreign banks
                  emerging          country; no                          and prime
                  markets           more than 15%                        commercial
                  generally; no     of total assets                      paper of
                  more than 3% of   in any one                           foreign
                  total assets in   developed                            companies
                  any one           country (except
                  emerging market   U.S.); at least
                  country; no       80% of total
                  more than 10%     assets are
                  of total assets   denominated in
                  not subject to    or hedged to
                  currency hedging  the U.S. dollar
----------------------------------------------------------------------------------------------------------------------------------
Benchmark         Lehman Brothers   Lehman Brothers  Lehman Brothers     IBC/Donohue All      Merrill Lynch 1-3   Lehman Brothers
                  Aggregate Bond    Aggregate Bond   Aggregate Bond      Taxable Money        year Treasury       Aggregate Index
                  Index and         Index            Index and           Market Index         Index               and Lehman
                  Lehman Brothers                    Lehman Brothers                                              Brothers Mortgage
                  Goverment/                         Government/                                                  Index
                  Corporate Index                    Corporate Index
====================================================================================================================================


Standish Group of Fixed Income Funds     4                        April 30, 1998

Expense Information
--------------------------------------------------------------------------------
  Total operating expenses are based on expenses for each Fund's fiscal year ended December 31, 1997. Total operating expenses for the Fixed Income Fund, Diversified Income Fund and Short-Term Asset Reserve Fund include expenses of the applicable Fund and corresponding Portfolio. The Trust's Trustees believe that the total operating expenses of the Fixed Income Fund and Short-Term Asset Reserve Fund are approximately equal to or less than what would be the case if the Funds did not invest all of their investable assets in their corresponding Portfolios.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Short-Term
                                                        Fixed     Diversified     Fixed         Asset     Controlled
                                                        Income      Income        Income       Reserve     Maturity      Securitized
                                                        Fund         Fund         Fund II        Fund        Fund          Fund
------------------------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses
      Maximum Sales Load Imposed on Purchases            None         None          None          None         None         None
      Maximum Sales Load Imposed on Reinvested
      Dividends                                          None         None          None          None         None         None
      Deferred Sales Load                                None         None          None          None         None         None
      Redemption Fees                                    None         None          None          None         None         None
Annual Operating Expenses
(as a percentage of average net assets)
      Management Fees (after applicable limitation)      0.31%        0.00%*        0.06%*        0.25%        0.00%*       0.13%*
      12b-1 Fees                                         None         None          None          None         None         None
      Other Expenses (after applicable expense
      limitation)+                                       0.06%        0.00%*        0.34%*        0.11%        0.30%*       0.32%*
                                                     ----------   ------------  ----------    ----------   ----------   -----------
      Total Operating Expenses (after applicable
      expense imitation)                                 0.37%        0.00%*        0.40%*        0.36%        0.30%*       0.45%*
                                                     ==========   ============  ==========    ==========   ==========   ===========

* The Advisers have voluntarily and temporarily agreed to limit certain expenses of the Diversified Income Fund, Fixed Income Fund II, Controlled Maturity Fund and Securitized Fund. In the absence of such agreements, the Management Fees, Other Expenses and Total Operating Expenses (as a percentage of average net assets) for the fiscal year ended December 31, 1997 would have been: Diversified Income Fund--0.50%, 1.46% and 1.96%; Fixed Income Fund II--0.40%, 0.34% and 0.74%; Controlled Maturity Fund--0.35%, 0.93% and 1.28%; and Securitized Fund--0.25%, 0.32% and
      0.57%, respectively. The Advisers may revise or terminate these agreements at any time although they have no current intention to do so. The Total Operating Expenses of the Controlled Maturity Fund have been restated to reflect current expense limitations.

+ Other Expenses include custodian and transfer agent fees, registration costs, payments for insurance, and audit and legal services.

Example

  Hypothetically assume that each Fund's annual return is 5% and that its total operating expenses are exactly as described. For every $1,000 invested, an investor would have paid the following expenses if an account were closed after

--------------------------------------------------------------------------------------------------------------
                                                      Fixed       Short-Term       Controlled
                          Fixed       Diversified     Income         Asset          Maturity     Securitized
                       Income Fund    Income Fund     Fund II     Reserve Fund        Fund         Fund
--------------------------------------------------------------------------------------------------------------
  After 1 Year             $4            $0            $4             $4              $3            $5
  After 3 Years            12             0            13             12              10            14
  After 5 Years            20             0            22             20              17            25
  After 10 Years           46             0            51             46              38            57

  The purpose of the table is to assist investors in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be more or less than those shown. See "Management" for additional information about each Fund's expenses.


Standish Group of Fixed Income Funds      5                       April 30, 1998

Financial Highlights
--------------------------------------------------------------------------------

  The financial highlights for periods after 1992 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose reports, together with the Financial Statements of the Funds, are incorporated into the SAI. Financial highlights for prior periods were audited by other independent accountants. The Funds' annual reports, which contain additional information about Fund performance, may be obtained from Standish Fund Distributors without charge.

-----------------------------------------------------------------------------------------------
Fixed Income Fund                                         Year Ended December 31,
                                           1997        1996(4)   1995         1994       1993
-----------------------------------------------------------------------------------------------
Net asset value - beginning of
period                                   $20.53      $20.92      $18.91      $21.25      $20.55
                                        -------     -------     -------     -------     -------

Income from investment operations
   Net investment income                  $1.46       $1.46       $1.35       $1.25       $1.50
   Net realized and unrealized gain
   (loss)                                  0.45       (0.37)       2.08       (2.29)       1.45
                                        -------     -------     -------     -------     -------
   Total from investment
   operations                             $1.91       $1.09       $3.43     ( $1.04)      $2.95
Less distributions declared
to shareholders
   From net investment income           ( $1.52)    ( $1.48)    ( $1.42)    ( $1.10)    ( $1.51)
   In excess of net investment
   income                                    --          --          --          --       (0.04)
   From net realized gain on
   investments                            (0.12)         --          --       (0.04)      (0.70)
   Tax return of capital                     --          --          --       (0.16)         --
                                        -------     -------     -------     -------     -------
   Total distributions declared
   to shareholders                      ( $1.64)    ( $1.48)    ( $1.42)    ( $1.30)    ( $2.25)
                                        -------     -------     -------     -------     -------

   Net asset value - end of
   period                                $20.80      $20.53      $20.92      $18.91      $21.25
                                        =======     =======     =======     =======     =======

Total return(5)                            9.54%       5.48%      18.54%      (4.86)%     14.64%
Ratios (to average daily net assets)/
Supplemental Data
   Net assets at end of period
   (000's omitted)                   $3,288,318  $2,603,628  $2,267,107  $1,642,933  $1,307,099
   Expenses(1)                             0.37%       0.38%       0.38%       0.38%       0.40%
   Net investment income                   6.76%       7.13%       7.80%       7.25%       7.07%

   Portfolio turnover                        89%(3)     118%(2)     132%        122%        150%

-----------------------------------------------------------------------------------------------
Fixed Income Fund                                        Year Ended December 31,
                                          1992*        1991*       1990*       1989*       1988*
-----------------------------------------------------------------------------------------------
Net asset value - beginning of
period                                   $20.96      $19.56      $19.54      $18.84      $18.99
                                        -------     -------     -------     -------     -------
Income from investment operations
   Net investment income                  $1.59       $1.68       $1.76       $1.81       $1.72
   Net realized and unrealized gain
   (loss)                                 (0.18)       1.66       (0.05)       0.69       (0.13)
                                        -------     -------     -------     -------     -------
   Total from investment
   operations                             $1.41       $3.34       $1.71       $2.50       $1.59
Less distributions declared
to shareholders
   From net investment income           ( $1.52)    ( $1.49)    ( $1.69)    ( $1.80)    ( $1.74)
   In excess of net investment
   income                                    --          --          --          --          --
   From net realized gain on
   investments                            (0.30)      (0.45)         --          --          --
   Tax return of capital                     --          --          --          --          --
                                        -------     -------     -------     -------     -------
   Total distributions declared
   to shareholders                      ( $1.82)    ( $1.94)    ( $1.69)    ( $1.80)    ( $1.74)
                                        -------     -------     -------     -------     -------
   Net asset value - end of
   period                                $20.55      $20.96      $19.56      $19.54      $18.84
                                         ======      ======      ======      ======      ======

Total return(5)                            6.88%      17.65%       9.23%      13.75%       8.53%
Ratios (to average daily net assets)/
Supplemental Data
   Net assets at end of period
   (000's omitted)                     $919,909    $631,457    $397,267    $264,874    $198,836
   Expenses(1)                             0.41%       0.46%       0.49%       0.53%       0.54%
   Net investment income                   7.61%       8.28%       9.07%       9.26%       8.94%

   Portfolio turnover                       217%        176%        107%        106%        119%

----------
*     Audited by other auditors.

(1) Includes the Fund's share of the Standish Fixed Income Portfolio's allocated expenses for the period from May 3, 1996 to December 31, 1996.

(2) Represents the theoretical unaudited portfolio turnover rate of the Fund for the year ended December 31, 1996 had the Fund not contributed its assets to the Standish Fixed Income Portfolio on May 3, 1996. The portfolio turnover rate of the Fund for the period from January 1, 1996 to May 2, 1996 was 49%. The portfolio turnover rate of the Standish Fixed Income Portfolio for the period from May 3, 1996 to December 31, 1996 was 69%.

(3) For periods after December 31, 1996, information is for the Standish Fixed Income Portfolio.

(4)   Calculated based on average shares outstanding.

(5) The Fund's performance benchmark is the Lehman Brothers Aggregate Index. See "Calculation of Performance Data" for a description of the index. The average annual total return of this index for each year since the Fund's inception was as follows (this total return information is not audited):

------------------------------------------------------------------------------------------------------------------------
                                     1997     1996     1995     1994      1993     1992    1991     1990    1989    1988
------------------------------------------------------------------------------------------------------------------------
Total Return:
   Lehman Brothers Aggregate Index   9.68%    3.61%    18.47%   (2.92)%   9.75%    7.40%   16.00%   8.95%   14.53%   7.89%


Standish Group of Fixed Income Funds       6                      April 30, 1998

Financial Highlights
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                            For the period June 2, 1997
                                                                           (commencement of operations)
Diversified Income Fund                                                       to December 31, 1997(1)
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                  $ 20.00
                                                                                      --------
Income from operations:
   Net investment income*                                                                0.98
   Net realized and unrealized gain on investments                                       0.26
                                                                                      --------
Total from investment operations                                                         1.24
                                                                                      --------
Less distributions declared to shareholders:
   From net investment income                                                           (0.63)
   From net realized gain on investments                                                (0.10)
                                                                                      --------
   Total distributions                                                                  (0.73)
                                                                                      --------
   Net asset value, end of period                                                     $ 20.51
                                                                                      ========

Total return(4)                                                                          6.20%

Ratios (to average daily net assets)/Supplemental Data
   Net assets, end of period (000's omitted)                                          $27,398
   Expenses*(2)                                                                          0.00+
   Net investment income*                                                                8.07%+

   Portfolio Turnover(3)                                                                   25%

----------
*  For the period June 2, 1997 (commencement of operations) to December 31,
   1997, the Adviser voluntarily agreed not to impose its advisory fee on the
   Portfolio and reimbursed the Fund and the Portfolio for their operating expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

      Net investment income per share                                                 $  0.74
      Ratios (to average daily net assets):
         Expenses(2)                                                                     1.96%+
         Net investment income                                                           6.11%+

(1)  Calculated based on average shares outstanding.

(2) Includes the Fund's shares of Standish Diversified Income Portfolio's allocated expenses for the period from June 2, 1997 to December 31, 1997.

 +   Computed on an annualized basis.

(3) The portfolio turnover rate listed is for the Standish Diversified Income Portfolio. Because the Fund does not make investments directly in securities, the Fund does not have any portfolio turnover activity.

(4) The Fund's performance benchmark is the Lehman Brothers Aggregate Index. See "Calculation of Performance Data" for a description of the index. The average annual total return of this index for a portion of the initial year since inception was as follows (this total return information is not audited):

--------------------------------------------------------------------------------
                                                                         1997
--------------------------------------------------------------------------------
Total Return
   Lehman Brothers Aggregate Index                                       7.64%


Standish Group of Fixed Income Funds            7               April 30, 1998

Financial Highlights
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                       For the Period
                                                                                        July 3, 1995
                                                             Year Ended          (commencement of operations)
Fixed Income Fund II                                         December 31,            to December 31, 1995
                                                       1997             1996
-----------------------------------------------------------------------------------------------------------------

Net asset value - beginning of period                 $18.73          $20.52           $20.00
                                                  ---------------  ---------------  ---------------
Income from investment operations
   Net investment income*                             $1.11            $1.16            $0.53
   Net realized and unrealized gain (loss)             0.46            (0.52)            0.64
                                                  ---------------  ---------------  ---------------
   Total from investment operations                   $1.57            $0.64            $1.17
Less distributions declared to shareholders
   From net investment income                        ($1.11)          ($1.15)          ($0.53)
   In excess of net investment income                  --               --              (0.12)
   From net realized gains on investments             (0.02)           (1.28)            --
                                                  ---------------  ---------------  ---------------
   Total distributions declared to shareholders      ($1.13)          ($2.43)           $0.65
                                                  ---------------  ---------------  ---------------

   Net asset value - end of period                   $19.17           $18.73           $20.52
                                                  ===============  ===============  ===============

Total return(1)                                        8.59%            3.77%            5.79%
Ratios (to average daily net assets)/
Supplemental Data
   Net assets at end of period (000's omitted)      $74,580          $35,485           $8,046
   Expenses*                                           0.40%            0.40%            0.40%t
   Net investment income*                              6.58%            6.57%            6.64%t

   Portfolio turnover                                   103%             124%             389%

----------
*  The Adviser voluntarily waived its investment advisory fee and reimbursed the
   Fund for a portion of its operating expenses. Had these actions not been taken, the net investment income per share ratios would have been:

        Net investment income per share               $1.06            $1.04            $0.29
        Ratios (to average daily net assets):
             Expenses                                  0.74%            1.06%            1.29%t
             Net investment income                     6.24%            5.91%            5.75%t

 t Computed on an annualized basis.

(1)The Fund's performance benchmark is the Lehman Brothers Aggregate Index. See "Calculation of Performance Data" for a description of the index. The average annual total return of the index for each year since the Fund's inception and for a portion of the initial year since inception was as follows (this total return information is not audited):

---------------------------------------------------------------------------------------------------
                                                       1997             1996             1995
---------------------------------------------------------------------------------------------------
Total Return:
   Lehman Brothers Aggregate Index                     9.68%            3.61%            6.31%


Standish Group of Fixed Income Funds      8                       April 30, 1998

Financial Highlights
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Short-Term Asset Reserve Fund                                             Year Ended December 31,
                                      1997       1996       1995       1994       1993       1992*      1991*      1990*     1989*@
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of
period                               $19.50     $19.55     $19.22     $19.79     $19.96     $20.46     $20.20     $20.14    $20.00
                                   --------   --------   --------   --------   --------   --------   --------   --------   -------
Income from investment
operations
   Net investment income              $1.15      $1.11      $1.13      $1.01      $1.31      $1.35      $1.47      $1.66     $1.69
   Net realized and unrealized
   gain (loss) on investments         (0.02)     (0.04)      0.33      (0.57)     (0.17)     (0.48)      0.37       0.07      0.14
                                   --------   --------   --------   --------   --------   --------   --------   --------   -------
   Total from investment
   operations                         $1.13      $1.07      $1.46      $0.44      $1.14      $0.87      $1.84      $1.73     $1.83
Less distributions declared
to shareholders
   From net investment income        ($1.15)    ($1.12)    ($1.12)    ($1.01)    ($1.31)    ($1.35)    ($1.47)    ($1.66)   ($1.69)
   In excess of net investment
   income                                --         --      (0.01)        --         --         --         --         --        --
   From net realized gain on
   investments                           --         --         --         --         --      (0.02)     (0.11)      0.01        --
                                   --------   --------   --------   --------   --------   --------   --------   --------   -------
   Total distributions declared
   to shareholders                   ($1.15)    ($1.12)    ($1.13)    ($1.01)    ($1.31)    ($1.37)    ($1.58)    ($1.67)   ($1.69)
                                   --------   --------   --------   --------   --------   --------   --------   --------   -------

   Net asset value - end of
   period                            $19.48     $19.50     $19.55     $19.22     $19.79     $19.96     $20.46     $20.20    $20.14
                                   ========   ========   ========   ========   ========   ========   ========   ========   =======

Total return(1)                        5.94%      5.62%      7.85%      2.27%      5.08%      4.33%      9.41%      8.96%     9.54%t
Ratios (to average daily net
assets)/Supplemental Data
   Net assets at end of period     $245,757   $194,074   $243,500   $277,017   $275,080   $289,969   $266,256   $105,303   $66,167
   (000's  omitted)
   Expenses                            0.36%      0.35%      0.33%      0.33%      0.33%      0.37%      0.38%      0.45%     0.50%t
   Net investment income               5.89%      5.75%      5.95%      5.24%      5.82%      6.60%      7.17%      8.17%     8.52%t

   Portfolio turnover                   119%       156%       208%       154%       182%       167%       134%       128%      132%

----------
t    Computed on an annualized basis.

*    Audited by other auditors.

@ For the period from January 3, 1989 (commencement of operations) to December 31, 1989.

(1) The Fund's performance benchmark is the IBC/Donoghue Money Market Average/All Taxable Index. See "Calculation of Performance Data" for a description of the benchmark. The average annual total return of this benchmark for each year since the Fund's inception was as follows (this total return information is not audited):

-----------------------------------------------------------------------------------------------------------------------------------
                                       1997       1996       1995       1994       1993       1992       1991       1990      1989
-----------------------------------------------------------------------------------------------------------------------------------
Total Return:
   IBC/Donoghue                        5.07%      4.90%      5.50%      3.74%      2.71%      3.39%      5.79%      7.82%     8.90%
   Money Market
   Average/All Taxable Index


Standish Group of Fixed Income Funds      9                       April 30, 1998

Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Controlled Maturity Fund                                                                     For the Period
                                                                                              July 3, 1995
                                                                                              (commencement
                                                          Year Ended        Year Ended      of operations) to
                                                      December 31, 1997  December 31, 1996   December 31, 1995
--------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                      $19.99           $20.24                $20.00
                                                        ---------------  ---------------    ------------------
Income from investment operations
   Net investment income*                                   $1.34            $1.27                 $0.57
   Net realized and unrealized gain (loss)                  (0.04)           (0.27)                 0.24
                                                        ---------------  ---------------    ------------------
   Total from investment operations                         $1.30            $1.00                 $0.81
Less distributions declared to shareholders
   From net investment income                              ($1.34)          ($1.24)               ($0.57)
   From net realized gains on investments                      --            (0.01)                   --
                                                        ---------------  ---------------    ------------------
   Total distributions declared to shareholders            ($1.34)          ($1.25)               ($0.57)
                                                        ---------------  ---------------    ------------------

   Net asset value - end of period                         $19.95           $19.99                $20.24
                                                        ===============  ===============    ==================

Total return(1)                                              6.66%            5.13%                 4.20%
Ratios (to average daily net assets)/Supplemental Data
   Net assets at end of period (000's omitted)            $13,916          $12,525                $8,868
   Expenses*                                                 0.37%            0.40%                 0.40%t
   Net investment income*                                    6.60%            6.60%                 6.29%t

   Portfolio turnover                                          94%             107%                  127%

----------
*    The Adviser voluntarily waived its investment advisory fee and reimbursed the Fund for a portion of its operating expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

        Net investment income per share                     $1.18            $1.11                 $0.38
        Ratios (to average daily net assets):
             Expenses                                        1.28%            1.25%                 2.51%t
             Net investment income                           5.69%            5.75%                 4.18%t

t    Computed on an annualized basis

(1) The Fund's performance benchmark is the Merrill Lynch 1-3 Year U.S. Treasury Index. See "Calculation of Performance Data" for a description of the index. The average annual total return of the Index for each year since the Fund's inception and for a portion of the initial year since inception was as follows (this total return information is not audited):

--------------------------------------------------------------------------------------------------------------
                                                             1997             1996                 1995
--------------------------------------------------------------------------------------------------------------
Total Return:
   Merrill Lynch 1-3 Year U.S. Treasury Index               6.65%            4.98%                 4.06%


Standish Group of Fixed Income Funds      10                      April 30, 1998

Financial Highlights
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Securitized Fund                                                                 Year Ended December 31,
                                            1997      1996      1995      1994       1993      1992*     1991*     1990*     1989*@
----------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period      $19.70    $20.25    $18.61    $20.24     $20.14    $20.97    $20.48    $20.15    $20.00
                                          -------   -------   -------   -------    -------   -------   -------   -------   -------
Income from investment operations
    Net investment income#                  $1.46     $1.43     $1.32     $1.42      $1.45     $1.43     $1.71     $1.80     $0.60
    Net realized and unrealized gain
    (loss) on investments                    0.37     (0.57)     1.66     (1.86)      0.54     (0.61)     1.37      0.40      0.20
                                          -------   -------   -------   -------    -------   -------   -------   -------   -------
    Total from investment operations        $1.83     $0.86     $2.98    ($0.44)     $1.99     $0.82     $3.08     $2.20     $0.80
Less distributions declared
to shareholders
    From net investment income             ($1.43)   ($1.41)   ($1.34)   ($1.19)    ($1.48)   ($1.57)   ($1.55)   ($1.70)    $0.60
    In excess of net investment income         --        --        --        --      (0.05)       --        --        --        --
    From net realized gain on investments      --        --        --        --      (0.36)    (0.07)    (1.04)    (0.17)       --
    In excess of net realized
    gain on investments                                  --        --        --         --     (0.01)       --        --     (0.05)
                                          -------   -------   -------   -------    -------   -------   -------   -------   -------
    Total distributions declared
    to shareholders                        ($1.43)   ($1.41)   ($1.34)   ($1.19)    ($1.89)   ($1.65)   ($2.59)   ($1.87)    $0.55
                                          -------   -------   -------   -------    -------   -------   -------   -------   -------

    Net asset value - end of period        $20.10    $19.70    $20.25    $18.61     $20.24    $20.14    $20.97    $20.48    $21.35
                                          =======   =======   =======   =======    =======   =======   =======   =======   =======

Total return(1)                              9.50%     4.41%    16.32%    (2.16)%    10.02%     4.07%    15.57%    11.47%    11.90%
Ratios (to average net assets)/
Supplemental Data
    Net assets at end of period           $40,125   $50,617   $55,201   $53,779    $78,054   $90,460   $78,570   $67,278   $31,427
    (000's omitted)
    Expenses#                                0.45%     0.45%     0.45%     0.45%      0.45%     0.45%     0.45%     0.45%     0.45%t
    Net investment income#                   6.47%     6.99%     6.78%     6.79%      6.75%     6.94%     8.03%     8.88%     8.46%t

    Portfolio turnover                        100%      212%      225%      138%       130%      301%      324%      146%        1%

----------
+    Computed on an annualized basis.

*    Audited by other auditors.

@ For the period from August 31, 1989 (commencement of operations) to December 31, 1989.

# The Adviser did not impose a portion of its advisory fee. If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

       Net investment income per share      $1.43     $1.40     $1.22     $1.41      $1.44     $1.42     $1.70     $1.79     $0.59
       Ratios (to average net assets):
           Expenses                          0.57%     0.51%     0.51%     0.49%      0.48%     0.51%     0.49%     0.51%     0.59%
            Net investment income            6.35%     6.93%     6.72%     6.76%      6.72%     6.88%     7.99%     8.82%     8.32%

(1) The Fund's performance benchmarks are the Lehman Brothers Mortgage Index and the Lehman Brothers Aggregate Index. See "Calculation of Performance Data" for a description of these indices. The average annual total return of these indices for each year since the Fund's inception and for a portion of the initial year since inception was as follows (this total return information is not audited):

----------------------------------------------------------------------------------------------------------------------------------
                                             1997      1996      1995      1994       1993      1992      1991      1990      1989
----------------------------------------------------------------------------------------------------------------------------------
Total Return:
    Lehman Brothers Mortgage Index           9.48%     5.36%    16.79%    (1.61)%     6.84%     6.95%    15.71%    10.73%     4.73%
    Lehman Brothers Aggregate Index          9.68%     3.61%    18.47%    (2.92)%     9.75%     7.40%    16.00%     8.95%     4.24%


Standish Group of Fixed Income Funds      11                      April 30, 1998

Investment Objectives and Policies
--------------------------------------------------------------------------------

Investment Strategy

  Each Fund is an actively managed diversified mutual fund consisting primarily of fixed income securities. The Diversified Income Fund is managed to maximize total return consisting primarily of a high level of income. The Fixed Income Fund II, Controlled Maturity Fund and Securitized Fund are managed to maximize total return consistent with preserving principal and liquidity. The Fixed Income Fund and Short-Term Asset Reserve Fund are managed primarily to achieve a high level of current income consistent with preservation of principal and liquidity. The Fixed Income Fund, Diversified Income Fund and Short-Term Asset Reserve Fund each invests all of its investable assets in a corresponding Portfolio. These Funds are sometimes referred to in this Prospectus as the Standish Feeder Funds. This structure, where one fund invests all of its investable assets in another investment company, is described below under the caption "Information About the Master-Feeder Structure."

  The Advisers' primary investment management and research focus is at the security and industry/sector level. The Advisers seek to add value to each Fund's portfolio by selecting undervalued investments, rather than by varying the average maturity of a Fund's portfolio to reflect interest rate forecasts. The Advisers utilize fundamental credit and sector valuation techniques to evaluate what they consider to be less efficient markets and sectors of the fixed income marketplace in an attempt to select securities with the potential for the highest return.

  Securities. The Funds may invest in all types of fixed income securities including bonds, notes (including structured or hybrid notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee Dollar instruments, preferred stocks and money market instruments (such as negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and commercial paper). These fixed income securities may be issued by U.S. and foreign companies, U.S. and foreign banks, the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises, and foreign governments and their political subdivisions, although not all Funds invest in securities of foreign issuers. Each Fund may purchase securities that pay interest on a fixed, variable, floating, inverse floating, contingent, in-kind or deferred basis. Each Fund may enter into repurchase agreements and forward dollar roll transactions, may purchase zero coupon and deferred payment securities and may buy securities on a when-issued or delayed delivery basis. Each Fund may also purchase shares of other investment companies and real estate investment trusts ("REITs"). Please refer to each Fund's specific investment objective and policies and "Description of Securities and Related Risks" for a more comprehensive list of permissible securities and investments.

  Credit Quality. Each Fund, except the Fixed Income Portfolio and Diversified Income Portfolio, invests exclusively in fixed income securities that are considered investment grade at the time of purchase. The Short-Term Asset Reserve Portfolio invests primarily in fixed income securities considered high grade at the time of purchase. The Fixed Income Portfolio invests primarily in fixed income securities considered investment grade at the time of purchase and the Diversified Income Portfolio may invest significantly in fixed income securities considered below investment grade at the time of purchase. Investment grade securities are those that are rated at Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("Standard & Poors"), Duff & Phelps, Inc. ("Duff") or Fitch IBCA, Inc. ("Fitch") or, if unrated, determined by the Advisers to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by Standard & Poor's, Duff or Fitch).

  Securities rated Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

  Fixed income securities rated Ba and below by Moody's or BB and below by Standard & Poor's, Duff or Fitch, or, if unrated, determined by the Advisers to be of comparable credit quality are considered below investment grade obligations. Below investment grade securities, commonly referred to as "junk bonds," carry a higher degree of risk than medium grade securities and are considered speculative by the rating agencies. To the extent a Fund invests in medium grade or non-investment grade fixed income securities, the Advisers attempt to select those fixed income securities that have the potential for upgrade.

  If a security is rated differently by two or more rating agencies, the Advisers use the highest rating to compute a Fund's credit quality and also to determine the security's rating category. In the case of unrated sovereign and subnational debt of foreign countries, the Advisers may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities. If the rating of a security held by a Fund is downgraded below the minimum rating required for the particular Fund, the Advisers will determine whether to retain that security in the Fund's portfolio.

  Maturity. Each Fund generally invests in securities with final maturities, average lives or interest rate reset frequencies of 15 years (10 years for the Controlled Maturity Fund) or less. Up to 90% of Short-Term Asset Reserve Portfolio's portfolio securities will have an average life of 3.25 years or less. However, each Fund may purchase individual securities with effective maturities that are outside of these ranges.

                                           * * *


Standish Group of Fixed Income Funds      12                      April 30, 1998

  Each Fund's specific investment objective and policies are set forth below and will assist the investor in differentiating each Fund's unique characteristics. Because of the uncertainty inherent in all investments, no assurance can be given that a Fund will achieve its investment objective. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

The Fixed Income Fund

  The investment objective and characteristics of the Fixed Income Fund correspond directly to those of the Standish Fixed Income Portfolio in which the Fund invests all of its investable assets. The following is a discussion of the investment objectives and policies of the Fixed Income Portfolio.

  Investment Objective. The Portfolio's investment objective is primarily to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates or other economic conditions indicate that capital appreciation may be available without significant risk to principal.

  Securities. Under normal market conditions, substantially all, and at least 65%, of the Portfolio's total assets are invested in investment grade fixed income securities. The Portfolio may invest up to 20% of its total assets in fixed income securities of foreign companies and foreign governments and their political subdivisions, including securities of issuers located in emerging markets. No more than 10% of the Portfolio's total assets will be invested in foreign securities not subject to currency hedging transactions back into U.S. dollars. The Portfolio may also engage in short sales.

  Credit Quality. The Portfolio invests primarily in investment grade fixed income securities. The Portfolio may, however, invest up to 15% of its total assets in securities rated Ba or below by Moody's or BB or below by Standard & Poor's, Duff or Fitch, or, if unrated, determined by Standish to be of comparable credit quality. The average dollar-weighted credit quality of the Portfolio's portfolio is expected to be Aa according to Moody's or AA according to Standard & Poor's, Duff or Fitch.

  Maturity. Under normal market conditions, the Portfolio's average dollar-weighted effective portfolio maturity will vary from five to thirteen years.

The Diversified Income Fund

  The investment objective and characteristics of the Diversified Income Fund correspond directly to those of the Standish Diversified Income Portfolio in which the Fund invests all of its investable assets. The following is a discussion of the investment objectives and policies of the Diversified Income Portfolio.

  Investment Objective. The Portfolio's investment objective is to maximize total return, consisting primarily of a high level of income. The Portfolio seeks to achieve its objective by investing in the following three market sectors: U.S. domestic, high yield, and international and emerging markets.

  Securities. Under normal market conditions, the Portfolio invests at least 80% of its net assets in income producing securities. Income producing securities include all types of fixed income securities as well as tax- exempt securities and warrants. The Portfolio may also invest up to 10% of its total assets in common stock and engage in short sales.

  Country Selection. Although there is no limit on the number of countries in which issuers of the Portfolio's investments are located, the Portfolio intends to invest in no fewer than three different countries, including the United States. The Portfolio limits its investments in securities of issuers located in any one developed country (excluding the U.S.) to 15% of its total assets and limits its investments in securities of issuers located in any one emerging market country to 7% of its total assets.

  Under normal market conditions, at least 80% of the Portfolio's total assets, adjusted to reflect the Portfolio's net currency exposure after giving effect to currency transactions and positions, are denominated in or hedged (including cross-hedged) to the U.S. dollar. It is expected that the Portfolio will employ currency management techniques to seek to manage its foreign currency exposure within this limit. These techniques include, but are not limited to, options, futures, options on futures, forward foreign currency exchange contracts and currency swaps.

  The Portfolio's investments in securities of foreign and emerging market issuers entail certain risks not customarily associated with investing in securities of U.S. issuers. In particular, the securities markets in emerging markets are less liquid, subject to greater price volatility, have smaller market capitalizations, have less governmental regulations and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. See "Descriptions of Securities and Related Risks" for a further description of the risks associated with the Portfolio's investments.

  Credit Quality. The Portfolio's portfolio average dollar-weighted credit quality is expected to be Ba according to Moody's or BB according to Standard & Poor's, Duff or Fitch, but in no event will be lower than B2 according to Moody's or B according to Standard & Poor's, Duff or Fitch. Up to 65% of the Portfolio's total assets may be invested in securities rated, at the time of investment, below investment grade. Although the Portfolio does not generally invest in securities that are in default, it may from time to time so invest up to 10% of its total assets, including in defaulted bank loans. Non-investment grade securities, commonly referred to as "junk bonds," are considered speculative by the rating agencies and generally carry a higher degree of risk (greater price volatility and greater risk of loss of principal and interest) than higher rated securities.

  Maturity. Under normal market conditions, the Portfolio's average dollar-weighted effective portfolio maturity will vary from five to thirteen years.

The Fixed Income Fund II

  Investment Objective. The Fixed Income Fund II's investment objective is to maximize total return, consistent with preserving principal and liquidity. As a component of this objective, the Fund seeks a relatively high level of current income.


Standish Group of Fixed Income Funds      13                      April 30, 1998

  Securities. Under normal market conditions, substantially all and at least 65% of the Fund's total assets are invested in investment grade fixed income securities.

  Credit Quality. The Fund invests exclusively in investment grade fixed income securities. The average dollar-weighted credit quality of the Fund's portfolio is expected to be Aa according to Moody's or AA according to Standard & Poor's, Duff or Fitch.

  Maturity. Under normal market conditions, the Fund's average dollar-weighted effective portfolio maturity will vary from five to thirteen years.

The Short-Term Asset Reserve Fund

  The investment objective and characteristics of the Short-Term Asset Reserve Fund corresponded directly to those of the Standish Short-Term Asset Reserve Portfolio in which the Fund invests all of its investable assets. The following is a discussion of the investment objectives and policies of the Short-Term Asset Reserve Portfolio.

  Investment Objective. The Portfolio's investment objective is to achieve a high level of current income consistent with preserving principal and liquidity.

  Securities. The Portfolio invests in a broad range of investment grade money market instruments and short-term fixed income securities. The Portfolio may also invest in tax-exempt securities and prime commercial paper of U.S. and foreign companies, and may enter into reverse repurchase agreements. The Portfolio limits its investments in preferred stock to 10% of its total assets.

  Credit Quality. The Portfolio invests primarily in high grade securities, cash and cash equivalents. The Portfolio may also invest up to 15% of its total assets in medium grade obligations rated Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by Standard & Poor's, Duff or Fitch, or, if unrated, determined by Standish to be of comparable credit quality. The average dollar-weighted credit quality of the Portfolio's portfolio is expected to be at least Aa according to Moody's or AA according to Standard & Poor's, Duff or Fitch.

  Maturity. All securities held by the Portfolio will have an effective or remaining maturity of 3.25 years or less from the date of settlement, except that up to 10% of the Portfolio's total assets may be represented by securities with effective maturities or redemption dates, put dates or coupon dates of between 3.25 and five years. The maturity limitation does not apply to U.S. Treasury notes or bonds with maturities of longer than 3.25 years, which may be purchased by the Portfolio in conjunction with the sale of note or bond futures contracts or with certain equivalent options positions which are designed to hedge the notes or bonds in such a way as to create a synthetic short-term instrument. The Portfolio's average dollar-weighted effective portfolio maturity will not exceed 18 months.

The Controlled Maturity Fund

  Investment Objective. The Controlled Maturity Fund's investment objective is to maximize total return, consistent with preserving principal and liquidity. As a component of this objective, the Fund seeks a relatively high level of current income.

  Securities. Under normal market conditions, substantially all and at least 65% of the Fund's total assets are invested in investment grade fixed income securities.

  Credit Quality. The Fund invests exclusively in investment grade fixed income securities. The average dollar-weighted credit quality of the Fund's portfolio is expected to be Aa according to Moody's or AA according to Standard & Poor's, Duff or Fitch.

  Maturity. Under normal market conditions, the Fund's average dollar-weighted effective portfolio maturity will not exceed five years. The Fund generally invests in securities with final maturities, average lives or interest rate frequencies of 10 years or less.

The Securitized Fund

  Investment Objective. The Securitized Fund's investment objective is to maximize total return, consistent with preserving principal and liquidity, through both capital appreciation and the generation of current income. The Fund seeks capital appreciation when market factors such as declining interest rates indicate that capital appreciation may be available without significant risk to principal.

  Securities. Under normal market conditions, at least 65% of the Fund's total assets are invested in mortgage-related and asset-backed securities. Mortgage-related securities include directly placed mortgages, mortgage-backed securities, collateralized mortgage obligations and other pass-through securities, and mortgage derivatives. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. In order to preserve principal and liquidity, up to 35% of the Fund's total assets may, under normal market conditions, be invested in U.S. Treasury and government agency notes and bonds, certificates of deposit, money market instruments and repurchase agreements.

  Up to 10% of the Fund's total assets may be invested in mortgage-related and other securities of foreign governments or companies denominated in currencies other than the U.S. dollar. The Fund may enter into forward foreign currency exchange contracts and cross currency forward contracts to seek to hedge against changes in foreign currency exchange rates. See "Strategic Transactions" below.

  Credit Quality. The Fund invests primarily in high grade mortgage-related and asset-backed securities. The Fund may, however, invest up to 15% of its total assets in securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch, or, if unrated, determined by Standish to be of comparable credit quality. The average dollar-weighted credit quality of the Fund's portfolio is expected to be Aa according to Moody's or AA according to Standard & Poor's, Duff or Fitch.

  Maturity. The Fund's average dollar-weighted effective portfolio maturity will vary depending upon the maturity of its investments. Mortgage-related securities, when they are issued, have stated maturities of up to 40 years, depending on the length of the mortgages underlying the securities. In practice,


Standish Group of Fixed Income Funds      14                      April 30, 1998
scheduled and unscheduled early prepayments of principal and interest on the underlying mortgages will make the effective maturity of the securities shorter. A security based on a pool of 40 year mortgages may have an average life as short as two years. The relationship between mortgage repayments and interest rates may give some high-yielding mortgage-related securities less potential for return and value than conventional bonds with comparable maturities. The Fund expects that the average life of securities held by it will be from three to fifteen years.

Description of Securities and Related Risks

  For purposes of the discussion in this section and in the "Investment Techniques and Related Risks" section of this Prospectus, the use of the term "Funds" also refers to the Fixed Income Portfolio, Diversified Income Portfolio and Short-Term Asset Reserve Portfolio unless otherwise noted.

General Risks

  Investments in the Funds involve certain risks. Each Fund invests primarily in the fixed income securities described above and is subject to risks associated with investments in such securities. These risks include interest rate risk, default risk and call and extension risk. The Fixed Income Portfolio, Diversified Income Portfolio and the Securitized Fund are also subject to risks associated with direct investments in foreign securities as described under the "Specific Risks" section.

  Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

  Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a Fund to sustain losses on such investments. A default could impact both interest and principal payments.

  Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yield securities.

Specific Risks

  The following sections include descriptions of specific risks that are associated with a Fund's purchase of a particular type of security or the utilization of a specific investment technique.

  Corporate Debt Obligations. Each Fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and companies, including obligations of industrial, utility, banking and other financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

  U.S. Government Securities. Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("GNMA")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association ("SLMA")), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC")), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently ("STRIPs").

  Mortgage-Backed Securities. Each Fund may invest in privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. Government or any of its agencies, instrumentalities or sponsored enterprises, including, but not limited to, GNMA, FNMA or FHLMC. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgages whenever they choose. Therefore, mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities, increase a Fund's exposure to rising interest rates and prevent a Fund from taking advantage of such higher yields.

  GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the U.S. Treasury. See the SAI for additional descriptions of GNMA, FNMA and FHLMC certificates.


Standish Group of Fixed Income Funds      15                      April 30, 1998

  Multiple class securities include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Funds do not intend to purchase residual interests in REMICs.

  Stripped mortgage-backed securities ("SMBS") are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience prepayments of principal at a rate different from what was anticipated, a Fund may fail to recoup fully its initial investment in these securities. Although the markets for SMBS and CMOs are increasingly liquid, certain SMBS and CMOs may not be readily marketable and will be considered illiquid for purposes of each Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. The Short-Term Asset Reserve Portfolio does not invest in SMBS.

  Direct Investment in Mortgage Loans. The Securitized Fund may invest directly in mortgage loans securing commercial and residential real estate. When the Fund invests directly in mortgage loans, the Fund, rather than a financial intermediary, becomes the mortgagee with respect to such mortgage loans. Direct investments in mortgage loans are available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agents for the purchaser with respect to, among other things, the receipt of principal and interest payments. The seller generally does not provide any insurance covering the payment of interest on or repayment of principal of the mortgages, but such insurance may be purchased by the mortgagor. Investing directly in mortgage loans may involve certain risks and characteristics not applicable to investments in other securities. Such risks include delays and difficulties in recovering and reselling the collateral securing the mortgage loan during foreclosure proceedings, limitations pursuant to Federal bankruptcy and state insolvency laws and other state laws enforcing a personal judgment against a borrower following foreclosure to make up any deficiency not realized on sale of the collateral, and the application of Federal and state laws limiting interest rates that may be charged by the lender and the lender's ability to accelerate the maturity of the mortgage loan.

  Unlike mortgage-backed securities which generally represent an interest in a pool of mortgages, direct investment in a mortgage loan involves pre-payment and credit risk of an individual issuer and real property, and, consequentially, requires different investment and credit analysis by the Adviser. Direct investments in mortgage loans are illiquid and subject to the Securitized Fund's policy of not investing more than 15% of its net assets in illiquid investments.

  Asset-Backed Securities. Each Fund may invest in asset-backed securities. The principal and interest payments on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Like mortgage-backed securities, asset-backed securities are subject to more rapid prepayment of principal than indicated by their stated maturity which may greatly increase price and yield volatility. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

  Convertible Securities. Each Fund, other than Securitized Fund, may invest in convertible securities consisting of bonds, notes, debentures and preferred stocks. The Short-Term Asset Reserve Portfolio's investments in preferred stock are limited to no more than 10% of its total assets. Convertible debt securities and preferred stock acquired by a Fund entitle the Fund to exchange such instruments for common stock of the issuer at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities.

  Below Investment Grade Fixed Income Securities. The Fixed Income Portfolio and Diversified Income Portfolio may invest up to 15% and 65%, respectively, of their total assets in non-investment grade securities. Non-investment grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the high yield markets generally and less secondary market liquidity.


Standish Group of Fixed Income Funds      16                      April 30, 1998

  Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

  The market value of below investment grade fixed income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Portfolio's ability to achieve its investment objective may depend to a greater extent on the Advisers' judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the high yield market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

  A holder's risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of debt securities of higher credit qualities because non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Diversified Income Portfolio in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Diversified Income Portfolio of its initial investment and any anticipated income or appreciation is uncertain.

  The secondary market for non-investment grade fixed income securities is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and the Portfolio's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Portfolio to obtain precise valuations of the high yield securities in its portfolio. Changes in federal and state laws and industry initiatives could adversely affect the secondary market for non-investment grade fixed income securities and the financial condition of issuers of these securities.

  Non-investment grade fixed income securities also present risks based on payment expectations. Such securities frequently contain call or redemption features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Similarly, to the extent that the Diversified Income Portfolio invests a significant part of its assets in non-investment grade securities, if the Portfolio experiences unexpected net withdrawals, it may be forced to sell its higher rated more liquid securities. This could result in a decline in the overall credit quality of the Portfolio and increase the exposure of the Portfolio to the risks of non-investment grade fixed income securities.

  Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Advisers' credit analysis than would be the case with investments in investment grade debt obligations. See the SAI for a detailed description of the ratings assigned to fixed income securities by Moody's, Standard & Poor's, Duff or Fitch.

  For the fiscal year ended December 31, 1997, the Fixed Income Portfolio's and the Diversified Income Portfolio's investments, on an average dollar-weighted basis, calculated at the end of each month, had the following credit quality characteristics:

Fixed Income Portfolio

Investments                                Percentage
U.S. Governmental securities                 26.7%
U.S. Government Agency securities            15.4%
Corporate Bonds:
   Aaa or AAA                                 9.4%
   Aa or AA                                   3.2%
   A                                         10.5%
   Baa or BBB                                34.8%
   Ba or BB                                   0.0%
   B                                          0.0%
   Below B                                    0.0%
                                            ------
                                            100.0%

Diversified Income Portfolio

Investments                                Percentage
U.S. Governmental securities                  9.5%
U.S. Government Agency securities             7.8%
Corporate Bonds:
  Aaa or AAA                                  1.0%
  Aa or AA                                    0.7%
  A                                           1.0%
  Baa or BBB                                 11.3%
  Ba or BB                                   40.0%
  B                                          25.5%
  Below B                                     3.2%
                                            ------
                                            100.0%


Standish Group of Fixed Income Funds      17                      April 30, 1998

  Foreign Securities. The Diversified Income Portfolio may invest a significant portion of its assets, and the Fixed Income Portfolio and Securitized Fund may invest to a limited degree, in securities of foreign governments and companies. Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the exchange rate for the currency in which a Fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to enable the Fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

  Investing in Emerging Markets. Although the Fixed Income Portfolio and Diversified Income Portfolio invest primarily in securities of established issuers based in developed foreign countries, each may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. The Fixed Income Portfolio may invest up to 10% of its total assets in issuers located in emerging markets, generally with a limit of 3% of total assets invested in issuers located in any one emerging market. Although the Diversified Income Portfolio places no limit on the amount of its assets that may be invested in emerging markets in the aggregate, the Diversified Income Portfolio may only invest up to 7% of its total assets in issuers located in any one emerging market. These Portfolios may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries. Investing in securities of issuers in emerging markets involves exposure to significantly higher risk than investing in foreign countries with developed markets and may be considered speculative. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading and frequent limits on daily price movements, resulting in lack of liquidity and in price uncertainty; (iii) certain national policies which may restrict a Portfolio's investment opportunities, including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; (iv) the absence of developed legal structures governing private or foreign investment in private property which may adversely affect a Portfolio's ability to retain ownership of its securities during periods of economic, social or political turmoil; and (v) high rates of inflation and rapid fluctuations in interest rates that have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

  The economies of emerging market countries may be predominantly based on only a small number of industries or dependent on revenues from the sale of particular commodities or on international aid or development assistance. As a result, these economies may be significantly more vulnerable to changes in local or global trade conditions, and may suffer from volatile or extreme fluctuations in currency exchange rates, inflation and deflation rates as well as debt burdens. Many emerging market countries have experienced and will continue to experience periods of rapid inflation, resulting in significant market uncertainty and sharp drops in the U.S. dollar value of the country's assets. The currencies of emerging market countries may also be devalued as a result of governmental action in addition to market factors. Recently, the economies of certain emerging market countries have experienced deflation which has diminished the demand for goods and services resulting in excess capacity in factories that were built upon the forecast of continuing strong demand for such goods and services. All of these risks may adversely affect a Portfolio's investments in emerging market countries. See the SAI for a further description of the risks associated with investing in emerging market countries.

  Currency Risks. The U.S. dollar value of foreign securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Fund's assets quoted in those currencies. However, under normal market conditions, at least 80% of the Diversified Income Portfolio's total assets, adjusted to reflect the Portfolio's net currency exposure after giving effect to currency transactions and positions, are denominated in or hedged (including cross-hedged) to the U.S. dollar. No more than 10% of the Fixed Income Portfolio's total assets will be invested in foreign securi-


Standish Group of Fixed Income Funds      18                      April 30, 1998
ties not subject to hedging transactions back into U.S. dollars. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets may restrict the free conversion of their currencies into other currencies. Any devaluations in the currencies in which a Portfolio's securities are denominated may have a detrimental impact on the Portfolio's net asset value except to the extent such foreign currency exposure is subject to hedging transactions. The Fixed Income Portfolio and Diversified Income Portfolio utilize various investment strategies to seek to minimize the currency risks described above. These strategies include the use of currency transactions such as currency forward and futures contracts, cross currency forward and futures contracts, currency swaps and currency options. Each Portfolio's use of currency transactions may expose it to risks independent of its securities positions. See "Strategic Transactions" within the "Investment Techniques and Related Risks" section for a discussion of the risks associated with such strategies.

  Sovereign Debt Obligations. The Fixed Income Portfolio, Diversified Income Portfolio and Securitized Fund may invest in sovereign debt obligations, which involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

  A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

  Brady Bonds. The Fixed Income Portfolio and Diversified Income Portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.

  Obligations of Supranational Entities. The Fixed Income and Diversified Income Portfolios may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

  Eurodollar and Yankee Dollar Investments. Each Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. The Short-Term Asset Reserve Portfolio may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

  Warrants. Warrants acquired by the Diversified Income Portfolio entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The Diversified Income Portfolio's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration dates.


Standish Group of Fixed Income Funds      19                      April 30, 1998

  Common Stocks. The Diversified Income Portfolio may invest up to 10% of its total assets in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

  Investments in Other Investment Companies. Each Fund is permitted to invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. Because certain emerging markets are closed to investment by foreigners, a Portfolio may invest in issuers in those markets primarily through specifically authorized investment funds. In addition, a Portfolio may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, World Equity Benchmark Series ("WEBS") are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

  Real Estate Investment Trusts. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Code.

  Inverse Floating Rate Securities. Each Fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

  Zero Coupon and Deferred Payment Securities. Each Fund may invest in zero coupon and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. A Fund is required to accrue income with respect to these securities prior to the receipt of cash payments. Because a Fund will distribute this accrued income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon and deferred payment securities may be subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

  Structured or Hybrid Notes. Each Fund may invest in structured or hybrid notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark asset while fixing the maximum loss that it may experience in the event that the security does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

  Tax-Exempt Securities. Each Fund is managed without regard to potential tax consequences. If an Adviser believes that tax-exempt securities will provide competitive returns, the Fixed Income Portfolio, Diversified Income Portfolio and Short-Term Asset Reserve Portfolio may invest up to 10% of their total assets in tax-exempt securities. The Fixed Income II and Controlled Maturity Funds may invest up to 5% of their net assets in tax-exempt securities. A Fund's distributions of interest earned from these investments will be taxable. The Securitized Fund does not generally invest in tax-exempt securities.

Investment Techniques and Related Risks

  Strategic Transactions. Each Fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific fixed income market movements), to manage the effective maturity or duration of fixed income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing its investment objective, each Fund may purchase and sell (write) exchange-listed and over-the-counter ("OTC") put and call options on securities, indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and, to the extent a Fund invests in foreign securities, enter into currency transactions such as forward foreign currency exchange contracts, cross-currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic


Standish Group of Fixed Income Funds      20                      April 30, 1998

Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations, to seek to protect a Fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved.

  The ability of a Fund to utilize Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market, currency exchange rate and interest rate movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Funds' activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market, interest rate or currency movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

  The use of options and futures transactions entails certain other risks. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase a Fund's portfolio turnover rate and associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Losses resulting from the use of Strategic Transactions could reduce a Fund's net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Although the use of futures and options transactions for hedging and managing effective maturity and duration should tend to minimize the risk of loss due to a decline in the value of the position, at the same time, such transactions can limit any potential gain which might result from an increase in value of such position. The loss incurred by a Fund in writing options and entering into futures transactions is potentially unlimited.

  The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

  Each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes. The Fixed Income Portfolio, Fixed Income Fund II, Diversified Income Portfolio, Short-Term Asset Reserve Portfolio, Controlled Maturity Fund and Securitized Fund will attempt to limit net loss exposure from Strategic Transactions entered into for non-hedging purposes to 3%, 1%, 3%, 1%, 1% and 3%, respectively, of net assets. See the SAI for further information regarding the use of Strategic Transactions.

  When-Issued and Delayed Delivery Securities. The Fixed Income Portfolio, Fixed Income Fund II, Short-Term Asset Reserve Portfolio and Controlled Maturity Fund may invest up to 15%, 15%, 10% and 15%, respectively, of net assets in when-issued and delayed delivery securities. The Diversified Income Portfolio places no limit on investments in when-issued or delayed delivery securities. The Securitized Fund may invest up to 25% of its net assets, collectively, in when-issued and delayed delivery securities and forward roll transactions. Although a Fund will generally purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the Funds may dispose of these securities prior to settlement if the Adviser deems it appropriate to do so. The payment obligation and interest rate on these securities is fixed at the time a Fund enters into the commitment, but no income will accrue to the Fund until they are delivered and paid for. Unless a Fund has entered into an offsetting agreement to sell the securities, cash or liquid assets equal to the amount of the Fund's commitment must be segregated to secure the Fund's obligation and to partially offset the leverage inherent in these securities. The market value of the securities when they are delivered may be less than the amount paid by the Fund.

  Repurchase Agreements. The Fixed Income Portfolio, Fixed Income Fund II, Short-Term Asset Reserve Portfolio, Controlled Maturity Fund and Securitized Fund may invest up to 5%, 15%, 25%, 25% and 15%, respectively, of net assets in repurchase agreements. The Diversified Income Portfolio places no limit on investments in repurchase agreements. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a Fund will always be fully collateralized as to principal and interest by U.S. Government securities and money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the Adviser.

  Reverse Repurchase Agreements. The Short-Term Asset Reserve Portfolio may enter into reverse repurchase agreements with respect to 15% of its total assets. In a reverse repurchase agreement the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the


Standish Group of Fixed Income Funds      21                      April 30, 1998

Portfolio enters into a reverse repurchase agreement, it will establish a segregated account containing cash or liquid assets having a value not less than the repurchase price (including accrued interest) that is marked to market daily. Reverse repurchase agreements involve the risks that the market value of the securities which the Portfolio is obligated to repurchase may decline below the repurchase price or that the counterparty may default on its obligation to repurchase the securities. The staff of the SEC considers reverse repurchase agreements to be borrowings by the Portfolio under the Investment Company Act of 1940 ("1940 Act"). The Portfolio intends to enter into reverse repurchase agreements to provide cash to satisfy redemption requests and avoid liquidating securities during unfavorable market conditions.

  Forward Roll Transactions. To seek to enhance current income, the Fixed Income Portfolio, Fixed Income Fund II, Short-Term Asset Reserve Portfolio and Controlled Maturity Fund may each invest up to 10% of its net assets in forward roll transactions involving mortgage- backed securities. The Securitized Fund may invest up to 25% of its net assets, collectively, in forward roll transaction, when-issued securities and forward commitments. The Diversified Income Portfolio places no limit on investments in forward roll transactions. In a forward roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the Fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time that a Fund enters into a forward roll transaction, it will place cash or liquid assets in a segregated account that is marked to market daily having a value equal to the repurchase price (including accrued interest).

  Leverage. The use of forward roll transactions and reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction or reverse repurchase agreement) to increase the net asset value of a Fund faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to a Fund, the net asset value of the Fund would fall faster than would otherwise be the case.

  Short Sales. The Fixed Income Portfolio, Diversified Income Portfolio and Securitized Fund may engage in short sales and short sales against the box. In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a Fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security (or an identical security) to cover the short position. The Fund receives the net proceeds from the short sale. When a Fund enters into a short sale other than against the box, the Fund must first borrow the security to make delivery to the buyer and must segregate cash or liquid assets on its records or in a segregated account with the Fund's custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of net assets for the Fixed Income Portfolio and Securitized Fund and 10% of the value of total assets for the Diversified Income Portfolio.

  Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, except the Short-Term Asset Reserve Portfolio, which is limited to 10% of its net assets. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain SMBS, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

  The Boards of Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Boards of Trustees, however, retain oversight and are ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

  Portfolio Turnover. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in a Fund's realization of larger amounts of short-term capital gains. Distributions of short-term capital gains are taxable to shareholders as ordinary income. See "Financial Highlights" for each Fund's portfolio turnover rates.

  Short-Term Trading. Each Fund will sell a portfolio security without regard to the length of time such security has been held if, in the Adviser's view, the security meets the criteria for disposal.

  Temporary Defensive Investments. Each Fund may maintain cash balances and purchase money market instruments for cash management and liquidity purposes. Each Fund may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instru-


Standish Group of Fixed Income Funds      22                      April 30, 1998
ments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper, floating-rate notes and repurchase agreements. The Short-Term Asset Reserve Portfolio may also invest in commercial paper rated A-2 by Moody's or P-2 or Duff-2 by Standard & Poor's, Duff, Fitch or IBCA. The Fixed Income Portfolio and Securitized Fund may purchase commercial paper of foreign issuers rated P-1 or its equivalent.

  Investment Restrictions. The investment objectives of the Portfolios and the Funds are not fundamental and may be changed by the applicable Board of Trustees without the approval of shareholders except that the investment objective of the Fixed Income Fund is a fundamental policy which may not be changed without a vote of the Fund's shareholders. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial situation. Each Fund's and Portfolio's investment policies set forth in this Prospectus are non-fundamental and may be changed without shareholder approval, except that the Securitized Fund's 15% limit on repurchase agreements is fundamental. Each Fund and each Portfolio has adopted fundamental policies which may not be changed without the approval of the applicable Fund's shareholders. See "Investment Restrictions" in the Statement of Additional Information. If any percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the restriction.

Information About the Master-Feeder Structure

  The Fixed Income Fund, Diversified Income Fund and Short-Term Asset Reserve Fund seek to achieve their investment objectives by investing all of their investable assets in their corresponding Portfolios, which have identical investment objectives. Each of these Standish Feeder Funds is a feeder fund and its corresponding Portfolio is the master fund in a so-called master-feeder structure. The other Funds described in this Prospectus purchase securities directly and maintain their own individual portfolios.

  In addition to the Standish Feeder Funds, other feeder funds may invest in these Portfolios, and information about these other feeder funds is available from Standish Fund Distributors. The other feeder funds invest in the Portfolios on the same terms as the Funds and bear a proportionate share of the Portfolios' expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the Funds, which may produce different investment results.

  There are certain risks associated with an investment in a master-feeder structure. Large scale redemptions by other feeder funds in a Portfolio may reduce the diversification of the Portfolio's investments, reduce economies of scale and increase the Portfolio's operating expenses. If the Portfolio Trust's Board of Trustees approves a change to the investment objective of a Portfolio that is not approved by the Trust's Board of Trustees, the Fund would be required to withdraw its investment in the Portfolio and engage the services of an investment adviser or find a substitute master fund. Withdrawal of the Fund's interest in its Portfolio, which may be required by the Trust's Board of Trustees without shareholder approval, might cause the Fund to incur expenses it would not otherwise be required to pay.

  If a Fund is requested to vote on a matter affecting the Portfolio, the Fund will call a meeting of its shareholders to vote on the matter. The Fund will then vote on the matter at the meeting of the Portfolio's investors in the same proportion that the Fund's shareholders voted on the matter. The Fund will vote those shares held by its shareholders who did not vote in the same proportion as those Fund shareholders who did vote on the matter.

  A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trust, as the case may be, have adopted procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust.

Calculation of Performance Data

  From time to time each Fund may advertise its yield and total return information. Average annual total return is determined by computing the average annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

  The "yield" of a Fund is computed by dividing the net investment income per share earned during a base period of 30 days, or one month, by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

  From time to time, a Fund may compare its performance in publications with that of other mutual funds and separate accounts with similar investment objectives, to stock, bond and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, a Fund's performance may be compared to alternative investment or savings vehicles or to indices or indicators of economic activity.

  Lehman Brothers Government/Corporate Index. This index is considered to be representative of the performance of all domestic, dollar denominated, fixed rate investment grade bonds.

  Lehman Brothers Aggregate Index. This index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, the Mortgage Backed Securities Index and the Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, dollar denominated, fixed rate investment grade bonds.

  IBC/Donoghue Money Market Average/All Taxable Index. This index is generally considered to be representative of the performance of domestic, taxable money market funds.


Standish Group of Fixed Income Funds      23                      April 30, 1998

  Merrill Lynch 1-3 Year and 1-5 Year U.S. Treasury Indices and the 1 Year Treasury Bill Index. These indices are considered to be representative of the performance of Treasury Bills and Notes with specific lengths of time to repayment.

  Lehman Brothers Mortgage Index. This index is considered to be representative of the performance of fixed rate securitized mortgage pools of GNMA, FNMA and FHLMC securities.

  The following tables set forth the historical total return performance of (i) all fee paying, domestic investment grade bond portfolios under discretionary management by Standish that have substantially similar investment objectives, policies and strategies as the Fixed Income Fund II (the "Investment Grade Bond Accounts") as measured by the Standish, Ayer & Wood Active Domestic Bond Investment Grade Composite (the "Active Domestic Bond Composite") and (ii) all fee paying, controlled maturity bond portfolios under discretionary management by Standish that have substantially similar investment objectives, policies and strategies as the Controlled Maturity Fund (the "Controlled Maturity Accounts") as measured by the Standish, Ayer & Wood Controlled Maturity Bond Composite (the "Controlled Maturity Bond Composite"). As of December 31, 1997, the Active Domestic Bond Composite was composed of three Investment Grade Bond Accounts with approximately $310 million in assets and the Controlled Maturity Bond Composite was composed of 10 Controlled Maturity Accounts with approximately $332 million in assets. The performance data of the Investment Grade Bond Accounts and the Controlled Maturity Accounts, as represented by the corresponding Composite, has been computed in accordance with the SEC's standardized formula. Because the gross performance data does not reflect the deduction of investment advisory fees paid by the Investment Grade Bond Accounts or the Controlled Maturity Accounts, the net performance data may be more relevant to potential investors in the Funds in their analysis of the historical experience of Standish in managing fixed-income portfolios with investment objectives, policies and strategies substantially similar to those of each Fund.

          Standish, Ayer & Wood Active Domestic Bond Investment Grade
                             Composite Performance

----------------------------------------------------------------------------------------------------
                                              Average Annual Total
                                            Return For the Periods
                                            Ended December 31, 1997   Cumulative Total Return
The Composite                               3 Years         5 Years   since January 1, 1990
----------------------------------------------------------------------------------------------------
  Size Weighted Gross                        10.88%           8.21%           105.4%
  Size Weighted Net                          10.71%           8.02%           102.8%
----------------------------------------------------------------------------------------------------
The Composite                         1990    1991    1992    1993    1994     1995    1996    1997
----------------------------------------------------------------------------------------------------
  Equal weighted gross total return   9.95%  18.09%   6.68%  14.02%  (4.16)%  18.68%   4.48%   9.54%
  Equal weighted net total return     9.90%  17.94%   6.48%  13.79%  (4.36)%  18.50%   4.38%   9.33%
  Size weighted gross total return    9.83%  18.12%   6.69%  13.45%  (4.07)%  18.67%   4.78%   9.63%
  Size weighted net total return      9.78%  17.97%   6.49%  13.20%  (4.26)%  18.55%   4.60%   9.43%

      Standish, Ayer & Wood Controlled Maturity Bond Composite Performance

------------------------------------------------------------------------------------------------------------------------------------
                                              Average Annual Total
                                             Return For the Periods
                                             Ended December 31, 1997         Cumulative Total Return
The Composite                               3 Years           5 Years        since January 1, 1990
------------------------------------------------------------------------------------------------------------------------------------
  Size Weighted Gross                        8.07%             6.59%                  82.69%
  Size Weighted Net                          7.87%             6.39%                  80.37%
------------------------------------------------------------------------------------------------------------------------------------
The Composite                1985    1986    1987    1988    1989     1990    1991    1992    1993    1994     1995    1996    1997
------------------------------------------------------------------------------------------------------------------------------------
  Equal weighted gross
    total return            16.40%  10.60%   4.90%   7.60%  11.80%    9.08%  14.45%   6.80%   9.80%  (0.61%)  12.21%   5.39%   7.02%
  Equal weighted net
    total return            16.13%  10.29%   4.05%   6.85%  11.10%    8.74%  14.10%   6.53%   9.52%  (0.87%)  12.06%   5.17%   6.83%
  Size weighted gross
    total return                                                      9.03%  14.18%   6.65%   9.23%  (0.21%)  11.75%   5.51%   7.06%
  Size weighted net
    total return                                                      8.89%  14.06%   6.54%   9.09%  (0.46%)  11.55%   5.28%   6.88%

  The performance of the Investment Grade Bond Accounts and the Controlled Maturity Accounts, as represented by the corresponding Composite, is not that of any of the Funds, including the Fixed Income Fund II and Controlled Maturity Fund, and is not necessarily indicative of any Fund's future results. Each Fund's actual total return may vary significantly from the past and future performance of these Accounts. While the Accounts incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of a Fund's shares and a Fund's obligation to redeem its shares will not impact the Fund's performance. In the opinion of Standish, so long as the Fixed Income Fund II has at least $67 million in net assets and the Controlled Maturity Fund has at least $16 million in net assets, the relative difference in size between the


Standish Group of Fixed Income Funds      24                      April 30, 1998

Funds and the corresponding Accounts should not affect the relevance of the performance of the Accounts to potential investors in either Fund. Investment returns and the net asset value of shares of each Fund will fluctuate in response to market and economic conditions as well as other factors and an investment in a Fund involves the risk of loss.

Total Return
----------------------------------------------------------------
                                                 Cumulative
                              One Year          July 3, 1995
                            Period Ended     (inception) through
                          December 31, 1997   December 31, 1997
----------------------------------------------------------------
Fixed Income Fund II          8.59%(1)            19.20%(1)
Controlled Maturity Fund      6.66%(1)            16.83%(1)

----------
  (1) The Adviser voluntarily agreed not to impose its advisory fee and reimbursed the Funds for a portion of their operating expenses during the periods indicated. Had these arrangements not been in effect, each Fund's total return would be lower.

  Performance data is based on historical results and is not intended to indicate future performance.

Dividends and Distributions

  Dividends from net investment income for the Fixed Income, Fixed Income II, Diversified Income, Controlled Maturity and Securitized Funds will be declared and distributed quarterly. Dividends on shares of the Short-Term Asset Reserve Fund will be declared daily from net investment income and distributed monthly. The Funds' dividends from realized capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. In determining the amounts of its dividends, the Fixed Income Fund, Diversified Income Fund and the Short-Term Asset Reserve Fund will take into account their share of the income, gain or loss, expense, and any other tax items of their corresponding Portfolios. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash.

Purchase of Shares

  Shares of the Funds may be purchased from Standish Fund Distributors, which offers the Funds' shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by Standish Fund Distributors and payment for the shares is received by Investors Bank & Trust Company, the Funds' Custodian. Please see each Fund's account application or call (800) 221-4795 for instructions on how to make payment for shares to the Custodian. The Fixed Income, Fixed Income II, Diversified Income and Controlled Maturity Funds require minimum initial investments of $100,000. Additional investments must be in amounts of at least $5,000. The Short-Term Asset Reserve and Securitized Funds require minimum initial investments of $1,000,000. The Short-Term Asset Reserve Fund requires additional investments of at least $100,000. The Securitized Fund requires additional investments of at least $50,000. Certificates for Fund shares are generally not issued.

  Shares of the Funds may also be purchased through securities brokers and dealers. Orders for the purchase of Fund shares received by broker-dealers by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., New York City time) on any business day and transmitted to Standish Fund Distributors or another authorized representative of the Trust by specified times will be effected as of the close of regular trading on the NYSE on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of broker-dealers to transmit orders so they will be received by Standish Fund Distributors or another authorized representative of the Trust before the close of its business day. Shares of a Fund purchased through broker-dealers may be subject to transaction fees on purchase or redemption, no part of which will be received by the Funds, Standish Fund Distributors, Standish or SIMCO.

  In the sole discretion of the Trust, each Fund may accept securities instead of cash for the purchase of shares. The Trust will ask the applicable Adviser to determine that any securities acquired by the Funds in this manner are consistent with the investment objective, policies and restrictions of the applicable Fund. The securities will be valued in the manner stated below. The purchase of Fund shares for securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

  The Trust reserves the right in its sole discretion (i) to suspend the offering of a Fund's shares, (ii) to reject purchase orders when in the best interest of a Fund, (iii) to modify or eliminate the minimum initial or subsequent investment in Fund shares and (iv) to eliminate duplicate mailings of Fund material to shareholders who reside at the same address. A Fund's investment minimums do not apply to accounts for which Standish or any of its affiliates serves as investment adviser or to employees of Standish or any of its affiliates or to members of such persons' immediate families. A Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investments of the underlying participants in the omnibus accounts.

Net Asset Value

  Each Fund's net asset value per share is computed each day on which the NYSE is open as of the close of regular trading on the NYSE (normally 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all of a Fund's assets (which, in the case of each Standish Feeder Fund, would be the value of its investment in the corresponding Portfolio plus the value of any other assets owned by the Fund directly), subtracting all liabilities and dividing the result by the total number of shares outstanding.

  Fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Securities not listed on an exchange or national securities market, certain mortgage-backed and asset-backed securities and securities for which there were no reported transactions are valued at the last quoted bid prices. Fixed


Standish Group of Fixed Income Funds      25                      April 30, 1998
income securities for which accurate market prices are not readily available and all other assets are valued at fair value as determined in good faith by the applicable Adviser in accordance with procedures approved by the Trustees, which may include the use of yield equivalents or matrix pricing.

  Money market instruments with less than sixty days remaining to maturity when acquired by a Fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If a Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

  Portfolio securities traded on more than one U.S. national securities exchange or on a U.S. exchange and a foreign securities exchange are valued at the last sale price from the exchange representing the principal market for such securities on the business day when such value is determined. The value of all assets and liabilities expressed in foreign currencies are converted into U.S. dollar values at currency exchange rates determined by Investors Bank & Trust Company, the Funds' transfer agent, to be representative of fair rates of exchange at times prior to the close of trading on the NYSE. If such rates are not available, the rate of exchange will be determined in good faith under procedures established by the Trustees. Trading in securities on European and Asian securities exchanges and OTC markets is normally completed well before the close of business on the NYSE and may not take place on all business days that the NYSE is open and may take place on days when the NYSE is closed. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's calculation of its net asset value unless the Adviser determines that the particular event would materially affect net asset value, in which case an adjustment may be made.

Exchange of Shares

  Shares of the Funds may be exchanged for shares of one or more other funds in the Standish fund family subject to the terms and restrictions imposed on the purchase of shares of such funds. Shares of a fund redeemed in an exchange transaction are valued at the net asset value next determined after the exchange request is received by Standish Fund Distributors or another authorized representative of the Trust. Shares of a fund purchased in an exchange transaction are valued at the net asset value next determined after the exchange request is received by Standish Fund Distributors or another authorized representative of the Trust and payment for the shares is received by the fund into which shares are to be exchanged. Until receipt of the purchase price by the fund into which shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish fund family, please call (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

  Written Exchanges. Shares of the Funds may be exchanged by written order to Standish Fund Distributors, P.O. Box 1407, Boston, Massachusetts 02205-1407. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as described under "Written Redemption" below.

  Telephone Exchanges. Shareholders who elect telephone privileges may exchange shares by calling Standish Fund Distributors at (800) 221-4795. Telephone privileges are not available to shareholders automatically. Proper identification will be required for each telephone exchange. Please see "Telephone Transactions" below for more information regarding telephone transactions.

  General Exchange Information. All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be lawfully available for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund has been received by Standish Fund Distributors. The exchange privilege may be changed or discontinued and may be subject to addition allimitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

Redemption of Shares

  Shares of the Funds may be redeemed or repurchased by the methods described below at the net asset value per share next determined after receipt by Standish Fund Distributors or another authorized representative of the Trust of a redemption or repurchase request in proper form. Redemptions will not be processed until a completed account application and payment for the shares to be redeemed have been received.

  Written Redemption. Shares of each Fund may be redeemed by written order to Standish Fund Distributors, P.O. Box 1407, Boston, Massachusetts 02205-1407. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the NYSE's Medallion Signature Program or by any one of the following institutions, provided that the institution meets credit standards established by the Funds' transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings


Standish Group of Fixed Income Funds      26                      April 30, 1998
and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Standish Fund Distributors reserves the right to waive the requirement that signatures be guaranteed. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by Standish Fund Distributors of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Funds may delay transmittal of redemption proceeds until such time as they are assured that good funds have been collected for the purchase of the shares. This may take up to fifteen (15) days in the case of payments made by check.

  Telephone Redemption. Shareholders who elect telephone privileges may redeem shares by calling Standish Fund Distributors at (800) 221-4795. Telephone privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephone instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephone redemption.

  Repurchase Order. In addition to written redemption of Fund shares, Standish Fund Distributors may accept telephone orders from brokers or dealers for the repurchase of Fund shares. Brokers and dealers are obligated to transmit repurchase orders to Standish Fund Distributors promptly prior to the close of Standish Fund Distributors' business day (normally 4:00 p.m.). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Trust nor Standish Fund Distributors imposes a charge for share repurchases.

  Telephone Transactions. By maintaining an account that is eligible for telephonic exchange and redemption privileges, the shareholder authorizes the Advisers, Standish Fund Distributors, the Trust and the Funds' custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Funds employ reasonable procedures to confirm that telephone instructions are genuine and follow telephone instructions that they reasonably believe to be genuine neither Standish Fund Distributors, the Trust, the applicable Fund, the applicable Adviser, the Funds' custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephone redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions.

  Depending upon the circumstances, the Funds intend to employ personal identification or written confirmation of transaction procedures, and if they do not, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. During these periods, shareholders should transmit redemption and exchange requests in writing.

                                     * * * *

  The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the applicable Fund's or Portfolio's portfolio investments at the time of redemption or repurchase. The Funds intend to pay cash for all shares redeemed, but under certain conditions, the Funds may, in their discretion, make payments wholly or partially in securities for this purpose. Please see the SAI for further information.

  Each Fund may redeem, at net asset value, the shares in any account which has a value of less than $50,000 ($250,000 in the case of the Short-Term Asset Reserve Fund) as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment to increase the value of the account to an amount at least equal to the stated minimums.

Management

  Trustees. Each Fund is a separate investment series of the Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, the Trustees of the Trust are ultimately responsible for the management of its business and affairs. Each Portfolio is a separate investment series of the Standish, Ayer & Wood Master Portfolio ("Portfolio Trust"), a master trust fund organized under the laws of the State of New York. Under the terms of the Declaration of Trust, each Portfolio's affairs are managed under the supervision of the Portfolio Trust's Trustees. See "Management" in the SAI for more information about the Trustees and officers of the Trust and the Portfolio Trust.

  Investment Advisers. Standish, One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Fixed Income Portfolio, Short-Term Asset Reserve Portfolio, Fixed Income Fund II, Controlled Maturity Fund and Securitized Fund pursuant to separate investment advisory agreements. Standish is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.

  SIMCO, One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Diversified Income Portfolio pursuant to an investment advisory agreement. SIMCO is a Delaware limited partnership which was organized in 1991 and is a registered investment adviser under the


Standish Group of Fixed Income Funds      27                      April 30, 1998

Investment Advisers Act of 1940. The general partner of SIMCO is Standish, which holds a 99.98% partnership interest. The limited partners, who each hold a 0.01% interest in SIMCO, are Walter M. Cabot, Sr., Senior Adviser to Standish, and D. Barr Clayson, Chairman of the Board and Vice President of SIMCO, a Managing Director and Vice President of Standish, and a Trustee and Vice President of the Trust and Portfolio Trust. Ralph S. Tate, a Managing Director of Standish, is President and a Director of SIMCO. Richard S. Wood, Vice President and a Managing Director and Vice President of Standish and the President and a Trustee of the Trust and Portfolio Trust, is the Executive Vice President and a Director of SIMCO.

  Standish and SIMCO provide fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of March 31, 1998, Standish and SIMCO managed approximately $[ ] billion of assets.

  The Fixed Income Portfolio's portfolio manager is Caleb F. Aldrich. Mr. Aldrich has been primarily responsible for the day-to-day management of the Fixed Income Fund's portfolio since January 1, 1993 and of the Fixed Income Portfolio's portfolio since the Fixed Income Fund's conversion to the master-feeder structure on May 3, 1996. During the past five years, Mr. Aldrich has served as a Director and Vice President of Standish.

  The Diversified Income Portfolio's portfolio manager is Dolores S. Driscoll. During the past five years, Ms. Driscoll has served as a Director of SIMCO and Managing Director of Standish.

  The Fixed Income Fund II's portfolio managers are Caleb F. Aldrich and David
C. Stuehr. During the past five years, Mr. Aldrich has served as a Director and Vice President of Standish. Mr. Stuehr has served as a Director of Standish since January 1995 and, prior thereto, served as a Vice President (since 1992) and an Assistant Vice President of Standish.

  The Short-Term Asset Reserve Portfolio has two portfolio managers--Ms. Jennifer Pline and Ms. Barbara J. McKenna. Ms. Pline was a portfolio manager of the Short-Term Asset Reserve Fund's portfolio since 1991 and has been a portfolio manager of the Portfolio's portfolio since the Short-Term Asset Reserve Fund's conversion to the master-feeder structure on January 1, 1998. During the past five years, Ms. Pline has served as a Vice President of Standish. Ms. McKenna has been a portfolio manager of the Portfolio's portfolio since January 1998. Ms. McKenna has served as a Vice President of Standish since 1996. Prior to joining Standish, from 1993-1996, Ms. McKenna managed institutional fixed income accounts at BayBank.

  The Controlled Maturity Fund's portfolio managers are Howard B. Rubin and Barbara J. McKenna. During the past five years, Mr. Rubin has served as Director and Vice President of Standish. Ms. McKenna has been a portfolio manager of the Fund's portfolio since January 1998. Ms. McKenna has served as a Vice President of Standish since 1996. Prior to joining Standish, from 1993-1996, Ms. McKenna managed institutional fixed income accounts at BayBank.

  The Securitized Fund's portfolio manager is also Dolores S. Driscoll, who has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in August, 1989.

  Subject to the supervision and direction of the Trustees of the Trust and the Portfolio Trust, the Advisers manage the Funds and the Portfolios in accordance with their respective investment objectives and policies, recommend investment decisions, place orders to purchase and sell securities and permit the Portfolios and the Funds (except the Fixed Income, Diversified Income and Short-Term Asset Reserve Funds) to use the name "Standish." For these services, each Fund (except the Fixed Income, Diversified Income and Short-Term Asset Reserve Funds) and the Portfolios pay a monthly fee at a stated annual percentage rate of such Fund's (or Portfolio's) average daily net asset value:

------------------------------------------------------------------------------------------------
                                                                                 Actual Rate
                                                              Contractual        Paid for the
                                     Net Asset                Advisory Fee        Year Ended
                                       Value                  Annual Rate      December 31, 1997
------------------------------------------------------------------------------------------------
Fixed Income Portfolio              First $250 million           0.40%              0.31%
                                    Next $250 million            0.35%
                                    Amount over $500 million     0.30%
Diversified Income Portfolio        All assets                   0.50%              0.00%*
Fixed Income Fund II                All assets                   0.40%              0.06%*
Short-Term Asset Reserve Portfolio  All assets                   0.25%              0.25%
Controlled Maturity Fund            All assets                   0.35%              0.00%*
Securitized Fund                    First $500,000,000           0.25%              0.13%*
                                    Amount over $500,000,000     0.20%

*Standish has voluntarily and temporarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Diversified Income Portfolio, Fixed Income Fund II, Controlled Maturity Fund and Securitized Fund to 0.00%, 0.40%, 0.30% and 0.45%, respectively, of average daily net assets. The Advisers may terminate or revise these agreements at any time although they have no current intention to do so. If an expense limit is exceeded, the compensation due to Standish shall be proportionately reduced by the amount of such excess by a reduction or refund thereof, subject to readjustment during the period during which such limit is in place.


Standish Group of Fixed Income Funds      28                      April 30, 1998

  Administrator. Standish serves as administrator to the Fixed Income, Diversified Income and Short-Term Asset Reserve Funds. As administrator, Standish manages the affairs of the Funds, provides all necessary office space and services of executive personnel for administering the affairs of these Funds, and allows the Funds to use the name "Standish." For these services, Standish currently does not receive any additional compensation. The Trustees of the Trust may determine in the future to compensate Standish for its administrative services.

  Expenses. Each Portfolio and each Fund bears the expenses of its respective operations other than those incurred by the applicable Adviser under the investment advisory agreement or the administration agreement.

  Each Portfolio pays investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of notices and reports to interest holders; and expenses of the Portfolio's administrator. Each Standish Feeder Fund pays shareholder servicing fees and expenses, expenses of prospectuses, statements of additional information and shareholder reports which are furnished to existing shareholders. Each Standish Feeder Fund and its corresponding Portfolio pays legal and auditing fees; registration and reporting fees and expenses. The Fixed Income Fund II, the Controlled Maturity Fund and Securitized Fund, since they do not invest in a corresponding portfolio, bear all of the expenses listed above for both the Portfolios and the Funds. Expenses of the Trust which relate to more than one series are allocated among such series by Standish in an equitable manner.

  Standish Fund Distributors bears the distribution expenses attributable to the offering and sale of Fund shares without subsequent reimbursement.

  Each Fund's total annual operating expenses for the fiscal year ended December 31, 1997 are described above under the caption "Financial Highlights."

  Portfolio Transactions. Subject to the supervision of the Trustees of the Trust and the Portfolio Trust, the Advisers select the brokers and dealers that execute orders to purchase and sell portfolio securities for the Funds and the Portfolios. The Advisers will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios and the Funds. The Advisers may also consider the extent to which a broker or dealer provides research to the Advisers and the number of Fund shares sold by the broker or dealer in making its selection.

  Year 2000 Issue. The Funds' and the Portfolios' operations depend on the seamless functioning of computer systems in the financial service industry, including those of the Advisers, the Custodian and the Transfer Agent. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of securities trades, pricing and account servicing for the Funds and Portfolios. The Advisers have made compliance with the Year 2000 Issue a high priority and are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to their computer systems. The Advisers have also been informed that comparable steps are being taken by the Funds' and Portfolios' other major service providers. The Advisers do not currently anticipate that the Year 2000 Issue will have a material impact on their ability to continue to fulfill their duties as investment advisers.

Federal Income Taxes

  Each Fund is a separate entity for federal tax purposes and intends to qualify for each taxable year for taxation as a "regulated investment company" under the Code. If it qualifies as a regulated investment company, each Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in accordance with certain timing and other requirements of the Code.

  Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Funds. Dividends paid by a Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or reinvested in Fund shares. Only a small portion, if any, of such dividends may qualify for the corporate dividends received deduction under the Code. Dividends paid by a Fund from net capital gain (the excess of net long-term capital gain over net capital loss), called "capital gain distributions," will be taxable to shareholders as capital gains, whether received in cash or reinvested in Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions are taxable for noncorporate shareholders at maximum federal income tax rates of 28% or 20%, or in unusual cases 25%, depending upon the source. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes. Redemptions (including exchanges) and repurchases of shares are taxable events for shareholders that are subject to tax.

  The Fixed Income Portfolio, Diversified Income Portfolio and Securitized Fund may be subject to foreign taxes with respect to income or gains from certain foreign investments, which will reduce the yield or return from such investments. The Diversified Income Fund may, but the Fixed Income Fund and Securitized Fund will not, qualify to elect to pass certain qualifying foreign taxes through to shareholders. If this election is made by the Diversified Income Fund, its shareholders would include their shares of qualified foreign taxes in their gross incomes (in addition to any actual dividends and distributions) and might be entitled to a corresponding federal income tax credit or deduction. Shareholders will receive appropriate information if this election is made for any year.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the applicable Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be


Standish Group of Fixed Income Funds      29                      April 30, 1998
subject to nonresident alien withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the applicable Fund, to backup withholding on certain payments from that Fund.

  After the close of each calendar year, the Funds will send a notice to shareholders that provides information about the federal tax status of distributions to shareholders for such calendar year.

The Funds and Their Shares

  The Trust was organized on August 13, 1986 as a Massachusetts business trust. In addition to the Funds offered in this Prospectus, the Trust offers other series to the public. Shareholders of each Fund are entitled to one full or fractional vote for each share of that Fund. There is no cumulative voting and shares have no preemption or conversion rights. All series of the Trust vote together except as provided in the 1940 Act or the Declaration of Trust. The Trust does not intend to hold annual meetings of shareholders. The Trustees will call special meetings of shareholders to the extent required by the Trust's Declaration of Trust or the 1940 Act. The 1940 Act requires the Trustees, under certain circumstances, to call a meeting to allow shareholders to vote on the removal of a Trustee and to assist shareholders in communicating with each other. Certificates for Fund shares are not issued.

  The Portfolio Trust was organized on January 18, 1996 as a New York trust. In addition to the Portfolios, the Portfolio Trust offers interests in other series to certain qualified investors. See "Information about the Master-Feeder Structure" above for additional information about the Portfolio Trust.

  At April 1, 1998, The Cummins Foundation, 529 East South Temple, Salt Lake City, UT 84102 had sole voting and investment power with respect to more than 25% of the then outstanding shares of the Controlled Maturity Fund, Exeter Health Resources, Inc., 10 Buzell Avenue, Exeter, NH 03833, had sole voting and investment power with respect to more than 25% of the then outstanding shares of the Fixed Income Fund II, and Allendale Mutual Insurance Company, Allendale Park, Johnston, Rhode Island 02919, had sole voting and investment power with respect to more than 25% of the then outstanding shares of the Securitized Fund and the Diversified Income Fund. Accordingly, each such shareholder was deemed to control the applicable Fund.

  Inquiries concerning the Funds should be made by contacting Standish Fund Distributors at the address and telephone number listed on the back cover of this Prospectus.

Custodian, Transfer Agent and Dividend Disbursing Agent

  Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Funds' transfer agent, dividend disbursing agent and as custodian for all cash and securities of the Funds and the Portfolios. Investors Bank & Trust, Boston and Toronto, Canada, also provides accounting services to the Funds.

Independent Accountants

  Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109 and Coopers & Lybrand, P.O. Box 219, Grand Cayman, Cayman Islands, BWI, serve as independent accountants for the Trust and the Portfolio Trust, respectively, and will audit the Funds' and the Portfolios' financial statements annually.

Legal Counsel

  Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Portfolio Trust, Standish, SIMCO and their affiliates.

Tax Certification Instructions

  Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application")or you are otherwise subject to backup withholding. A Fund will not impose backup withholding as a result of your failure to make any certification, except the certifications in the Application that directly relate to your TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

  For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

  Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Funds and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.


Standish Group of Fixed Income Funds      30                      April 30, 1998

                      Standish Group of Fixed Income Funds
--------------------------------------------------------------------------------

                               Investment Adviser
                           Standish, Ayer & Wood, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111
                 (Fixed Income Portfolio, Fixed Income Fund II,
                  Standish Short-Term Asset Reserve Portfolio,
                        Standish Controlled Maturity Fund
                         and Standish Securitized Fund)

                 Standish International Management Company, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111
                         (Diversified Income Portfolio)

      Principal Underwriter                    Independent Accountants

Standish Fund Distributors, L.P.              Coopers & Lybrand L.L.P.
      One Financial Center                     One Post Office Square
   Boston, Massachusetts 02111               Boston, Massachusetts 02109

            Custodian                             Coopers & Lybrand

 Investors Bank & Trust Company                     P.O. Box 219
      200 Clarendon Street                Grand Cayman, Cayman Islands, BWI
   Boston, Massachusetts 02116       (Standish Diversified Income Portfolio and
                                          Standish Fixed Income Portfolio)

                                  Legal Counsel

                                Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109

================================================================================
No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.


Standish Group of Fixed Income Funds      31                      April 30, 1998

                            [LOGO] STANDISH FUNDS(SM)
                                   One Financial Center
                                   Boston, MA 02111-2662
                                   (800) 729-0066
                                   www.standishfunds.com                  98-106

April 30, 1998

                      STANDISH GROUP OF FIXED INCOME FUNDS
                           STANDISH FIXED INCOME FUND
                        STANDISH DIVERSIFIED INCOME FUND
                          STANDISH FIXED INCOME FUND II
                     STANDISH SHORT-TERM ASSET RESERVE FUND
                        STANDISH CONTROLLED MATURITY FUND
                            STANDISH SECURITIZED FUND


                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 729-0066

                       STATEMENT OF ADDITIONAL INFORMATION


      This combined Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the combined Prospectus dated April 30, 1998, as amended and/or supplemented from time to time (the "Prospectus"), of the Standish Fixed Income Fund ("Fixed Income Fund"), the Standish Diversified Income Fund ("Diversified Income Fund"), the Standish Fixed Income Fund II ("Fixed Income Fund II"), the Standish Short-Term Asset Reserve Fund ("Short-Term Asset Reserve Fund"), the Standish Controlled Maturity Fund ("Controlled Maturity Fund") and the Standish Securitized Fund ("Securitized Fund"), each a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). These six funds are sometimes referred to herein individually as the "Fund" and collectively as the "Funds". This Statement of Additional Information ("SAI") should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing or calling the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above.

      THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


      -------------------------------------------------------------------

                                    CONTENTS


Investment Objectives and Policies ........................................    2
Investment Restrictions ...................................................   17
Calculation of Performance Data ...........................................   24
Management ................................................................   27
Redemption of Shares ......................................................   34
Portfolio Transactions ....................................................   34
Determination of Net Asset Value ..........................................   35
The Funds and Their Shares ................................................   36
The Portfolios and Their Investors ........................................   37
Taxation ..................................................................   37
Additional Information ....................................................   41
Experts and Financial Statements ..........................................   41

                              INVESTMENT OBJECTIVES
                                  AND POLICIES


      The Prospectus describes the investment objectives and policies of each Fund. The following discussion supplements the description of the Funds' investment policies in the Prospectus. The Fixed Income Fund invests all of its assets in the Standish Fixed Income Portfolio, the Diversified Income Fund invests all of its assets in the Standish Diversified Income Portfolio and the Short-Term Asset Reserve Fund invests all of its assets in the Short-Term Asset Reserve Portfolio (the "Short-Term Asset Reserve Portfolio"). These three Funds are sometimes referred to in this SAI as Standish Feeder Funds.

      Each Portfolio is a series of the Standish, Ayer and Wood Master Portfolio (the "Portfolio Trust"), an open -end management investment company. Each Portfolio has the same investment objective and restrictions as its corresponding Fund. Standish, Ayer and Wood, Inc. ("Standish") is the investment adviser to the Fixed Income Portfolio, the Fixed Income Fund II, the Short-Term Asset Reserve Portfolio, the Controlled Maturity Fund and the Securitized Fund. Standish International Management Company, L.P. ("SIMCO") is the investment adviser to the Diversified Income Portfolio. Both Standish and SIMCO are sometimes referred to herein as the "Adviser" or together as the "Adviser".

      The Prospectus describes the investment objective of the Standish Feeder Funds and the Portfolios and summarizes the investment policies they will follow. Since the investment characteristics of the Standish Feeder Funds correspond directly to those of their respective Portfolios, the following discusses the various investment techniques employed by the Portfolios. See the Prospectus for a more complete description of each Fund's and each Portfolio's investment objective, policies and restrictions. For the purposes of discussion in this section of this SAI, the use of the term "Fund" or "Funds" includes references to each of the Fixed Income Portfolio, Diversified Income Portfolio and Short-Term Asset Reserve Portfolio, unless otherwise noted.


      Effective July 1, 1995, the Short-Term Asset Reserve Fund changed its name from the Consolidated Standish Short-Term Asset Reserve Fund to the Standish Short-Term Asset Reserve Fund.


Maturity and Duration. The effective maturity of an individual portfolio security in which a Fund invests is defined as the period remaining until the earliest date when the Fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Unscheduled prepayments of principal have the effect of shortening the effective maturities of securities in general and mortgage-backed securities in particular. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to a Fund than was anticipated at the time the securities were purchased. A Fund's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the Fund.


      Under normal market conditions, the Fixed Income Fund II will maintain an option-adjusted duration in the range of plus or minus 15% of the duration of the Lehman Government/Corporate Index. Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, a Fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. Each Fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.


Below Investment Grade Securities. The Diversified Income Portfolio may make a variety of investments, including investment in long-term, intermediate-term and short-term senior and subordinated corporate debt and other fixed income obligations. Such securities may be unrated or rated in the non-investment grade rating categories of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&Ps") or another rating organization. The Fixed Income Portfolio may also invest, to a much more limited extent, in non-investment grade fixed income securities rated BB or B by S&Ps and Ba or B by Moody's. Bonds rated BB or below by Standard & Poor's or Ba or below by Moody's (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative; the ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality securities.

      The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

      The market values of high yield, fixed income securities tends to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high yield bond market and investor perceptions regarding lower rated securities, whether or not based on the Portfolios' fundamental analysis, may depress the prices for such securities.

      Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the Portfolios invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

      Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

      The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. The Diversified Income Portfolio may be required to liquidate other portfolio securities in order to enable certain of its interest holders to satisfy their annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the Diversified Income Portfolio has not received any cash payments of such interest.

      The secondary market for high yield, fixed-income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Portfolios' ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Portfolio's net asset value. A less liquid secondary market also may make it more difficult for either Portfolio to obtain precise valuations of the high yield securities in its portfolio.

      Proposed federal legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.

      Non-investment grade or high yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, a Portfolio may have to replace such security with a lower yielding security, resulting in a decreased return for investors. In addition, if the Diversified Income Portfolio experiences unexpected net redemptions of its shares, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Diversified Income Portfolio's portfolio and increasing the exposure of the Diversified Income Portfolio to the risks of high yield securities. The Diversified Income Portfolio and Fixed Income Portfolio may also incur additional expenses to the extent that either is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

      Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in each Portfolio's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

Investing in Securities of Emerging Market Countries. Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These risks may be related to (i) restrictions on foreign investment and repatriation of capital;
(ii) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of the Asian countries compared to the U.S. securities markets; (iii) economic, political and social factors; and (iv) foreign exchange matters such as fluctuations in exchange rates between the U.S. dollar and the currencies in which a Fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. A Fund's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Funds, the Adviser and its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the Fund's performance and may adversely affect the liquidity of the Fund's investments to the extent that it invests in emerging market countries.

      The Fixed Income Portfolio may invest up to 10% of its total assets in issuers located in emerging markets generally, with a limit of 3% of total assets invested in issuers located in any one emerging market country. The Diversified Income Portfolio limits its investments in securities of issuers located in any one developed country (excluding the U.S.) to 15% of its total assets and limits its investments in securities of issuers located in any one emerging market country to 7% of its total assets. These limitations do not apply to investments denominated or quoted in the European Monetary Unit.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a Portfolio's investment in certain emerging market countries, require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, a Portfolio may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Portfolio. From time to time, the Adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries. Neither Portfolio is required to invest in any emerging market country.

      In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The Adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, a Portfolio may invest only through investment funds in such emerging market countries.

      The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Portfolios to the extent that they invest in emerging market countries.

Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange ("NYSE"). Equity securities of most emerging market companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the emerging market countries are in the earliest stages of their development.

      Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the Adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which a Fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses. To the extent that any emerging market country experiences rapid increases in its money supply and investment in equity securities is made for speculative purposes, the equity securities traded in any such country may trade at price-earnings ratios higher than those of comparable companies trading on securities markets in the United States. Such price-earnings ratios may not be sustainable.

      Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and a Fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and a Portfolio may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

      Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of a Portfolio's assets so invested.

      Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. During the course of the last 25 years, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religions and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

      The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

      There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a Portfolio held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

Money Market Instruments and Repurchase Agreements. Money market instruments include short-term U.S. and foreign (except the Fixed Income Fund II and Controlled Maturity Fund) Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.


      U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. Government which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.


      The Diversified Income Portfolio may invest in commercial paper rated "P-1" or "P-2" by Moody's, "A- 1" or "A-2" by S&P, Duff-1 or Duff-2 by Duff & Phelps ("Duff"), or in commercial paper that is unrated. Investments in commercial paper by the Fixed Income Portfolio, Fixed Income Fund II and Securitized Fund will be rated P-1 by Moody's or A-1 by S&P or Duff-1 by Duff, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by the Adviser to be of equivalent quality to the securities so rated.


      A repurchase agreement is an agreement under which a Fund acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Fund and is unrelated to the interest rate on the instruments. The instruments acquired by a Fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the Fund's custodian bank until they are repurchased. In evaluating whether to enter into a repurchase agreement, the Adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Board of Trustees of the Trust or the Portfolio Trust, as the case may be.


      The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by a Fund at a time when their market value has declined, the Fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by a Fund are collateral for a loan by the Fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that a Fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.


Structured or Hybrid Notes. As more fully described in the Prospectus, each Fund may invest in structured or hybrid notes. It is expected that not more than 5% of each Fund's net assets, except for the Diversified Income Portfolio, will be at risk as a result of such investments. The Diversified Income Portfolio places no limit on investments in structured or hybrid notes. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, a Fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the Funds' limitations on investments in illiquid securities.

Mortgage-Related Obligations. Some of the characteristics of mortgage-related obligations and the issuers or guarantors of such securities are described below.

Life of Mortgage-Related Obligations. The average life of mortgage-related obligations is likely to be substantially less than the stated maturities of the mortgages in the mortgage pools underlying such securities. Prepayments or refinancing of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested long before the maturity of the mortgages in the pool.


      As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of mortgage-related obligations. However, with respect to GNMA Certificates, statistics published by the FHA are normally used as an indicator of the expected average life of an issue. The actual life of a particular issue of GNMA Certificates, however, will depend on the coupon rate of the financing.


GNMA Certificates. The Government National Mortgage Association ("GNMA") was established in 1968 when the Federal National Mortgage Association ("FNMA") was separated into two organizations, GNMA and FNMA. GNMA is a wholly-owned government corporation within the Department of Housing and Urban Development. GNMA developed the first mortgage-backed pass-through instruments in 1970 for Farmers Home Administration-FHMA-insured, Federal Housing Administration-FHA-insured and for Veterans Administration-or VA-guaranteed mortgages ("government mortgages").


      GNMA purchases government mortgages and occasionally conventional mortgages to support the housing market. GNMA is known primarily, however, for its role as guarantor of pass-through securities collateralized by government mortgages. Under the GNMA securities guarantee program, government mortgages that are pooled must be less than one year old by the date GNMA issues its commitment. Loans in a single pool must be of the same type in terms of interest rate and maturity. The minimum size of a pool is $1 million for single-family mortgages and $500,000 for manufactured housing and project loans.

      Under the GNMA II program, loans with different interest rates can be included in a single pool and mortgages originated by more than one lender can be assembled in a pool. In addition, loans made by a single lender can be packaged in a custom pool (a pool containing loans with specific characteristics or requirements).


GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by FHA or FHMA, or guaranteed by VA. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

Yield Characteristics of GNMA Certificates. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed, FHMA-insured or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44% for assembling the mortgage pool and for passing through monthly payments of interest and principal to GNMA Certificate holders.


      The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for several reasons. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is paid monthly, rather than semi-annually as with traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates. Finally, the actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the GNMA Certificate. If mortgagors prepay their mortgages, the principal returned to GNMA Certificate holders may be reinvested at higher or lower rates.


Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the GNMA Certificate's coupon rate and the prepayment experience of the pools of mortgages backing each GNMA Certificate.

FHLMC Participation Certificates. The Federal Home Loan Mortgage Corporation ("FHLMC") was created by the Emergency Home Finance Act of 1970. It is a private corporation, initially capitalized by the Federal Home Loan Bank System, charged with supporting the mortgage lending activities of savings and loan associations by providing an active secondary market for conventional mortgages. To finance its mortgage purchases, FHLMC issues FHLMC Participation Certificates and Collateralized Mortgage Obligations ("CMOs").


      Participation Certificates represent an undivided interest in a pool of mortgage loans. FHLMC purchases whole loans or participations on 30-year and 15-year fixed-rate mortgages, adjustable-rate mortgages ("ARMs") and home improvement loans. Under certain programs, it will also purchase FHA and VA mortgages.

      Loans pooled for FHLMC must have a minimum coupon rate equal to the Participation Certificate rate specified at delivery, plus a required spread for the corporation and a minimum servicing fee, generally 0.375% (37.5 basis points). The maximum coupon rate on loans is 2% (200 basis points) in excess of the minimum eligible coupon rate for Participation Certificates. FHLMC requires a minimum commitment of $1 million in mortgages but imposes no maximum amount. Negotiated deals require a minimum commitment of $10 million. FHLMC guarantees timely payment of the interest and the ultimate payment of principal of its Participation Certificates. This guarantee is backed by reserves set aside to protect against losses due to default. The FHLMC CMO is divided into varying maturities with prepayment set specifically for holders of the shorter term securities. The CMO is designed to respond to investor concerns about early repayment of mortgages.

      FHLMC's CMOs are general obligations, and FHLMC will be required to use its general funds to make principal and interest payments on CMOs if payments generated by the underlying pool of mortgages are insufficient to pay principal and interest on the CMO.

      A CMO is a cash-flow bond in which mortgage payments from underlying mortgage pools pay principal and interest to CMO bondholders. The CMO is structured to address two major shortcomings associated with traditional pass-through securities: payment frequency and prepayment risk. Traditional pass-through securities pay interest and amortized principal on a monthly basis whereas CMOs normally pay principal and interest semi-annually. In addition, mortgage-backed securities carry the risk that individual mortgagors in the mortgage pool may exercise their prepayment privileges, leading to irregular cash flow and uncertain average lives, durations and yields.

      A typical CMO structure contains four tranches, which are generally referred to as classes A, B, C and Z. Each tranche is identified by its coupon and maturity. The first three classes are usually current interest-bearing bonds paying interest on a quarterly or semi-annual basis, while the fourth, Class Z, is an accrual bond. Amortized principal payments and prepayments from the underlying mortgage collateral redeem principal of the CMO sequentially; payments from the mortgages first redeem principal on the Class A bonds. When principal of the Class A bonds has been redeemed, the payments then redeem principal on the Class B bonds. This pattern of using principal payments to redeem each bond sequentially continues until the Class C bonds have been retired. At this point, Class Z bonds begin paying interest and amortized principal on their accrued value.

      The final tranche of a CMO is usually a deferred interest bond, commonly referred to as the Z bond. This bond accrues interest at its coupon rate but does not pay this interest until all previous tranches have been fully retired. While earlier classes remain outstanding, interest accrued on the Z bond is compounded and added to the outstanding principal. The deferred interest period ends when all previous tranches are retired, at which point the Z bond pays periodic interest and principal until it matures. The Adviser would purchase a Z bond for the Fund if it expected interest rates to decline.


FNMA Securities. FNMA was created by the National Housing Act of 1938. In 1968, the agency was separated into two organizations, GNMA to support a secondary market for government mortgages and FNMA to act as a private corporation supporting the housing market.


      FNMA pools may contain fixed-rate conventional loans on one-to-four-family properties. Seasoned FHA and VA loans, as well as conventional growing equity mortgages, are eligible for separate pools. FNMA will consider other types of loans for securities pooling on a negotiated basis. A single pool may include mortgages with different loan-to-value ratios and interest rates, though rates may not vary beyond two percentage points.


Privately-Issued Mortgage Loan Pools. Savings associations, commercial banks and investment bankers issue pass-through securities secured by a pool of mortgages.


      Generally, only conventional mortgages on single-family properties are included in private issues, though seasoned loans and variable rate mortgages are sometimes included. Private placements allow purchasers to negotiate terms of transactions. Maximum amounts for individual loans may exceed the loan limit set for government agency purchases. Pool size may vary, but the minimum is usually $20 million for public offerings and $10 million for private placements.

      Privately-issued mortgage-related obligations do not carry government or quasi-government guarantees. Rather, mortgage pool insurance generally is used to insure against credit losses that may occur in the mortgage pool. Pool insurance protects against credit losses to the extent of the coverage in force. Each mortgage, regardless of original loan-to-value ratio, is insured to 100% of principal, interest and other expenses, to a total aggregate loss limit stated on the policy. The aggregate loss limit of the policy generally is 5% to 7% of the original aggregate principal of the mortgages included in the pool.

      In addition to the insurance coverage to protect against defaults on the underlying mortgages, mortgage-backed securities can be protected against the nonperformance or poor performance of servicers. Performance bonding of obligations such as those of the servicers under the origination, servicing or other contractual agreement will protect the value of the pool of insured mortgages and enhance the marketability.


      The rating received by a mortgage security will be a major factor in its marketability. For public issues, a rating is always required, but it may be optional for private placements depending on the demands of the marketplace and investors. Before rating an issue, a rating agency such as Standard & Poor's or Moody's will consider several factors, including: the creditworthiness of the issuer; the issuer's track record as an originator and servicer; the type, term and characteristics of the mortgages, as well as loan-to-value ratio and loan amounts; the insurer and the level of mortgage insurance and hazard insurance provided. Where an equity reserve account or letter of credit is offered, the rating agency will also examine the adequacy of the reserve and the strength of the issuer of the letter of credit.

Strategic Transactions. Each Fund may, but is not required to, utilize various other investment strategies as described below to seek to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed income market movements), to manage the effective maturity or duration of fixed-income securities, or to seek to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Funds may change over time as new instruments and strategies are developed or regulatory changes occur.


      In the course of pursuing its investment objectives, each Fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, cross-currency future contracts, currency futures contracts, currency swaps or options on currencies or currency futures (the Fixed Income Portfolio, Diversified Income Portfolio and Securitized Fund only) (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for the Funds' portfolios resulting from general market, interest rate or currency exchange rate fluctuations, to seek to protect the Funds' unrealized gains in the value of their portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes. The Fixed Income Portfolio, Diversified Income Portfolio, Fixed Income Fund II, Short-Term Asset Reserve Portfolio, Controlled Maturity Fund and Securitized Fund will attempt to limit net loss exposure from Strategic Transaction entered into for non-hedging purposes to 3%, 3%, 1%, 1%, 1% and 3% respectively, of net assets at any one time. To the extent necessary, each Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating each Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that short-term interest rates as indicated in the forward yield curve are too high, a Fund may take a short position in a near-term Eurodollar futures contract and a long position in a longer-dated Eurodollar futures contract. Under such circumstances, any unrealized loss in the near-term Eurodollar futures position would be netted against any unrealized gain in the longer-dated Eurodollar futures position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market and interest rate movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Funds' activities involving Strategic Transactions may be limited in order to allow the applicable Fund to satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

Risks of Strategic Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency (the Fixed Income Portfolio , Diversified Income Portfolio and Securitized Fund
only). The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.


General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described below under "Use of Segregated Accounts."

      A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. A Fund may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.


      With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      A Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will generally sell (write) OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to each Fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Boards of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or the debt of which is determined to be of equivalent credit quality by the Adviser.

      If a Fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale (writing) of put options can also provide income.


      The Funds, except for the Short-Term Asset Reserve Portfolio, may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, asset backed securities, foreign sovereign debt (Fixed Income Portfolio, Diversified Income Portfolio and Securitized Fund only) corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies (Fixed Income Portfolio, Diversified Income Portfolio and Securitized Fund only) and futures contracts. The Short-Term Asset Reserve Portfolio may purchase and sell call options on securities, including U.S. Treasury and agency securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in OTC markets, and on securities indices and futures contracts. All calls sold by a Fund must be covered (i.e., the Fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, each Fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. Even though the Fund will receive the option premium to help offset any loss, the Fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a Fund also exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

      A Fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage backed securities, asset backed securities, foreign sovereign debt (Fixed Income Portfolio, Diversified Income Portfolio and Securitized Fund only), corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. The Short-Term Asset Reserve Portfolio may purchase and sell put options on securities including U.S. Treasury and agency securities and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices and futures contracts. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices. Each Fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, each Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.


General Characteristics of Futures. Each Fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges.


      The sale of futures contracts creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a Fund, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position, if the option is exercised.

      A Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that a Fund may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CFTC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount that the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit, with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.


Currency Transactions. The Fixed Income Portfolio, Diversified Income Portfolio and Securitized Fund may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fixed Income Portfolio , Diversified Income Portfolio and Securitized Fund may enter into OTC currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

      The Fixed Income Portfolio, Diversified Income Portfolio and Securitized Fund's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio or a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

      Each of the Fixed Income Portfolio, Diversified Income Portfolio and Securitized Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to non-hedging transactions or proxy hedging as described below.

      The Fixed Income Portfolio , Diversified Income Portfolio and Securitized Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Fixed Income Portfolio, Diversified Income Portfolio or Securitized Fund has or in which the Portfolio or Securitized Fund expects to have portfolio exposure. For example, a Portfolio may hold a French government bond and the Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S. dollar.

      To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fixed Income Portfolio, Diversified Income Portfolio and Securitized Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the portfolio securities denominated in linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German mark, and a portfolio contains securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fixed Income Portfolio , Diversified Income Portfolio or Securitized Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fixed Income Portfolio , Diversified Income Portfolio or Securitized Fund is engaging in proxy hedging. If the Fixed Income Portfolio, Diversified Income Portfolio or Securitized Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fixed Income Portfolio , Diversified Income Portfolio and Securitized Fund if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts (the Fixed Income Portfolio, Diversified Income Portfolio and Securitized Fund only) and multiple interest rate transactions, structured notes and any combination of futures, options, currency (the Fixed Income Portfolio, Diversified Income Portfolio and Securitized Fund only) and interest rate transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Funds to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Funds may enter are interest rate, currency (the Fixed Income Portfolio, Diversified Income Portfolio and Securitized Fund only) and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of a Fund's portfolio, protecting against currency fluctuations (the Fixed Income Portfolio, Diversified Income Portfolio and Securitized Fund only), as a duration management technique or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, each Fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes. The Fixed Income Portfolio, the Diversified Income Portfolio, the Fixed Income Fund II, the Short-Term Asset Reserve Portfolio, the Controlled Maturity Fund and the Securitized Fund will attempt to limit net loss exposure from Strategic Transactions entered into for non-hedging purposes to not more than 3%, 3%, 1%, 1%, 1% and 3% respectively, of net assets.

      A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

      Each Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument) with the Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of a Fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Boards of Trustees of the Portfolio Trust and the Trust have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Boards of Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for such determinations. The Staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to each Fund's limitation on investing in illiquid securities.

Eurodollar Contracts. Each Fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LlBOR"), although foreign currency-denominated contracts are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States. The Fixed Income Portfolio, Diversified Income Portfolio and Securitized Fund may use strategic transactions to seek to hedge against currency exchange rate risks. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in the Fixed Income Portfolio, Diversified Income Portfolio and Securitized Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts. Each Fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. Each Fund will cover Strategic Transactions as required by interpretive positions of the SEC. A Fund will not enter into Strategic Transactions that expose the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A Fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other liquid assets on the Fund's records or in a segregated account in the amount prescribed. If the market value of these securities declines or the Fund's obligations on the underlying Strategic Transaction increases, additional cash or liquid securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the Fund's obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

"When-Issued", "Delayed Delivery Securities" and "Forward Commitment" Securities. The Fixed Income Portfolio, Fixed Income II and Controlled Maturity Funds may invest up to 15% of their net assets in securities purchased on a when-issued or delayed delivery basis. The Short-Term Asset Reserve Portfolio may commit up to 10% of its net assets to purchase such securities. The Securitized Fund may invest up to 25% of its net assets in securities purchased on a when-issued basis, forward rolls and forward commitments. The Diversified Income Portfolio places no limit on investments in when-issued and delayed delivery securities. Delivery and payment for securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time that a Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities. Although a Fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, each Fund may sell the securities before the settlement date if deemed advisable by the Adviser. The Short-Term Asset Reserve Fund may also, with respect to up to 25% of its net assets, enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

      Unless a Fund has entered into an offsetting agreement to sell the securities purchased on a when-issued or forward commitment basis, the Fund will segregate, on its records or with its custodian, cash or liquid obligations with a market value at least equal to the amount of the Fund's commitment . If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the Fund's commitment.


      Securities purchased on a "when-issued", "delayed delivery" or "forward commitment" basis may have a market value on delivery which is less than the amount paid by a Fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued", "delayed delivery" and "forward commitment" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.


Short-Term Debt Securities. For defensive or temporary purposes, each Fund or Portfolio may invest in investment grade money market instruments and short-term interest-bearing securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a defensive position against potential stock market declines. These investments will include U.S. Government obligations and obligations issued or guaranteed by any U.S. Government agencies or instrumentalities, instruments of U.S. and foreign banks (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances), repurchase agreements, prime commercial paper of U.S. and foreign companies, and debt securities that make periodic interest payments at variable or floating rates.

Portfolio Turnover. It is not the policy of any of the Funds to purchase or sell securities for trading purposes. However, each Fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held. A Fund may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions of which are taxable to shareholders as ordinary income .


                             INVESTMENT RESTRICTIONS


      The Funds and the Portfolios have adopted the following fundamental policies. Each Fund's and Portfolio's fundamental policies cannot be changed unless the change is approved by the "vote of a majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or the Portfolio.


Standish Fixed Income Fund and Portfolio


      As a matter of fundamental policy, the Fixed Income Portfolio (Fixed Income Fund) may not:


1. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Portfolio (Fixed Income Fund) may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fixed Income Fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets.

3. Lend portfolio securities except that the Portfolio (i) may lend portfolio securities in accordance with the Portfolio's investment policies up to 33 1/3% of the Portfolio's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and except that the Fixed Income Fund may enter into repurchase agreements with respect to 5% of the value of its net assets.

4. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S.

            Government securities, including mortgage pass-through securities (GNMAs).

5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
      (Fund) may be deemed to be an underwriter under the Securities Act of 1933.

6.    Purchase real estate or real estate mortgage loans, although the Portfolio
      (Fund) may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts except that the Portfolio (Fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

      The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:

A. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

B. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.

C.    Invest more than 15% of its net assets in illiquid securities.

D. Invest more than 5% of its net assets in repurchase agreements (this restriction is fundamental with respect to the Fixed Income Fund, but not the Portfolio).

E. Purchase additional securities if the Portfolio's bank borrowings exceed 5% of its net assets. (This policy is fundamental with respect to the Fund but not the Portfolio.)


      Notwithstanding any fundamental or non fundamental policy, the Fixed Income Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open end management investment company with substantially the same investment objective as the Fixed Income Fund.

Diversified Income Fund and Portfolio

      As a matter of fundamental policy, the Diversified Income Portfolio (Diversified Income Fund) may not:

1. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Portfolio's (Fund's) investment policies or within the meaning of paragraph 5 below, are not deemed to be senior securities.

2. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Portfolio's (Fund's) total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets,
      (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Portfolio (Fund) may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

3. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
      (Fund) may be deemed to be an underwriter under the Securities Act of 1933.

4. Purchase or sell real estate except that the Portfolio (Fund) may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein,
            (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio (Fund) as a result of the ownership of securities.

5.    Purchase or sell commodities or commodity contracts, except the Portfolio
      (Fund) may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Portfolio's (Fund's) investment policies.

6. Make loans, except that the Portfolio (Fund) (1) may lend portfolio securities in accordance with the Portfolio's (Fund's) investment policies up to 33 1/3% of the Portfolio's (Fund's) total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Portfolio's (Fund's) total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio (Fund).

8. Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities.

           The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval in accordance with applicable laws, regulations or regulatory policy. The Portfolio (Fund) may not:

      a. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

      b. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

      c. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

      d. Invest more than 15% of its net assets in securities which are illiquid.

      e. Purchase additional securities if the Portfolio's (Fund's) borrowings exceed 5% of its net assets.

      Notwithstanding any fundamental or non-fundamental policy, the Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open end investment company with substantially the same investment objective as the Fund.

Standish Fixed Income Fund II


      As a matter of fundamental policy, the Fixed Income Fund II may not:


1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities, except as permitted by paragraphs 3, 7 and 8 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

8. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

      For purposes of the fundamental investment restriction (1) regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

      The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

A. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

B. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.


C.    Invest more than 15% of its net assets in securities which are illiquid.

D. Purchase additional securities if the Fund's borrowings exceed 5% of its net assets.

Short-Term Asset Reserve Fund and Portfolio

      As a matter of fundamental policy, the Short- Term Asset Reserve Portfolio (Short-Term Asset Reserve Fund) may not:

1. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 2 below, making loans in accordance with paragraph 6 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Portfolio's (Fund's) investment policies or within the meaning of paragraph 5 below, are not deemed to be senior securities.

2. Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Portfolio's (Fund's) total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Portfolio (Fund) may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Portfolio's (Fund's) investment policies, shall not constitute borrowing.

3. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
      (Fund) may be deemed to be an underwriter under the Securities Act of 1933.

4. Purchase or sell real estate except that the Portfolio (Fund) may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio (Fund) as a result of the ownership of securities.

5.    Purchase or sell commodities or commodity contracts, except the Portfolio
      (Fund) may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Portfolio's (Fund's) investment policies.

6. Make loans, except that the Portfolio (Fund) (1) may lend portfolio securities in accordance with the Portfolio's (Fund's) investment policies up to 33 1/3% of the Portfolio's (Fund's) total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, banker's acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Portfolio's (Fund's) total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio (Fund).

8. Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

      The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:


a. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

b. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

c. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

d.    Invest more than 15% of its net assets in securities which are illiquid.

e. Purchase additional securities if the Portfolio's (Fund's) borrowings exceed 5% of its net assets. Notwithstanding any fundamental or non-fundamental policy, the Fund may invest all of its assets (other than assets which are not"investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end investment company with substantially the same investment objective as the Fund.

      For the purposes of fundamental restriction 8, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Fundamental restriction 8 does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities. For purposes of fundamental restriction 8, the industry classification of an asset-backed security is determined by its underlying assets. For example, certificates for automobile receivables and certificates for amortizing revolving debts constitute two different industries.


Controlled Maturity Fund


      As a matter of fundamental policy, the Controlled Maturity Fund may not:


1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities, except as permitted by paragraphs 3, 7 and 8 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

8. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

      See the discussion following the Fixed Income Fund II's fundamental investment restrictions for additional information on industry concentration.

      The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

A. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

B. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.


C.    Invest more than 15% of its net assets in securities which are illiquid.

D. Purchase additional securities if the Fund's borrowings exceed 5% of its net assets.


Securitized Fund


      As a matter of fundamental policy, the Securitized Fund may not:


1. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets. 3. Lend portfolio securities, except that the Fund may enter into repurchase agreements with respect to 15% of the value of its net assets.

4. Invest more than 25% of the current value of its total assets in any single industry except the real estate industry.

5. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities, commodity contracts, or real estate, except that the Fund may purchase and sell obligations which are secured by real estate or by mortgages on real estate, securities of issuers which invest or deal in real estate, or have a call on real estate or are convertible into real estate, and the Fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

8. Purchase the securities of other investment companies, except that the Fund may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities,
            (ii) not more than 5% of the Fund's total assets would be invested in the securities of any one investment company and (iii) not more than 3% of the voting stock of any one investment company would be owned by the Fund, or (b) as part of a merger, consolidation, or acquisition of assets.

      The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

A. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

B.    Invest more than 15% of its net assets in securities which are illiquid.

      If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's or a Fund's assets will not constitute a violation of the restriction.

                         CALCULATION OF PERFORMANCE DATA

      As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of a Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the Funds' average annual total return ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV.

      The Funds' yield is computed by dividing the net investment income per share earned during a base period of 30 days, or one month, by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Funds, all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. In particular, yield is determined according to the following formula:

Yield = 2[(A - B + 1)^6 - 1]
           -----
             CD

      Where:


      A=interest earned during the period; B=net expenses accrued for the period; C=the average daily number of shares outstanding during the period that were entitled to receive dividends; D=the maximum offering price per share (net asset value) on the last day of the period.


      The Funds may also quote non-standardized yield, such as yield-to-maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price, redemption value, time to maturity, coupon yield and the time between interest payments.

      With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the Funds account for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, each Fund may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the discount or premium remaining on a security.


      The Funds' average annual total return for the one-, five- and ten-year (or life-of-the-Fund, if shorter) periods ended December 31, 1997 and average annualized yield for the 30-day period ended December 31, 1997 were as follows:

                           Average Annual Total Return


Fund                                  1-Year    5-Year     10-Year     Yield
----                                  ------    ------     -------     -----
Fixed Income Fund                     9.54%     8.35%        9.74%     6.50%
Diversified Income Fund              10.86%(1)   N/A          N/A      9.21%
Fixed Income Fund II                  8.59%     7.28%(2)      N/A      6.34%
Controlled Maturity Fund              6.66%     6.42%(2)      N/A      6.62%
Securitized Fund                      9.50%     7.44%       8.65%(3)   6.67%
Short-Term Asset Reserve Fund         5.94%     5.34%       6.53%(4)   5.91%

----------
1     Diversified Income Fund commenced operations on June 2, 1997.
2 Fixed Income Fund II and Controlled Maturity Fund commenced operations on July 3, 1995.
3     Securitized Fund commenced operations on September 30, 1989.
4     Short-Term Asset Reserve Fund commenced operations on January 3, 1989.


      These performance quotations should not be considered as representative of any Fund's performance for any specified period in the future.

      In addition to average annual return quotations, the Funds may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:

Fixed Income Fund
Quarter/Year                    Net                 Gross
--------------------------------------------------------------


1987                            0.74                1.20%
1Q88                            4.36                4.52
2Q88                            1.18                1.29
3Q88                            1.98                2.11
4Q88                            0.78                0.91
1988                            8.53                9.09
1Q89                            1.23                1.37
2Q89                            7.57                7.70
3Q89                            1.13                1.26
4Q89                            3.30                3.42
1989                           13.76               14.33
1Q90                           (0.50)              (0.38)
2Q90                            3.69                3.84
3Q90                            0.89                1.00
4Q90                            4.95                5.06
1990                            9.23                9.77
1Q91                            3.16                3.28
2Q91                            1.71                1.84
3Q91                            6.19                6.29
4Q91                            5.58                5.68
1991                           17.65               18.15
1Q92                           (0.95)              (0.84)
2Q92                            4.95                 5.4
3Q92                            3.43                3.53
4Q92                           (0.58)              (0.47)
1992                            6.88                7.33
1Q93                            5.88                5.98
2Q93                            3.42                3.52
3Q93                            3.42                3.52
4Q93                            1.23                1.33
1993                           14.64               15.08
1Q94                           (3.99)              (3.90)
2Q94                           (1.88)              (1.78)
3Q94                            0.67                0.77
4Q94                            0.32                0.42
1994                           (4.86)              (4.48)
1Q95                            4.39                4.48
2Q95                            5.91                6.01
3Q95                            2.46                2.56
4Q95                            4.64                4.73
1995                           18.54                18.9
1Q96                           (1.58)              (1.49)
2Q96                            0.84                0.93
3Q96                            2.58                2.67
4Q96                            3.60                3.70
1996                            5.48                5.86
1Q97                           (0.16)              (0.07)
2Q97                            3.76                3.85
3Q97                            3.44                3.53
4Q97                            2.23                2.33
1997                            9.54                9.95

Diversified Income Fund
Quarter/Year                    Net                 Gross
--------------------------------------------------------------

3Q97                            6.05                6.05
4Q97                            0.14                0.14
1997                            6.20                6.20


Fixed Income Fund II
Quarter/Year                    Net                 Gross
--------------------------------------------------------------


3Q95                            1.35                1.44
4Q95                            4.38                4.48
1995                            5.79                5.97
1Q96                           (1.90)              (1.81)
2Q96                            0.39                0.48
3Q96                            2.18                2.28
4Q96                            3.12                3.21
1996                            3.77                4.15
1Q97                           (0.49)              (0.40)
2Q97                            3.65                3.74
3Q97                            3.30                3.39

4Q97                            1.92                2.01
1997                            8.59                8.97


Short-Term Asset Reserve Fund
Quarter/Year                    Net                 Gross
--------------------------------------------------------------


1Q89                            1.58%               1.70%
2Q89                            3.52                3.64
3Q89                            1.71                1.82
4Q89                            2.38                2.51
1989                            9.50               10.01
1Q90                            1.34                1.45
2Q90                            2.56                2.69
3Q90                            2.17                2.27
4Q90                            2.62                2.73
1990                            8.97                9.45
1Q91                            2.10                2.20
2Q91                            1.97                2.07
3Q91                            2.62                2.71
4Q91                            2.39                2.47
1991                            9.41                9.79
1Q92                            0.84                0.91
2Q91                            2.08                2.17
3Q92                            1.18                1.28
4Q92                            0.17                0.27
1992                            4.33                4.70
1Q93                            1.90                1.98
2Q93                            1.10                1.19
3Q93                            1.20                1.28
4Q93                            0.78                0.86
1993                            5.08                5.41
1Q94                            0.06                0.14
2Q91                            0.06                0.14
3Q94                            1.31                1.39
4Q94                            0.83                0.91
1994                            2.27                2.60
1Q95                            2.08                2.16
2Q95                            2.14                2.22
3Q95                            1.55                1.62
4Q95                            1.89                1.97
1995                            7.85                8.20
1Q96                            1.08                1.17
2Q96                            1.31                1.40
3Q96                            1.51                1.60
4Q96                            1.60                1.69
1996                            5.62                5.99
1Q97                            0.98                1.07
2Q97                            1.80                1.89
3Q97                            1.69                1.78
4Q97                            1.33                1.45
1997                            5.94                6.34


Controlled Maturity Fund
Quarter/Year                    Net                 Gross
--------------------------------------------------------------


3Q95                            1.55%               1.64%
4Q95                            2.61                2.70
1995                            4.20                4.38
1Q96                            0.25                0.35
2Q96                            1.05                1.14
3Q96                            1.71                1.80
4Q96                            2.03                2.12
1996                            5.13                5.51
1Q97                            0.65                0.74
2Q97                            2.22                2.31
3Q97                            2.10                2.20
4Q97                            1.92                2.01
1997                            8.59                8.97


Securitized Funds
Quarter/Year                    Net                 Gross
--------------------------------------------------------------


3Q89                            0.00%              (0.04)%
4Q89                            4.01                4.17
1989                            4.01                4.21
1Q90                            0.45                0.57
2Q90                            3.58                3.69
3Q90                            1.29                1.40
4Q90                            5.79                5.91
1990                           11.49               11.99
1Q91                            2.89                3.00
2Q91                            1.84                1.95
3Q91                            5.16                5.27
4Q91                            4.90                5.03
1991                           15.57               16.10
1Q92                           (1.58)              (1.47)
2Q92                            4.38                4.49
3Q92                            1.80                1.91
4Q92                            (.49)               (.38)
1992                            4.07                4.52
1Q93                            4.37                4.48
2Q93                            2.56                2.67
3Q93                            2.38                2.49
4Q93                            0.38                0.49
1993                           10.02               10.48
1Q94                           (2.53)              (2.42)
2Q94                           (0.83)              (0.72)
3Q94                            0.89                1.00
4Q94                           0.338)              0.447)
1994                           (2.16)              (1.72)
1Q95                            4.78                4.89
2Q95                            5.31                5.43
3Q95                            2.16                2.27
4Q95                            3.19                3.32
1995                           16.32               16.85
1Q96                           (1.23)              (1.11)
2Q96                            0.51                0.62
3Q96                            2.09                2.22
4Q96                            3.03                3.14
1996                            4.41                4.91
1Q97                           (0.57)              (0.46)
2Q97                            3.72                3.85
3Q97                            3.48                3.61
4Q97                            2.60                2.72
1997                            9.50               10.01

      These performance quotations should not be considered as representative of a Fund's performance for any specified period in the future. Each Fund's performance may be compared in sales literature and advertisements to the performance of other mutual funds and separately managed discretionary accounts (including private investment companies) having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fixed Income Portfolio, Fixed Income Fund and Fixed Income Fund II may compare their performance to the Lehman Government/Corporate Index, which is generally considered to be representative of the performance of all domestic, dollar denominated, fixed rate, investment grade bonds, and the Lehman Brothers Aggregate Index which is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index and Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, dollar denominated, fixed rate investment grade bonds. The Diversified Income Portfolio and Diversified Income Fund may also compare their performance to the Lehman Brothers Aggregate Index. The Short-Term Asset Reserve Portfolio and Short-Term Asset Reserve Fund may compare their performance to The IBC/Donoghue Money Market Average/All Taxable Index, which is generally considered to be representative of the performance of domestic, taxable money market funds. However, the average maturity of the Short-Term Asset Reserve Portfolio is longer than that of a money market fund 's portfolio and, unlike a money market fund, the net asset value of the Short-Term Asset Reserve Fund's shares may fluctuate. The Controlled Maturity Fund may compare its performance to the Merrill Lynch 1-3 Year U.S. Treasury Index, the Merrill Lynch 1-5 Year U.S. Treasury Index and the Merrill Lynch 1 Year Treasury Bill Index. The Securitized Fund may compare its performance to the Lehman Brothers Aggregate Index and the Lehman Brothers Mortgage Index. The Lehman Brothers Mortgage Index is considered to be representative of the performance of fixed rate securitized mortgage pools of GNMA, FNMA and FHLNC securities. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.


                                   MANAGEMENT

Trustees and Officers of the Trust and Portfolio Trust


      The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. The officers of the Portfolio Trust are Messrs. Clayson, Ladd, Wood, Hollis, Hanlon, Stuer and Martin, and Mdmes. Banfield, Herrmann, Broccoli, Walcott-Abramson and Kneeland, who hold the same office with the Portfolio Trust as with the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish, Ayer & Wood, Inc.


         Name, Address and Date of Birth          Position Held With Trust      Principal Occupation During Past 5 Years
--------------------------------------------  ------------------------------  ---------------------------------------------

*D. Barr Clayson, 7/29/35                        Vice President and Trustee       Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                       Standish, Ayer & Wood, Inc.;
One Financial Center                                                                 Chairman and Director, Standish
Boston, MA  02111                                                                   International Management Company,
                                                                                      L.P.; Director, CareGroup Inc.

Samuel C. Fleming, 9/30/40                                Trustee                         Chairman of the Board
c/o Decision Resources, Inc.                                                          and Chief Executive Officer,
1100 Winter Street                                                                      Decision Resources, Inc.;
Waltham, MA  02154                                                               Trustee, Cornell University; Director,
                                                                                             CareGroup Inc.


Benjamin M. Friedman, 8/5/44                              Trustee                         William Joseph Maier
c/o Harvard University                                                               Professor of Political Economy,
Cambridge, MA  02138                                                                       Harvard University

         Name, Address and Date of Birth          Position Held With Trust           Principal Occupation During Past 5 Years
--------------------------------------------  -------------------------------  -----------------------------------------------------

John H. Hewitt, 4/11/35                                   Trustee                        Trustee, The Peabody Foundation;
P.O. Box 307                                                                            Trustee, Visiting Nurse Alliance of
So. Woodstock, VT  05071                                                                              Vermont
                                                                                        and New Hampshire; Trustee, Mertens
                                                                                                    House, Inc.

*Edward H. Ladd, 1/3/38                          Vice President and Trustee                 Chairman of the Board and
c/o Standish, Ayer & Wood, Inc.                                                         Managing Director, Standish, Ayer &
One Financial Center                                                                               Wood, Inc.
Boston, MA  02111                                                                       Director of Standish International
                                                                                             Management Company, L.P.

Caleb Loring III, 11/14/43                                Trustee                        Trustee, Essex Street Associates
c/o Essex Street Associates                                                              (family investment trust office);
400 Essex Street                                                                       Director, Holyoke Mutual Insurance
Beverly , MA  01915                                                                     Company; Director, Carter Family
                                                                                        Corporation; Board Member, Gordon-
                                                                                      Conwell Theological Seminary; Chairman
                                                                                      of the Advisory Board, Salvation Army;
                                                                                           Chairman, Vision New England

*Richard S. Wood, 5/21/54                          President and Trustee             Vice President,  and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                            Standish, Ayer & Wood, Inc.;
One Financial Center                                                                  Executive Vice President and Director,
Boston, MA  02111                                                                        Standish International Management
                                                                                                   Company, L.P.

James E. Hollis III, 11/21/48                   Executive Vice President            Vice President and Director, Standish,
c/o Standish, Ayer & Wood, Inc.                                                                  Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Anne P. Herrmann, 1/26/56                     Vice President and  Secretary          Senior Fund Administration Manager,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Paul G. Martins, 3/10/56                      Vice President and  Treasurer        Vice President of Finance, Standish, Ayer
c/o Standish, Ayer & Wood, Inc.                                                         & Wood, Inc.  since October 1996;
One Financial Center                                                                 formerly Senior Vice President, Treasurer
Boston, MA  02111                                                                     and Chief Financial Officer of Liberty
                                                                                               Financial Bank Group

Beverly E. Banfield, 7/6/56                            Vice President                 Vice President, Associate Director and
c/o Standish, Ayer & Wood, Inc.                                                        Compliance Officer, Standish, Ayer &
One Financial Center                                                                                Wood, Inc.
Boston, MA  02111

Lavinia B. Chase, 6/4/46                             Vice President                 Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B.  Kneeland, 8/19/51                        Vice President                  Vice President and  Manager, Mutual
c/o Standish, Ayer & Wood, Inc.                                                                   Fund Operations
One Financial Center                                                                        Standish, Ayer & Wood, Inc.
Boston, MA  02111                                                                       since December 1995; formerly Vice
                                                                                       President, Scudder, Stevens and Clark

         Name, Address and Date of Birth         Position Held With Trust     Principal Occupation During Past 5 Years
---------------------------------------------  ---------------------------  ---------------------------------------------

David C. Stuehr, 3/1/58                              Vice President          Vice President and  Director, Standish,
c/o Standish, Ayer & Wood, Inc.                                                           Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Sarah Walcott-Abramson, 12/9/65                      Vice President            Compliance Administrator,  Standish,
c/o Standish, Ayer & Wood, Inc.                                                Ayer & Wood, Inc.  since October 1993;
One Financial Center                                                          formerly Compliance Specialist, Scudder,
Boston, MA 02111                                                                          Stevens and Clark

Kathleen M. Broccoli, 4/13/65                        Vice President                Vice President and  Manager,
c/o Standish, Ayer & Wood, Inc.                                                         Portfolio Accounting
One Financial Center                                                                 Standish, Ayer & Wood, Inc.
Boston, MA 02111

Thomas J. Hanlon, 9/25/60                            Vice President             Vice President and  Manager, Trade
c/o Standish, Ayer & Wood, Inc.                                                        Settlement and Pricing
One Financial Center                                                                 Standish, Ayer & Wood, Inc.
Boston, MA 02111

Rosalind J. Lillo, 2/6/38                            Vice President                 Broker/Dealer Administrator
c/o Standish, Ayer & Wood, Inc.                                                   Standish, Ayer & Wood, Inc. since
One Financial Center                                                              October 1995; formerly Compliance
Boston, MA 02111                                                                Administrator, New England Securities
                                                                                                Corp.

Gigi K. Szekely, 5/8/67
c/o Standish, Ayer & Wood, Inc.                                                      Manager, Mutual Fund Client
One Financial Center                                                                       Communications,
Boston, MA 02111                                     Vice President                 Standish, Ayer & Wood, Inc.

* Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.


Compensation of Trustees and Officers.


      Neither the Trust nor the Portfolio Trust pays compensation to the Trustees of the Trust or the Portfolio Trust that are affiliated with Standish or to the Trust's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Funds' shares) with the Trust, the Portfolio Trust or the Advisers during the year ended December 31, 1997, except that certain Trustees and officers who are directors and shareholders of Standish, may from time to time, purchase additional shares of common stock of Standish.

      The following table sets forth all compensation paid to the Trust's and the Portfolio Trust's Trustees as of the Funds' fiscal years ended December 31, 1997:

                      Aggregate Compensation from the Funds


                                                                                             Pension or           Total
                                                                                             Retirement        Compensation
                                                                               Short-Term     Benefits          from Funds
                     Fixed   Diversified    Fixed                 Controlled     Asset        Accrued as       and Portfolio
                     Income     Income     Income    Securitized   Maturity     Reserve     Part of Funds'     & Other Funds
 Name of Trustee     Fund**     Fund**     Fund II      Fund         Fund        Fund**       Expenses          in Complex*
------------------ --------- -----------  ---------  -----------  ----------  ------------  --------------  -------------------
D. Barr Clayson        $0        $ 0          $0         $0           $0          $0             $0                $0
Samuel C. Fleming   $28,391     $247        $642       $346          $99        $2,123           $0              $49,375
Benjamin M.         $28,391     $247        $642       $346          $99        $2,123           $0              $49,375
Friedman
John H. Hewitt      $31,266     $272        $707       $381         $109        $2,338           $0              $54,375
Edward H. Ladd         $0        $ 0          $0         $0           $0          $0             $0                $0
Caleb Loring, III   $28,391     $247        $642       $346          $99        $2,123           $0              $49,375
Richard S. Wood        $0        $ 0          $0         $0           $0          $0             $0                $0

* As of the date of this SAI there were 22 funds in the fund complex. Total compensation is presented for the calendar year ended December 31, 1997.

** The Fund bears its pro rata allocation of Trustees' fees paid by its corresponding Portfolio to the Trustees of the Portfolio Trust.


Certain Shareholders


      At April 1, 1998, Trustees and officers of the Trust and the Portfolio Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each Fund. Also at that date, no person owned beneficially or of record 5% or more of the then outstanding shares of any Fund except:

Diversified Income Fund
                               Percentage of
                               Outstanding
Name and Address               Shares
------------------------------------------------------

Allendale Mutual Insurance
  Company                                         31%*
Allendale Park
P.O. Box 7500
Johnston, RI 02919

Corning Incorporated                              21%
One Riverfront Plaza HQ-E2
Corning, NY 14831

Wellesley College                                 14%
Wellesley, MA 02181

Fitchburg Mutual Inc. Co.                          8%
c/o Fleet Bank
P.O. Box 92800
Rochester, NY 14692

Cumming Foundation                                 8%
c/o Investors Bank & Trust Co.
P.O. Box 1537
Boston, MA 02205

Davis Family Foundation                            6%
c/o Investors Bank and Trust Co.
P.O. Box 1537
Boston, MA 02205

Fixed Income Fund II
                                           Percentage of
                                           Outstanding
Name and Address                           Shares
--------------------------------------------------------------

Exeter Health Resources, Inc.                      49%*
10 Buzell Avenue
Exeter, NH  03833

Richard W. Hansen as TTEE                          12%
25502 Heaton Drive
Batavia, IL 60510

Milton Hospital Funded
  Depreciation Acct                                 7%
92 Highland Street
Milton, MA  02186

Miss Porter's School                                6%
60 Main Street
Farmington, CT  06032

1952 Trust/SCR                                      5%
John D. Rockefeller Trust
First Union National Bank
1525 West WT Harris Boulevard
Charlotte, NC 28288

Houston General Insurance Empl.                     5%

P.O. Box 2932
Fort Worth, TX  76113




Short-Term Asset Reserve Fund
                                             Percentage of
                                             Outstanding
Name and Address                             Shares
--------------------------------------------------------------

The Nature Conservancy                             17%
    Endowment Fund
1815 N. Lynn Street
Arlington, VA  22209

The Metropolitan Museum of Art                     13%
1000 Fifth Avenue
New York, NY  10028

Virginia Portfolio                                 10%
c/o Peregrin Financial
84 State Street, Suite 900
Boston, MA 02109

University of Rochester                             8%
Administration Bldg. 263
Rochester, NY  14627




The Controlled Maturity Fund
                                             Percentage of
                                             Outstanding Name
and Address                               Shares
--------------------------------------------------------------

Cumming Foundation                                 34%*
c/o Investors Bank & Trust Co.
P.O. Box 1537
Boston, MA  02205

Essex County Gas and Company                       23%
7 North Hunt Road
Amesbury, MA  01913

San Francisco Opera Association                    21%
301 Van Ness Avenue
San Francisco, CA  94102





Securitized Fund
                                           Percentage of
                                           Outstanding
Name and Address                           Shares
--------------------------------------------------------------

Allendale Mutual Insurance
  Company                                          77%*
Allendale Park
P.O. Box 7500
Johnston, RI 02919

Colonial Williamsburg Pension                       9%
The Colonial Williamsburg Foundation
P.O. Box C
Williamsburg, VA  23187

Potter & Co./Allendale Ins. Co.                     8%
Bank of Boston
150 Royall Way
Canton, MA


      *Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated Fund, the shareholder was considered to control such Fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such Fund will be approved or disapproved.

Investment Adviser.


      Standish serves as the Adviser to the Fixed Income Portfolio, Fixed Income Fund II, Short-Term Asset Reserve Portfolio, Securitized Fund and Controlled Maturity Fund pursuant to written investment advisory agreements. Standish is a Massachusetts corporation organized in 1933 and is registered under the Investment Advisers Act of 1940.

      The following, constituting all of the Directors and all of the shareholders of Standish, are Standish's controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, David H. Cameron, Karen K. Chandor, D. Barr Clayson, W. Charles Cook, Joseph M. Corrado, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, Thomas P. Sorbo, David C. Stuehr, Ralph S. Tate, Michael
W. Thompson and Richard S. Wood.

           SIMCO serves as investment adviser to the Diversified Income Portfolio pursuant to an investment advisory agreement. SIMCO is a Delaware limited partnership which was organized in 1991 and is a registered investment adviser under the Investment Adviser Act of 1940. The general partner of SIMCO is Standish, which holds a 99.98% partnership interest. The limited partners who each hold a 0.01% interest in SIMCO, are: Walter M. Cabot, Sr., Senior Adviser to SIMCO and Standish, and D. Barr Clayson, Chairman of the Board and Vice President of SIMCO, a Managing Director and Vice President of Standish and a Trustee and Vice President of the Trust and Portfolio Trust. Ralph S.

Tate, Managing Director of Standish, is President and a Director of SIMCO. Richard S. Wood, Vice President and a Managing Director of Standish and the President and a Trustee of the Trust and Portfolio Trust, is the Executive Vice President and a Director of SIMCO.

      Certain services provided by the Adviser under the advisory agreements are described in the Prospectus. These services are provided without reimbursement by the Portfolios for any costs incurred. In addition to those services, the Adviser provides the Funds (but not the Portfolios) with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, the Adviser is paid a fee based upon a percentage of the applicable Fund's or Portfolio's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

                               Contractual Advisory Fee Rate
                               (as a percentage of
Fund                           average daily net assets)
--------------------------------------------------------------

Fixed Income                   0.40% of the first $250
Portfolio                      million
                               0.35% of the next $250
                               million
                               0.30% of over $500
                               million

Diversified Income             0.50%
Portfolio


Fixed Income Fund II           0.40%
Controlled Maturity            0.35%
Fund

Securitized Fund               0.25%


Short-Term Asset
Reserve Portfolio              0.25%

      During the last three fiscal years ended December 31, the Funds and the Portfolios paid advisory fees in the following amounts:

Fund                   1995            1996             1997
----------------  --------------   --------------  -----------------

Fixed              $6,321,967       2,493,743(1)           N/A
Income
Fund

Fixed                   N/A         5,121,756(1)       $9,043,263
Income
Portfolio

Diversified             N/A             N/A                0(2)
Income
Portfolio

Fixed                   0(3)            0(3)             $200,481(3)
Income
Fund II

Controlled              0(4)            0(4)               0(4)
Maturity
Fund

Securitized          107,892(5)       102,981(5)         $118,095(5)
Fund

Short-Term           705,129(6)       643,488            $582,254
Asset
Reserve
Fund

Short-Term              N/A(7)          N/A(7)             N/A(7)
Asset
Reserve
Portfolio

1 Fixed Income Fund was converted to the master/feeder fund structure on May 3, 1996 and does not pay directly advisory fees after that date. The Fund bears its pro rata allocation of the Portfolio's expenses, including advisory fees. The Fixed Income Portfolio commenced operations on May 3, 1996.

2 The Diversified Income Portfolio commenced operations on June 2, 1997. The Adviser voluntarily agreed not to impose its advisory fee for the period June 2, 1997 to December 31, 1997 in the amount of $45,742.

3 The Fixed Income Fund II commenced operations on July 3, 1995. The Adviser voluntarily agreed not to impose all or a portion of its advisory fee for the period July 3, 1995 through December 31, 1995 and for the fiscal years ended December 31, 1996 and December 31, 1997, in the amounts of $42,628, $61,291 and $172,825, respectively.

4 The Controlled Maturity Fund commenced operations on July 3, 1995. The Adviser voluntarily agreed not to impose its advisory fee for the period July 3, 1995 through December 31, 1995 and for the fiscal years ended December 31, 1996 and December 31, 1997, which would otherwise have been $11,617 , $35,907 and $43,478, respectively.

5 For the fiscal years ended December 31, 1995 , 1996 and 1997, the Adviser voluntarily agreed not to impose a portion of its fee in the amount of $31,998 , $29,535 and $55,412.


6 Prior to July 1, 1995, Standish and Consolidated Investment Corporation ("Consolidated") served as the Short-Term Asset Reserve Fund's co-investment advisers and each received 50% of the advisory fees paid by the Fund. For the period January 1, 1995 through June 30, 1995, Standish and Consolidated received fees in the aggregate of $345,111. For the period July 1, 1995 through December 31, 1995, Standish received fees of $360,018.


7     The Short-Term Asset Reserve Portfolio commenced operation on January 2,
      1998.

      Pursuant to the investment advisory agreements, each Fund and each Portfolio bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, the Funds and the Portfolios will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

      Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or the Portfolio Trust (as applicable) or by the "vote of a majority of the outstanding voting securities" of the applicable Fund or Portfolio, and, in either event (ii) by vote of a majority of the Trustees of the Trust or the Portfolio Trust (as applicable) who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the applicable Fund or the Portfolio or by the Adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

      In an attempt to avoid any potential conflict with portfolio transactions for the Funds and the Portfolios, the Advisers, the Principal Underwriter, the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders, and the Portfolios and their investors, come before those of the Adviser and its employees.


Administrator of the Fund.


      Standish also serves as the administrator (the "Fund Administrator") to the Fixed Income Fund, Diversified Income Fund and Short-Term Asset Reserve Fund pursuant to written administration agreements with the Trust on behalf of these Funds. Certain services provided by the Fund Administrator under the administration agreement are described in the Prospectus. For these services, the Fund Administrator currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate the Fund Administrator for its administrative services. The Fixed Income Fund's, Diversified Income Fund's and Short-Term Asset Reserve Fund's administration agreements can be terminated by either party on not more than sixty days' written notice.


Administrator of the Portfolio.


      IBT Trust Company (Cayman) Ltd., P.O. Box 501, Grand Cayman, Cayman Islands, BWI, serves as the administrator to the Fixed Income Portfolio and the Diversified Income Portfolio (the "Portfolio Administrator") pursuant to a written administration agreement with the Portfolio Trust on behalf of each Portfolio. The Portfolio Administrator provides the Portfolio Trust with office space for managing its affairs, and with certain clerical services and facilities. For its services to the Portfolio Trust, the Portfolio Administrator currently receives a fee from each of the two Portfolios in the amount of $7,500 annually. The Portfolios' administration agreements can be terminated by either party on not more than sixty days' written notice.


Distributor of the Funds.

           Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for each Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of each Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or, with respect to a Fund, by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

                              REDEMPTION OF SHARES


      Detailed information on redemption of shares is included in the Prospectus. In addition to Standish Fund Distributors and other agents of the Trust, each Fund has authorized one or more brokers and dealers to accept on its behalf orders for the purchase and redemption of Fund shares. Under certain conditions, such authorized brokers and dealers may designate other intermediaries to accept orders for the purchase and redemption of Fund shares. In accordance with a position taken by the staff of the SEC, such purchase and redemption orders are considered to have been received by a Fund when accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee. Also in accordance with the position taken by the staff of the SEC, such purchase and redemption orders will receive the appropriate Fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee.

      The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it or determination by a Fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of a Fund.

      The Trust intends to pay redemption proceeds in cash for all Fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in portfolio securities, in conformity with a rule of the SEC. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits each Fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash. Each Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the applicable Fund is permitted to redeem in-kind or except in the event the applicable Fund completely withdraws its interest from the Portfolio.


                             PORTFOLIO TRANSACTIONS


      The Adviser is responsible for placing each Fund's and each Portfolio's portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds and the Portfolios and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Funds. In addition, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Funds and the Portfolios may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the Adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the Funds and the Portfolios effect their securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Funds or the Portfolios generating the soft dollar credits. The investment advisory fee paid by the Funds and the Portfolios under the investment advisory agreements will not be reduced as a result of the Adviser's receipt of research services.

      The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund or a Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund or a Portfolio. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

      Because most of the Funds' and the Portfolio's securities transactions are effected on a principal basis involving a "spread" or "dealer mark-up," the Funds and the Portfolios have not paid any brokerage commissions during the past three years.


                        DETERMINATION OF NET ASSET VALUE


      Each Fund's net asset value is calculated each day on which the NYSE is open (a "Business Day"). Currently, the NYSE is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each Fund's shares is determined as of the close of regular trading on the NYSE (normally 4:00 p.m., New York City time) and is computed by dividing the value of all securities and other assets of a Fund (substantially all of which, in the case of the Fixed Income Fund, Diversified Income Fund and Short-Term Asset Reserve Fund, will be represented by the Fund's interest in its corresponding Portfolio) less all liabilities by the number of Fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of each Fund are accrued daily and taken into account for the purpose of determining net asset value.

      The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fixed Income Fund, Diversified Income Fund and Short-Term Asset Reserve Fund is determined. Each investor in a Portfolio may add to or reduce its investment in the Portfolio on each Business Day. As of the close of regular trading on the NYSE on each Business Day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in a Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on the NYSE on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the NYSE on the following Business Day.

      Portfolio securities are valued at the last sales prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith at the direction of the Trustees.

      Portfolio securities that are fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Fixed income securities for which accurate market prices are not readily available and other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees, which may include the use of yield equivalents or matrix pricing.

      Money market instruments with less than sixty days remaining to maturity when acquired by a Fund or a Portfolio are valued on an amortized cost basis. If a Fund or Portfolio acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.


      Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the NYSE. If a security's primary exchange is outside the U.S., the value of such security used in computing the net value of a Fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE and will therefore not be reflected in the computation of the Funds' net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees of the Trust or the Portfolio Trust.

      With respect to Short-Term Asset Reserve Portfolio, the Board of Trustees of the Trust has approved determining the current market value of securities with one year or less remaining to maturity on a spread basis which will be employed in conjunction with the periodic use of market quotations. Under the spread process, the Adviser determines in good faith the current market value of these portfolio securities by comparing their quality, maturity and liquidity characteristics to those of United States Treasury bills.


                           THE FUNDS AND THEIR SHARES

      Each Fund is an investment series of the Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each Fund. Each share of a Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets available for distribution.


      Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any Fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this SAI, the Trustees do not have any plan to establish multiple classes of shares for the Funds. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each Fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this SAI, the Fixed Income Fund , Diversified Income Fund and Short-Term Asset Reserve Fund invest all of their investible assets in other open-end investment companies.


      All Fund shares have equal rights with regard to voting, and shareholders of a Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

      Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.


      Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to a Portfolio, the Trust will hold a meeting of the associated Fund's shareholders and will cast its vote proportionately as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, a Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in a Portfolio, and that is not required to be voted on by shareholders of the associated Fund, would nonetheless be voted on by the Trustees of the Trust.

                       THE PORTFOLIOS AND THEIR INVESTORS

      Each Portfolio is a series of Standish, Ayer & Wood Master Portfolio, a trust which, like the Trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.

      Interests in a Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the Prospectus. A Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. A Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolios continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in a Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires a Portfolio to assist its holders in calling such a meeting. Upon liquidation of a Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders. Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.


                                    TAXATION


      Each series of the Trust, including each Fund, is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected or intends to elect to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing and other requirements of the Code.

      Each Portfolio is treated as a partnership for federal income tax purposes. As such, a Portfolio is not subject to federal income taxation. Instead, the corresponding Fund must take into account, in computing its federal income tax liability (if any), its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because the Fixed Income Fund , Diversified Income Fund and Short- Term Asset Reserve Fund invest their assets in the Fixed Income Portfolio, Diversified Income Portfolio and Short-Term Asset Reserve Portfolio, respectively, each Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the corresponding Fund to satisfy them. Each Portfolio will allocate at least annually among its investors, including the corresponding Fund, each investor's distributive share of that Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Each Portfolio will make allocations to the corresponding Fund in a manner intended to comply with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the corresponding Fund to satisfy the tax distribution requirements that apply to it and that must be satisfied in order for the Fund to avoid Federal income and/or excise tax . For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fixed Income Fund, Diversified Income Fund and Short- Term Asset Reserve Fund each will be deemed (i) to own its proportionate share of each of the assets of the corresponding Portfolio and
(ii) to be entitled to the gross income of the corresponding Portfolio attributable to such share.

      Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Funds during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.


      Each Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Funds qualify as regulated investment companies under the applicable provisions of federal law incorporated in Massachusetts law, they will also not be required to pay any Massachusetts income tax.

      Each Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund . The Short-Term Asset Reserve Fund has accumulated capital loss carryforwards in the amounts of $3,071,161, $1,512,610, $5,263,400, $568,968 , $277,757 and $381,998 which expire on December 31 of 2000, 2001,
2002, 2003, 2004 and 2005, respectively. The Controlled Maturity Fund has accumulated capital loss carryforwards in the amounts of$10,860 and $88,604 which expire on December 31 of 2004 and 2005, respectively. The Securitized Fund has accumulated capital loss carryforwards in the amounts of $1,636,907 and $234,501 which expire on December 31 of 2002 and 2004, respectively.

      If a Fund or a Portfolio invests in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if a Fund elects to include market discount in income currently), the Fund or the Portfolio must accrue income on such investments prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net income, including its distributive share of such income accrued by the corresponding Portfolio, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, a Fund or Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to allow satisfaction of the distribution requirements.

      Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's or a Portfolio's ability to enter into futures, options or currency forward transactions. Only the Fixed Income Portfolio, Diversified Income Portfolio and Securitized Fund may engage in currency forward transactions.

      Certain options, futures or currency forward transactions undertaken by a Fund or Portfolio may cause the Fund or Portfolio to recognize gains or losses from marking to market even though the Fund's or Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and timing of some capital gains and losses realized by a Fund or realized by a Portfolio and allocable to the corresponding Fund. Additionally, a Fund or Portfolio may be required to recognize gain if an option, future, forward contract, short sale, swap or other Strategic Transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund or Portfolio under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed by a Fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures or forward contracts and/or offsetting or successor positions may be deferred rather than being taken into account currently in calculating the Funds' taxable income or gain. Certain of the applicable tax rules may be modified if a Fund or a Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. Each Fund will take into account the special tax rules applicable to options, futures , forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

      The Federal income tax rules applicable to certain structured or hybrid securities, dollar rolls, currency swaps, and interest rate swaps, caps, floors and collars are unclear in certain respects, and a Fund or Portfolio will account for these instruments in a manner that is intended to allow the Funds to continue to qualify as regulated investment companies. Due to possible unfavorable consequences under present tax law, each Fund and Portfolio does not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the Funds or the Portfolios may acquire "regular" interests in REMICs.

      Foreign exchange gains and losses realized by the Fixed Income Portfolio , Diversified Income Portfolio and Securitized Fund in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of Fund distributions to shareholders. In some cases, elections may be available that would alter this treatment. Any such transactions that are not directly related to the Fixed Income Portfolio, Diversified Income Portfolio or Securitized Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, could under future Treasury regulations produce income not among the types of "qualifying income" from which each Fund must derive at least 90% of its gross income for its taxable year.

      In some countries, restrictions on repatriation may make it difficult or impossible for a Fund or Portfolio to obtain cash corresponding to its earnings from such countries, which may cause a Fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

      The Fixed Income Portfolio, Diversified Income Portfolio or Securitized Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in the Fixed Income Fund , Diversified Income Fund or Securitized Fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable Fund's total assets (in the case of a Fund that invests in a Portfolio, taking into account its allocable share of the Portfolio's assets) at the close of any taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service. Because the investments of the Fixed Income Portfolio and Securitized Fund are such that each Fund expects that it will not meet this 50% requirement, shareholders of each Fund generally will not directly take into account the foreign taxes, if any, paid by the Fixed Income Portfolio and allocable to the Fixed Income Fund or paid by the Securitized Fund, and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts each Fund would otherwise have available to distribute.

      Taking into account its share of the investments of the Diversified Income Portfolio, the Diversified Income Fund may meet the 50% threshold referred to in the previous paragraph for a year and, if it does, may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of qualified foreign taxes paid by the Portfolio and allocated to the Fund even though not actually received by them and (ii) treat such respective pro rata portions as foreign taxes paid by them.

      If the Diversified Income Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable holding period requirements and other limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Diversified Income Portfolio, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Diversified Income Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Diversified Income Fund files the election described above, its shareholders will be notified of the amount of
(i) each shareholder's pro rata share of qualified foreign taxes paid by the Portfolio and (ii) the portion of Fund dividends which represents income from each foreign country.

      If the Fixed Income Portfolio, Diversified Income Portfolio or Securitized Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fixed Income , Securitized and Diversified Income Funds could be subject to Federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. They would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require them to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fixed Income Portfolio, Diversified Income Portfolio and Securitized Fund may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each Fund's tax liability or maximize its return from these investments.

      Investment in debt obligations by the Fixed Income Portfolio and Diversified Income Portfolio that are at risk of or in default presents special tax issues for the applicable Fund. Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Portfolio, in the event that it holds such obligations, in order to reduce the risk of the corresponding Fund, or any other RIC investing in the Portfolio, distributing insufficient income to preserve its status as a RIC or becoming subject to Federal income or excise tax.

      Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Funds' Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "1997 TRA") on August 5, 1997, gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the 1997 TRA that (subject to possible modification by future "technical corrections" legislation) enables each Fund to pass through to its shareholders the benefits of the capital gains tax rates enacted in the 1997 TRA. Each Fund will provide appropriate information to its shareholders about the tax rate(s) applicable to its distributions from its long-term capital gains in accordance with this and any future guidance. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances.

      A Fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction, subject to certain holding period requirements and limitations on debt financing under the Code, only to the extent a Fund earned dividend income (or, in the case of a Standish Feeder Fund, was allocated dividend income of the applicable Portfolio) from stock investments in U.S. domestic corporations. The Funds and the Portfolios are permitted to acquire preferred stocks of U.S. domestic corporations, and it is therefore possible that a portion of a Fund's distributions, from the dividends attributable to such preferred stocks, may qualify for the dividends received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.

      At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's portfolio (or share of the Portfolio's portfolio in the case of the Standish Feeder Funds). Consequently, subsequent distributions by a Fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

      Upon a redemption or other disposition of shares of a Fund in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands . Any loss realized on a redemption or other disposition may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion. Also, future Treasury Department regulations, announcements or other guidance issued to implement the 1997 TRA may contain rules for determining different tax rates applicable to sales of Fund shares held for more than one year, more than 18 months, and (for certain sales after the year 2000 or the year 2005) more than five years. Those regulations may also modify some of the provisions described above.


      Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.


      The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of any Standish Feeder Fund's indirect ownership (through the corresponding Portfolio) of any such obligations, as well as the Federal, and any other state or local, tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances. Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax adviser regarding such treatment and the application of foreign taxes to an investment in the Fund.


                             ADDITIONAL INFORMATION


      The Prospectus and this SAI omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission or by accessing the SEC's Web site at http://www.sec.gov.


                        EXPERTS AND FINANCIAL STATEMENTS


      Except as noted in the next sentence, each Fund's financial statements contained in the 1997 Annual Reports of the Funds have been audited by Coopers & Lybrand L.L.P., independent accountants, and are incorporated by reference into this SAI. Financial highlights of the Fixed Income Fund, Securitized Fund and Short-Term Asset Reserve Fund for periods from commencement of operations through December 31, 1992 were audited by other auditors. The Portfolios' financial statements contained in the Fixed Income Fund's and Diversified Income Fund's 1997 Annual Report have been audited by Coopers & Lybrand, P.O. Box 219, Grand Cayman, Grand Cayman Islands, BWI, an affiliate of Coopers & Lybrand L.L.P.

      The financial statements for the year ended December 31, 1997 are incorporated by reference from the 1997 Annual Reports, which were previously sent to shareholders and were filed with the SEC on March 9, 1998, 1940 Act File No. 811-04813.

                                    APPENDIX

                         MOODY'S RATINGS DEFINITIONS FOR
                         CORPORATE BONDS AND SOVEREIGN,
                            SUBNATIONAL AND SOVEREIGN
                                 RELATED ISSUES

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


      B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                            STANDARD & POOR'S RATINGS
                                   DEFINITIONS

      AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


      AA- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB - Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


      B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                                STANDARD & POOR'S
                        CHARACTERISTICS OF SOVEREIGN DEBT
                              OF FOREIGN COUNTRIES


      AAA - Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances

      Key players in the global trade and financial system:


      -     Prosperous and resilient economies, high per capita incomes
      -     Low fiscal deficits and government debt, low inflation
      -     Low external debt.


      AA - Stable, predictable governments with demonstrated track record of responding to changing economic and political circumstances


      -     tightly integrated into global trade and financial system
      -     Differ from AAAs only to a small degree because:
      - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks)
      -     More variable fiscal deficits, government debt and inflation
      -     Moderate to high external debt.


      A - Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change


      - Established trend of integration into global trade and financial system
      - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks), but
      -     Usually rapid growth in output and per capita incomes
      - Manageable through variable fiscal deficits, government debt and inflation
      -     Usually low but variable debt
      - Integration into global trade and financial system growing but untested
      - Low to moderate income developing economies but variable performance and quite vulnerable to adverse external influences
      -     Variable to high fiscal deficits, government debt and inflation
      - Very high and variable debt, often graduates of Brady plan but track record not well established.


      BBB - Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change


      - Integration into global trade and financial system growing but untested
      - Economies less prosperous and often more vulnerable to adverse external influences
      -     Variable to high fiscal deficits, government debt and inflation
      -     High and variable external debt.

      BB - Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change


      - Integration into global trade and financial system growing but untested
      - Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences
      -     Variable to high fiscal deficits, government debt and inflation
      - Very high and variable debt, often graduates of Brady Plan but track record not well established

      In the case of sovereign, subnational and sovereign related issuers, a Fund uses the foreign currency or domestic (local) currency rating depending upon how a security in the portfolio is denominated. In the case where a Fund holds a security denominated in a domestic (local) currency and one of the rating services does not provide a domestic (local) currency rating for the issuer, the Fund will use the foreign currency rating for the issuer; in the case where a Fund holds a security denominated in a foreign currency and one of the rating services does not provide a foreign currency rating for the issuer, the Fund will treat the security as being unrated.


                          DESCRIPTION OF DUFF & PHELPS
                         RATINGS FOR CORPORATE BONDS AND
                         FOR SOVEREIGN, SUBNATIONAL AND
                            SOVEREIGN RELATED ISSUERS

      AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

      BBB - Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

      BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.


      B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating guide.

                            FITCH IBCA INTERNATIONAL
                             LONG-TERM CREDIT RATING
                                   DEFINITIONS


      AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


      AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

      A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB - Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      BB - Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

      B - Bonds are considered highly speculative. The obligor's ability to pay interest and repay principal are currently being met, but a limited margin safety remains. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                        FITCH IBAC LONG-TERM RATINGS FOR
                                 NATIONAL ISSUES


      AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

      AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

      A - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

      BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.


      BB - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Within the context of the country, these obligations are speculative to some degree and capacity for timely repayment remains susceptible over time to adverse changes in business, financial or economic conditions.

      B - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions and these obligations are more speculative than those in higher rated categories.

mccain/105061.100/fixed98/fixsai8.wpf

The Standish
Group of
Global Fixed
Income Funds

Standish International
Fixed Income Fund

Standish Global Fixed
Income Fund

Standish Diversified
Income Fund

                           [LOGO] Standish Funds(SM)

                                   Prospectus
                                   ----------

                                                                  April 30, 1998

Standish Group of Global Fixed Income Funds
--------------------------------------------------------------------------------

  The Standish Group of Global Fixed Income Funds includes the Standish International Fixed Income Fund, Standish Global Fixed Income Fund and Standish Diversified Income Fund. Each Fund is organized as separate investment series of the Standish, Ayer & Wood Investment Trust, an open end investment company (the "Trust"). The Diversified Income Fund is a diversified mutual fund and the Global Fixed Income Fund and International Fixed Income Fund are non-diversified mutual funds. The Global Fixed Income Fund and Diversified Income Fund invest exclusively in the Standish Global Fixed Income Portfolio and Standish Diversified Income Portfolio, respectively, each an open end investment company. Standish International Management Company, L.P. ("SIMCO"), Boston, Massachusetts is the investment adviser to the Portfolios and the International Fixed Income Fund.

  Prospective investors can obtain more information about the Funds, including an application and Investor Guide, by calling Standish Fund Distributors, L.P. at (800) 729-0066, or by visiting our Website at www.standishfunds.com.

  The primary investment management and research focus of SIMCO is at the security and industry/sector level. SIMCO seeks to add value to each Fund's portfolio by selecting undervalued investments, rather than by varying the average maturity of a Fund's portfolio to reflect interest rate forecasts. SIMCO utilizes fundamental credit and sector valuation techniques to evaluate what it considers to be less efficient markets and sectors of the fixed income marketplace in an attempt to select securities with the potential for the highest return. SIMCO emphasizes intermediate term economic fundamentals relating to foreign countries and emerging markets, rather than focusing on day-to-day fluctuations in a particular currency or in the fixed income markets. SIMCO serves as the international research and investment arm of Standish, Ayer & Wood, Inc. ("Standish") for both debt and equity securities in all countries outside of the United States. Standish has been providing investment counseling to mutual funds, other institutional investors and high net worth individuals for more than sixty years. Standish offers a broad array of investment services that includes U.S., international and global management of fixed income and equity securities for mutual funds and separate accounts. Privately held by twenty-four employee/directors and headquartered in Boston, Massachusetts, the firm employs over eighty investment professionals with a total staff of more than two hundred.

  This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. Additional information has been filed with the Securities and Exchange Commission ("SEC") in a Statement of Additional Information ("SAI") dated April 30, 1998, as amended or supplemented from time to time. The SAI is incorporated by reference into this Prospectus and is available without charge upon request from (800) 729-0066. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI and other information regarding the Funds and the Portfolios.

  Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. An investment in shares of the Funds involves investment risks, including possible loss of principal.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  Shares of the Funds are not available for sale in every state. This Prospectus is not intended to be an offer to sell shares, nor may an offer to purchase shares be accepted from investors, in those states where shares of the Funds may not legally be sold. Contact Standish Fund Distributors to determine whether the Funds are available for sale in your state.


Standish Group of Global Fixed Income Funds         2            April 30, 1998

Table of Contents

--------------------------------------------------------------------------------

Fund Comparison Highlights..........................................4
Expense Information.................................................5
Financial Highlights................................................6
Investment Objectives and Policies..................................9
Investment Strategy.................................................9
    The International Fixed Income Fund............................10
    The Global Fixed Income Fund...................................10
    The Diversified Income Fund....................................10
Description of Securities and Related Risks........................11
    General Risks..................................................11
    Specific Risks.................................................12
Investment Techniques and Related Risks............................16
Information about the Master-Feeder Structure......................18
Calculation of Performance Data....................................18
Dividends and Distributions........................................19
Purchase of Shares.................................................19
Net Asset Value....................................................19
Exchange of Shares.................................................20
Redemption of Shares...............................................20
Management.........................................................21
Federal Income Taxes...............................................23
The Funds and Their Shares.........................................23
Custodian, Transfer Agent and Dividend Disbursing Agent............23
Independent Accountants............................................23
Legal Counsel......................................................24
Tax Certification Instructions.....................................24


Standish Group of Global Fixed Income Funds         3            April 30, 1998

Fund Comparison Highlights
--------------------------------------------------------------------------------

  The following table highlights information contained in this Prospectus and is qualified in its entirety by the more detailed information that follows. For a complete description of each Fund's distinct investment objective and policies, see "Investment Objectives and Policies," "Description of Securities and Related Risks" and "Investment Techniques and Related Risks." There can be no assurance that a Fund's investment objective will be achieved.

                   International Fixed                                 Diversified Income
                       Income Fund        Global Fixed Income Fund            Fund
-----------------------------------------------------------------------------------------

Investment        Maximize total return  Maximize total return       Maximize total
Objective         while realizing a      while realizing a market    return, consisting
                  market level of        level of income consistent  primarily of a high
                  income consistent      with preserving principal   level of income
                  with preserving        and liquidity
                  principal and
                  liquidity

Foreign           Under normal market    Under normal market         Yes; no more than 15%
Securities        conditions, 65% or     conditions, 65% or more of  of total assets in
Selected          more of total assets   total assets in fixed       any one developed
                  in fixed income        income securities of        country (except U.S.)
                  securities of issuers  issuers located in at       and no more than 7%
                  located in at least    least three countries,      of total assets in
                  three countries,       including the U.S.          any one emerging
                  excluding the U.S.                                 market country

U.S.              Generally will not     Generally will consider     Will consider fixed
Securities        consider fixed income  fixed income securities of  income securities of
Selected          securities of U.S.     U.S. issuers in its         U.S. issuers in its
                  issuers in its         investment strategy         investment strategy
                  investment strategy

Intended          No fewer than five     No fewer than three         No fewer than three
Country           different countries    different countries         different countries
Diversification

Currency          Will hedge currencies  Will hedge currencies to    Will hedge currencies
Strategy          to seek to protect     seek to protect the U.S.    to seek to protect
                  the U.S. dollar value  dollar value of the Fund's  the U.S. dollar value
                  of the Fund's assets   assets                      of the Fund's assets;
                                                                     at least 80% of total
                                                                     assets are
                                                                     denominated in or
                                                                     hedged to the U.S.
                                                                     dollar

Below             Yes, up to 10% of      Yes, up to 15% of total     Yes, up to 65% of
Investment        total assets in below  assets in below investment  total assets in below
Grade             investment grade       grade securities            investment grade
                  securities                                         securities

Average           Aa/AA                  In range of AA/Aa to A/A    Ba/BB
Portfolio
Quality

Benchmark         J.P. Morgan Non-U.S.   J.P. Morgan Global          Lehman Brothers
                  Government Bond Index  Government Bond Index       Aggregate Bond Index
                  (Hedged) and Lehman    (Hedged)
                  Brothers Aggregate
                  Bond Index


Standish Group of Global Fixed Income Funds         4            April 30, 1998

Expense Information
--------------------------------------------------------------------------------

  Total operating expenses are based on expenses for each Fund's fiscal year ended December 31, 1997. Total operating expenses for the Global Fixed Income Fund include expenses of the Fund and the Standish Global Fixed Income Portfolio and for the Diversified Income Fund include expenses of the Fund and the Diversified Income Portfolio. The Trust's Trustees believe that the total operating expenses of the Global Fixed Income Fund are approximately equal to or less than what would be the case if the Fund did not invest all of its investable assets in the Global Fixed Income Portfolio.

                                                       International       Global Fixed       Diversified
                                                     Fixed Income Fund     Income Fund        Income Fund
Shareholder Transaction Expenses
   Maximum Sales Load Imposed on Purchases                None                None               None
   Maximum Sales Load Imposed on Reinvested
   Dividends                                              None                None               None
   Deferred Sales Load                                    None                None               None
   Redemption Fees                                        None                None               None
Annual Operating Expenses
(as a percentage of average net assets)
   Management Fees (after applicable limitation)          0.40%              0.39%*             0.00%*
   12b-1 Fees                                             None                None               None
   Other Expenses (after applicable expense
   limitation)+                                           0.13%              0.26%*             0.00%*
                                                    ------------------  -----------------  -----------------
   Total Operating Expenses (after applicable
   expense limitation)                                    0.53%              0.65%*             0.00%*
                                                    ==================  =================  =================

* SIMCO has voluntarily and temporarily agreed to limit certain expenses of the Global Fixed Income Fund and Diversified Income Fund. In the absence of such agreements, the Management Fees, Other Expenses and Total Operating Expenses (as a percentage of average net assets) for the fiscal year ended December 31, 1997 would have been: Global Fixed Income Fund 0.40%, 0.26%, and 0.66%; and Diversified Income Fund 0.50%, 1.46%, and 1.96%. SIMCO may revise or terminate these agreements at any time although it has no current intention to do so.
 + Other expenses include custodian and transfer agent fees, registration costs, payments for insurance, and audit and legal services

Example

Hypothetically assume that each Fund's annual return is 5% and that its total operating expenses are exactly as described. For every $1,000 invested, an investor would have paid the followihg expenses if an account were closed after the number of years indicated:

                             International       Global Fixed        Diversified
                           Fixed Income Fund     Income Fund         Income Fund
After 1 Year                       $5                 $7                 $0
After 3 Years                      17                 21                  0
After 5 Years                      30                 36                  0
After 10 Years                     67                 81                  0

  The purpose of the table is to assist investors in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be more or less than those shown. See "Management" for additional information about each Fund's expenses.


Standish Group of Global Fixed Income Funds         5            April 30, 1998

Financial Highlights
--------------------------------------------------------------------------------

  The financial highlights for periods after 1992 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose reports, together with the Financial Statements of the Funds, are incorporated into the Statement of Additional Information. Financial highlights for prior periods were audited by other independent accountants. The Funds' annual reports, which contain additional information about Fund performance, may be obtained from Standish Fund Distributors without charge.

International Fixed Income Fund                                               Year Ended December 31,

                                                    1997(1)          1996(1)           1995           1994           1993

Net asset value - beginning of period                 $23.25           $23.21           $21.30         $24.22         $21.20
                                                  ----------       ----------       ----------     ----------     ----------
Income from investment operations
   Net investment income                               $1.54            $1.72            $1.96          $1.71          $2.03
   Net realized and unrealized gain
   (loss) on Investments                                1.16             1.73             1.84          (3.93)          2.90
                                                  ----------       ----------       ----------     ----------     ----------
   Total from investment operations                    $2.70            $3.45            $3.80         ($2.22)         $4.93
                                                  ----------       ----------       ----------     ----------     ----------
Less distributions declared
to shareholders
   From net investment income                         ($2.86)          ($2.64)          ($1.89)        ($0.20)        ($1.53)
   From realized gain                                  (0.28)           (0.77)              --             --          (0.26)
   In excess of net realized gain                         --               --               --             --             --
   In excess of net investment income                     --               --               --             --          (0.12)
   Tax return of capital                                  --               --               --          (0.50)            --
                                                  ----------       ----------       ----------     ----------     ----------
   Total distributions declared to shareholders       ($3.14)          ($3.41)          ($1.89)        ($0.70)        ($1.91)
                                                  ----------       ----------       ----------     ----------     ----------

   Net asset value - end of period                    $22.81           $23.25           $23.21         $21.30         $24.22
                                                  ==========       ==========       ==========     ==========     ==========

Total return(2)                                        11.86%           15.28%          18.13%          (9.22%)        23.77%
Ratios (to average daily net assets)/
Supplemental Data
   Net assets at end of period (000's omitted)    $1,172,695         $840,133         $803,537     $1,069,416     $1,131,201
   Expenses                                             0.53%            0.53%            0.51%          0.51%          0.51%
   Net investment income                                6.37%            7.17%            8.09%          7.69%          7.53%

   Portfolio turnover                                    173%             226%             165%           158%            98%

International Fixed Income Fund

                                                      1992*          1991*+

Net asset value - beginning of period                  $22.05         $20.00
                                                   ----------     ----------
Income from investment operations
   Net investment income                                $2.01          $1.55
   Net realized and unrealized gain
   (loss) on Investments                                (0.25)          1.44
                                                   ----------     ----------
   Total from investment operations                     $1.76          $2.99
                                                   ----------     ----------
Less distributions declared
to shareholders
   From net investment income                          ($2.03)        ($0.04)
   From realized gain                                   (0.54)         (0.90)
   In excess of net realized gain                       (0.04)            --
   In excess of net investment income                      --             --
   Tax return of capital                                   --             --
                                                   ----------     ----------
   Total distributions declared to shareholders        ($2.61)        ($0.94)
                                                   ----------     ----------

   Net asset value - end of period                     $21.20         $22.05
                                                   ==========     ==========

Total return(2)                                          8.07%         15.11%t
Ratios (to average daily net assets)/
Supplemental Data
   Net assets at end of period (000's omitted)       $384,660        $72,697
   Expenses                                              0.59%          0.80%t
   Net investment income                                 8.37%          8.00%t

   Portfolio turnover                                     175%           319%

----------

 t  Computed on an annualized basis.
 *  Audited by other auditors.
 + For the period from January 2, 1991 (commencement of operations) to December 31, 1991.
(1) Computed based on average shares outstanding.
(2) The Fund's performance benchmarks are the J.P. Morgan Non-U.S. Government Bond Index (Hedged) and the Lehman Brothers Aggregate Bond Index. See "Calculation of Performance Data" for a description of these indices. The average annual total return of these indices for each year since the Fund's inception was as follows (this total return information is not audited):

                                                      1997     1996     1995    1994      1993     1992     1991
Total Return
   J.P. Morgan Non-U.S. Government Bond Index
   (Hedged)                                         11.32%   12.60%    18.23%  (5.07%)   13.90%    5.97%   10.90%
   Lehman Brothers Aggregate Bond Index              9.68%    3.61%    18.47%   2.92%     9.75%    7.40%   16.00%


Standish Group of Global Fixed Income Funds         6            April 30, 1998

Financial Highlights
--------------------------------------------------------------------------------

Global Fixed Income Fund                                                         Year Ended December 31,

                                                               1997           1996(4)          1995         1994+

Net asset value - beginning of period                          $20.09          $19.53          $17.99       $20.00
                                                             --------        --------        --------     --------
Income from investment operations
   Net investment income                                        $1.34*          $1.42           $1.59        $1.29*
   Net realized and unrealized gain (loss)                       0.96            1.05            1.60        (2.70)
                                                             --------        --------        --------     --------
   Total from investment operations                             $2.30           $2.47           $3.19       ($1.41)
Less distributions declared to shareholders
   Tax return of capital                                           --              --              --       ($0.60)
   From net realized gain on investments                        (0.02)             --              --           --
   From net investment income                                   (1.98)          (1.91)          (1.65)          --
                                                             --------        --------        --------     --------
   Total distributions declared to shareholders                ($2.00)         ($1.91)         ($1.65)      ($0.60)
                                                             --------        --------        --------     --------

   Net asset value - end of period                             $20.39          $20.09          $19.53       $17.99
                                                             ========        ========        ========     ========

Total return(5)                                                 11.68%          13.03%          18.13%       (7.06)%
Ratios (to average daily net assets)/Supplemental Data
   Net assets at end of period (000's omitted)               $255,762        $155,731        $137,899     $135,232
   Expenses(1)                                                   0.65%*          0.65%           0.62%        0.65%t*
   Net investment income                                         6.42%*          7.11%           7.69%        7.73%t*

   Portfolio turnover                                             176%(3)         184%(2)         163%         140%

----------

 * The Adviser voluntarily agreed not to impose a portion of its investment advisory fee. Had these actions not been taken, the net investment income per share and the ratios would have been:

        Net investment income per share                         $1.33              --              --        $1.27
        Ratios (to average daily net assets):
             Expenses                                            0.66%             --              --         0.73%t
              Net investment income                              6.41%             --              --         7.65%t

 t  Computed on an annualized basis.
 + For the period from January 3, 1994 (commencement of operations) to December 31, 1994.
(1) Includes the Fund's share of Standish Global Fixed Income Portfolio's allocated expenses for the period from May 3, 1996 to December 31, 1996.
(2) Represents the theoretical unaudited portfolio turnover rate of the Fund for the year ended December 31, 1996 had the Fund not contributed its assets to the Standish Global Fixed Income Portfolio on May 3, 1996. The portfolio turnover rate of the Fund for the period from January 1, 1996 to May 2, 1996 was 73%. The Portfolio turnover rate of the Standish Global Fixed Income Portfolio for the period from May 3, 1996 to December 31, 1996 was 111%.
(3) For periods after December 31, 1996, information is for the Standish Global Fixed Income Portfolio.
(4) Calculated based on average shares outstanding.
(5) The Fund's performance benchmark is the J.P. Morgan Global Index (Hedged). See "Calculation of Performance Data" for a description of this index. The average annual total return of this index for each year since the Fund's inception was as follows (the total return information was not audited):

                                              1997     1996      1995     1994
Total Return
   J.P. Morgan Global Government
   Bond Index (Hedged)                       10.87%    8.60%    17.89%   (4.05%)


Standish Group of Global Fixed Income Funds         7            April 30, 1998

Financial Highlights
--------------------------------------------------------------------------------

                                                                            For the period June 2, 1997
                                                                           (commencement of operations)
Diversified Income Fund                                                       to December 31, 1997(1)

Net asset value, beginning of period                                                  $ 20.00
                                                                                      --------
Income from operations:
   Net investment income*                                                                0.98
   Net realized and unrealized gain on investments                                       0.26
                                                                                      --------
Total from investment operations                                                         1.24
                                                                                      --------
Less distributions declared to shareholders:
   From net investment income                                                           (0.63)
   From net realized gain on investments                                                (0.10)
                                                                                      --------
   Total distributions                                                                  (0.73)
                                                                                      --------
   Net asset value, end of period                                                     $ 20.51
                                                                                      ========

Total return(4)                                                                          6.20%

Ratios (to average daily net assets)/Supplemental Data
   Net assets, end of period (000's omitted)                                          $27,398
   Expenses*(2)                                                                          0.00+
   Net investment income*                                                                8.07%+

   Portfolio Turnover(3)                                                                   25%

----------

*  For the period June 2, 1997 (commencement of operations) to December 31,
   1997, the Adviser voluntarily agreed not to impose its advisory fee on the Portfolio and reimbursed the Fund and the Portfolio for their operating expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

      Net investment income per share                                                 $  0.74
      Ratios (to average daily net assets):
         Expenses (2)                                                                    1.96%+
         Net investment income                                                           6.11%+

(1)  Calculated based on average shares outstanding.
(2) Includes the Fund's shares of Standish Diversified Income Portfolio's allocated expenses for the period from June 2, 1997 to December 31, 1997.
 +   Computed on an annualized basis.
(3) The portfolio turnover rate listed is for the Standish Diversified Income Portfolio. Because the Fund does not make investments directly in securities, the Fund does not have any portfolio turnover activity.
(4) The Fund's performance benchmark is the Lehman Brothers Aggregate Index. See "Calculation of Performance Data" for a description of the index. The average annual total return of this index for a portion of the initial year since inception was as follows (this total return information is not audited):

                                                                         1997
Total Return
   Lehman Brothers Aggregate Index                                       7.64%


Standish Group of Global Fixed Income Funds         8            April 30, 1998

Investment Objectives and Policies
--------------------------------------------------------------------------------

Investment Strategy

  The International Fixed Income Fund and Global Fixed Income Fund are actively managed non-diversified mutual funds consisting primarily of fixed income securities denominated in foreign currencies and the U.S. dollar. They are managed to maximize total return while realizing a market level of income consistent with preserving principal and liquidity. The Diversified Income Fund is an actively managed diversified mutual fund consisting primarily of income producing securities. The Diversified Income Fund is managed to maximize total return consisting primarily of a high level of income. The Global Fixed Income Fund and the Diversified Income Fund each invests all of its investable assets in a corresponding Portfolio. These Funds are sometimes referred to in this Prospectus as the Standish Feeder Funds. This structure, where one fund invests all of its investable assets in another investment company, is described below under the caption "Information About The Master-Feeder Structure."

  In pursuing each Fund's investment strategy, SIMCO seeks to add value to each Fund's portfolio by selecting undervalued investments, rather than by varying the average maturity of a Fund's portfolio to reflect interest rate forecasts. SIMCO utilizes fundamental credit and sector valuation techniques to evaluate what it considers to be less efficient markets and sectors of the fixed income marketplace in an attempt to select securities with the potential for the highest return. SIMCO emphasizes intermediate term economic fundamentals relating to foreign countries and emerging markets, rather than focusing on day-to-day fluctuations in a particular currency or in the fixed income markets.

  Securities. The Funds may invest in all types of fixed income securities including bonds, notes (including structured or hybrid notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee Dollar instruments, preferred stocks (including convertible preferred stock), listed and unlisted warrants and money market instruments (such as negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and commercial paper). These fixed income securities may be issued by foreign and U.S. companies, foreign and U.S. banks, foreign governments and their political subdivisions, the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises and supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development, and international banking institutions and related government agencies.

  Each Fund may purchase securities that pay interest on a fixed, variable, floating, inverse floating, contingent, in-kind or deferred basis. Each Fund may enter into repurchase agreements and forward dollar roll transactions, may purchase zero coupon and deferred payment securities, may buy securities on a when-issued or delayed delivery basis, may engage in short sales and may lend portfolio securities. Each Fund may purchase shares of other investment companies and real estate investment trusts ("REITs"). Each Fund may enter into various forward foreign currency exchange transactions and foreign currency futures transactions and utilize over-the-counter ("OTC") options to seek to manage the Fund's foreign currency exposure. Please refer to each Fund's specific investment objective and policies and "Description of Securities and Related Risks" for a more comprehensive list of permissible securities and investments.

  Credit Quality. The International Fixed Income Fund and Global Fixed Income Fund invest primarily in fixed income securities that are considered investment grade at the time of purchase. The Diversified Income Portfolio may invest significantly in fixed income securities considered below investment grade at the time of purchase. Investment grade securities are those that are rated at the time of purchase Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's), Duff & Phelps, Inc. ("Duff") or Fitch IBCA, Inc. ("Fitch"), or, if unrated, determined by SIMCO to be of comparable credit quality.

  Securities rated Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

  Fixed income securities rated Ba and below by Moody's or BB and below by Standard & Poor's, Duff or Fitch, or, if unrated, determined by SIMCO to be of comparable credit quality are considered below investment grade obligations. Below investment grade securities, commonly referred to as "junk bonds," carry a higher degree of risk than medium grade securities and are considered speculative by the rating agencies. To the extent a Fund invests in medium grade or below investment grade fixed income securities, SIMCO attempts to select those fixed income securities that have the potential for upgrade.

  If a security is rated differently by two or more rating agencies, SIMCO uses the highest rating to compute a Fund's credit quality and also to determine the security's rating category. In the case of unrated sovereign and subnational debt of foreign countries, SIMCO may take into account, but will not rely entirely on, ratings assigned to the issuers of such securities. If the rating of a security held by a Fund is downgraded below the minimum rating required for the particular Fund, SIMCO will determine whether to retain that security in the Fund's portfolio.

                                      * * *

  Each Fund's specific investment objective and policies are set forth below and will assist the investor in differentiating each Fund's unique characteristics. Because of the uncertainty


Standish Group of Global Fixed Income Funds         9            April 30, 1998
inherent in all investments, no assurance can be given that a Fund will achieve its investment objective. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

The International Fixed Income Fund

  Investment Objective. The Fund's investment objective is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity.

  Securities. Under normal market conditions, the Fund invests at least 65% of its total assets in fixed income securities of foreign governments or their political subdivisions and companies located in foreign countries.

  Country Selection. Under normal market conditions, the Fund's assets are invested in securities of issuers located in at least five countries, not including the United States. The Fund may invest a substantial portion of its assets in one or more of those five countries. The Fund may also invest up to 10% of its total assets in emerging markets generally and may invest up to 3% of its total assets in any one emerging market.

  Credit Quality. The Fund invests primarily in investment grade fixed income securities. The Fund may, however, invest up to 10% of its total assets in securities rated Ba or below by Moody's or BB or below by Standard and Poor's, Duff, Fitch or IBCA, or, if not rated, judged by SIMCO to be of equivalent credit quality. The average dollar-weighted credit quality of the Fund's portfolio is expected to be Aa according to Moody's or AA according to Standard & Poor's, Duff, Fitch or IBCA.

The Global Fixed Income Fund

  The investment objective and characteristics of the Global Fixed Income Fund correspond directly to those of the Standish Global Fixed Income Portfolio in which the Fund invests all of its investable assets. The following discusses the investment objectives and policies of the Portfolio.

  Investment Objective. The Portfolio's investment objective is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity.

  Securities. Under normal market conditions, the Portfolio invests at least 65% of its total assets in fixed income securities of foreign governments or their political subdivisions and companies located in countries around the world, including the United States.

  Country Selection. Under normal market conditions, the Portfolio's assets are invested in securities of issuers located in at least three different countries, one of which may be the United States. The Portfolio intends, however, to invest in no fewer than eight foreign countries. The Portfolio may invest a substantial portion of its assets in one or more of those eight countries. The Portfolio may also invest up to 10% of its total assets in emerging markets generally and may invest up to 3% of its total assets in any one emerging market.

  Credit Quality. The Portfolio invests primarily in investment grade fixed income securities. The Portfolio may, however, invest up to 15% of its total assets in securities rated Ba or below by Moody's or BB or below by Standard and Poor's, Duff, Fitch or IBCA or, if not rated, judged by SIMCO to be of equivalent credit quality. The average dollar-weighted credit quality of the Portfolio's portfolio is expected to be in a range of Aa to A according to Moody's or AA to A according to Standard & Poor's, Duff, Fitch or IBCA.

The Diversified Income Fund

  The investment objective and characteristics of the Diversified Income Fund correspond directly to those of the Standish Diversified Income Portfolio in which the Fund invests all of its investable assets. The following is a discussion of the investment objectives and policies of the Diversified Income Portfolio.

  Investment Objective. The Portfolio's investment objective is to maximize total return, consisting primarily of a high level of income. The Portfolio seeks to achieve its objective by investing in the following three market sectors: U.S. domestic, high yield, and international and emerging markets.

  Securities. Under normal market conditions, the Portfolio invests at least 80% of its net assets in income producing securities. Income producing securities include all types of fixed income securities as well as tax-exempt securities. The Portfolio may also invest up to 10% of its total assets in common stock.

  Country Selection. Although there is no limit on the number of countries in which issuers of the Portfolio's investments are located, the Portfolio intends to invest in no fewer than three different countries, including the United States. The Portfolio limits its investments in securities of issuers located in any one developed country (excluding the U.S.) to 15% of its total assets and limits its investments in securities of issuers located in any one emerging market country to 7% of its total assets.

  Under normal market conditions, at least 80% of the Portfolio's total assets, adjusted to reflect the Portfolio's net currency exposure after giving effect to currency transactions and positions, are denominated in or hedged (including cross-hedged) to the U.S. dollar. It is expected that the Portfolio will employ currency management techniques to seek to manage its foreign currency exposure within this limit. These techniques include options, futures, options on futures, forward foreign currency exchange contracts and currency swaps.

  Credit Quality. Up to 65% of the Portfolio's total assets may be invested in securities rated, at the time of investment, below investment grade. Although the Portfolio does not generally invest insecurities that are in default, it may from time to time so invest up to 10% of its total assets, including in defaulted bank loans. Below investment grade securities, commonly referred to as "junk bonds," are considered speculative by the rating agencies and generally carry a higher degree of risk (greater price volatility and greater risk of loss of principal and interest) than higher rated securities. The average dollar-weighted credit quality of the Portfolio's portfolio is expected to be Ba according to Moody's or BB according to Standard & Poor's, Duff, Fitch or IBCA, but in no event will be lower than B2 according to Moody's or B according to Standard & Poors, Duff, Fitch or IBCA.


Standish Group of Global Fixed Income Funds        10            April 30, 1998

  Maturity. Under normal market conditions, the Portfolio's average dollar-weighted effective portfolio maturity will vary from five to thirteen years.

Description of Securities and Related Risks

  For purposes of the discussion in this section and the "Investment Techniques and Related Risks" section of this Prospectus, the use of the term "Funds" also refers to the Global Fixed Income Portfolio and Diversified Income Portfolio, unless otherwise noted.

General Risks

  Investments in the Funds involve certain risks. Each Fund invests primarily in the fixed income securities described above and is subject to risks associated with investments in such securities. These risks include interest rate risk, default risk and call and extension risk. The Funds are also subject to risks associated with direct investments in foreign securities and below investment grade fixed income securities.

  Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

  Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a Fund to sustain losses on such investments. A default could impact both interest and principal payments.

  Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yield securities.

  Investing in Foreign Securities. Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the exchange rate for the currency in which a Fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to enable the Fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

  Investing in Emerging Markets. Although each Fund invests primarily in securities of established issuers based in developed foreign countries, it may also invest in securities of issuers in emerging markets, including issuers in Asia, Eastern Europe, Latin and South America, the Mediterranean, Russia and Africa. The Funds may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries. Investing in securities of issuers in emerging markets involves exposure to significantly higher risk than investing in foreign countries with developed markets and may be considered speculative. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading and frequent limits on daily price movements, resulting in lack of liquidity and in price uncertainty; (iii) certain national policies which may restrict a Fund's investment opportunities, including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment in private property which may adversely affect a Fund's ability to retain ownership of its securities during periods of economic, social or political turmoil; and
(v) high rates of inflation and rapid fluctuations in interest rates that have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

  The economies of emerging market countries may be predominantly based on only a small number of industries or dependent on revenues from the sale of particular commodities


Standish Group of Global Fixed Income Funds        11             April 30, 1998
or on international aid or development assistance. As a result, these economies may be significantly more vulnerable to changes in local or global trade conditions, and may suffer from volatile or extreme fluctuations in currency exchange rates, inflation and deflation rates as well as debt burdens. Many emerging market countries have experienced and will continue to experience periods of rapid inflation, resulting in significant market uncertainty and sharp drops in the U.S. dollar value of the country's assets. The currencies of emerging market countries may also be devalued as a result of governmental action in addition to market factors. Recently, the economies of certain emerging market countries have experienced deflation which has diminished the demand for goods and services resulting in excess capacity in factories that were built upon the forecast of continuing strong demand for such goods and services. All of these risks may adversely affect the Fund's investments in emerging market countries. See the SAI for a further description of the risks associated with investing in emerging market countries.

  Currency Risks. The U.S. dollar value of foreign securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Fund's assets quoted in those currencies. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some emerging markets countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets may restrict the free conversion of their currencies into other currencies. Any devaluations in the currencies in which a Fund's securities are denominated may have a detrimental impact on the Fund's net asset value except to the extent such foreign currency exposure is subject to hedging transactions. Each Fund utilizes various investment strategies to seek to minimize the currency risks described above. These strategies include the use of currency transactions such as currency forward and futures contracts, cross currency forward and futures contracts, currency swaps and options and cross currency options on currencies or currency futures. Each Fund's use of currency transactions may exposure it to risks independent of its securities positions. See "Strategic Transactions" within the "Investment Techniques and Related Risks" section for a discussion of the risks associated with such strategies.

Specific Risks

  The following sections include descriptions of specific risks that are associated with a Fund's purchase of a particular type of security or the utilization of a specific investment technique.

  Corporate Debt Obligations. Each Fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and companies. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

  Sovereign Debt Obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

  A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

  Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.

  Obligations of Supranational Entities. Each Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.


Standish Group of Global Fixed Income Funds        12            April 30, 1998

  Eurodollar and Yankee Dollar Investments. Each Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. The Funds may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certbbbificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

  U.S. Government Securities. Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently ("STRIPs").

  Below Investment Grade Fixed Income Securities. The Diversified Income Portfolio, Global Fixed Income Portfolio and International Fixed Income Fund may invest up to 65%, 15% and 10%, respectively, of their total assets in non-investment grade securities. Non-investment grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the high yield markets generally and less secondary market liquidity.

  Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

  The market value of non-investment grade fixed income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund's ability to achieve its investment objective may depend to a greater extent on SIMCO's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic down turns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the high yield market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

  A holder's risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of debt securities of higher credit qualities because non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. The Diversified Income Portfolio may also invest in fixed income securities which are in default. Investment by the Diversified Income Portfolio in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Portfolio of its initial investment and any anticipated income or appreciation is uncertain.

  The secondary market for non-investment grade fixed income securities is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio. Changes in federal and


Standish Group of Global Fixed Income Funds        13            April 30, 1998
state laws and industry initiatives could adversely affect the secondary market for non-investment grade fixed income securities and the financial condition of issuers of these securities.

  Non-investment grade fixed income securities also present risks based on payment expectations. Such securities frequently contain call or redemption features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Similarly, to the extent that the Diversified Income Portfolio invests a significant part of its assets in non-investment grade securities, if the Fund experiences unexpected net withdrawals, it may be forced to sell its higher rated more liquid securities when it experiences unexpected net withdrawals. This could result in a decline in the overall credit quality of the Portfolio and increasing the exposure of the Portfolio to the risks of non-investment grade fixed income securities.

  Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Investments in non-investment grade and comparable unrated obligations will be more dependent on SIMCO's credit analysis than would be the case with investments in investment grade debt obligations. See the SAI for a detailed description of the ratings assigned to fixed income securities by Moody's, Standard & Poor's, Duff, Fitch and IBCA.

  For the fiscal year ended December 31, 1997, the Portfolios' and the International Equity Fund's investments, on a dollar weighted basis, calculated at the end of each month, had the following credit quality characteristics:

  Global Fixed Income Portfolio

  Investments                                           Percentage
  U.S. Government Securities                               19.5%
  U.S. Government Agency Securities                        10.0%
  Corporate Bonds:
      Aaa or AAA                                           29.1%
      Aa or AA                                              9.4%
      A                                                     8.1%
      Baa or BBB                                           12.0%
      Ba or BB                                              7.8%
      B                                                     4.1%
      Below B                                               0.0%
                                                          ------
                                                          100.0%

  International Fixed Income Fund

  Investments                                           Percentage
  U.S. Government Securities                               14.3%
  U.S. Government Agency Securities                         6.5%
  Corporate Bonds:
      Aaa or AAA                                           40.2%
      Aa or AA                                             18.2%
      A                                                     6.5%
      Baa or BBB                                            7.8%
      Ba or BB                                              2.6%
      B                                                     3.9%
      Below B                                               0.0%
                                                          ------
                                                          100.0%

  Diversified Income Portfolio

  Investments                                           Percentage
  U.S. Government Securities                               9.49%
  U.S. Government Agency Securities                        7.78%
  Corporate Bonds:
      Aaa or AAA                                           0.95%
      Aa or AA                                             0.72%
      A                                                    1.02%
      Baa or BBB                                          11.29%
      Ba or BB                                            39.97%
      B                                                   25.53%
      Below B                                              3.25%
                                                         -------
                                                         100.00%

  Mortgage-Backed Securities. Each Fund may invest in privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by foreign entities or the U.S. Government or any of its agencies, instrumentalities or sponsored enterprises. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgages whenever they choose. Therefore, mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities, increase a Fund's exposure to rising interest rates and prevent a Fund from taking advantage of such higher yields.

  Asset-Backed Securities. Each Fund may invest in asset-backed securities issued by foreign or U.S. entities. The principal and interest payments on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to


Standish Group of Global Fixed Income Funds        14            April 30, 1998
certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Like mortgage-backed securities, asset-backed securities are subject to more rapid prepayment of principal than indicated by their stated maturity which may greatly increase price and yield volatility. Asset- backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

  Convertible Securities. Each Fund may invest in convertible securities consisting of bonds, notes, debentures and preferred stocks. Convertible debt securities and preferred stock acquired by a Fund entitle the Fund to exchange such instruments for common stock of the issuer at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities.

  Zero Coupon and Deferred Payment Securities. Each Fund may invest in zero coupon and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. A Fund is required to accrue income with respect to these securities prior to the receipt of cash payments. Because a Fund will distribute this accrued income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon and deferred payment securities may be subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

  Structured or Hybrid Notes. Each Fund may invest in structured or hybrid notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark asset while fixing the maximum loss that it may experience in the event that the security does not perform as expected. Depending on the terms of the note, a Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

  Warrants. Each Fund may purchase warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration dates.

  Inverse Floating Rate Securities. Each Fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

  Tax Exempt Securities. Each Fund is managed without regard to potential tax consequences. If SIMCO believes that tax-exempt securities will provide competitive returns, the Diversified Income Portfolio may invest up to 10% of its total assets in tax-exempt securities. Distributions of interest earned from these investments will be taxable.

  Common Stocks. The Diversified Income Portfolio may invest up to 10% of its total assets in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

  Investments in Other Investment Companies. Each Fund is permitted to invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. Because certain emerging markets are closed to investment by foreigners, a Fund may invest in issuers in those markets primarily through specifically authorized investment funds. In addition, a Fund may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, World Equity Benchmark Series ("WEBS") are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

  Real Estate Investment Trusts. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Code.


Standish Group of Global Fixed Income Funds        15            April 30, 1998

Investment Techniques and Related Risks

  Strategic Transactions. Each Fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific fixed income market movements), to manage the effective maturity or duration of fixed income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing its investment objective, each Fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and, enter into currency transactions such as forward foreign currency exchange contracts, cross-currency contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations, to seek to protect a Fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved.

  The ability of a Fund to utilize Strategic Transactions successfully will depend on SIMCO's ability to predict pertinent market, currency exchange rate and interest rate movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Funds' activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent SIMCO's view as to certain market, interest rate or currency movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

  The use of options and futures transactions entails certain other risks. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase a Fund's portfolio turnover rate and associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Losses resulting from the use of Strategic Transactions could reduce a Fund's net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Although the use of futures and options transactions for hedging and managing effective maturity and duration should tend to minimize the risk of loss due to a decline in the value of the position, at the same time, such transactions can limit any potential gain which might result from an increase in value of such position. The loss incurred by a Fund in writing options and entering into futures transactions is potentially unlimited.

  The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

  Each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to no more than 3% of net assets. In calculating each Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related position. See the SAI for further information regarding the use of Strategic Transactions.

  When-Issued and Delayed Delivery Securities. The International Fixed Income Fund and Global Fixed Income Portfolio may invest up to 25% of their total assets in when-issued and delayed delivery securities. The Diversified Income Portfolio places no limit on investments in when- issued or delayed delivery securities. Although a Fund will generally purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the Funds may dispose of these securities prior to settlement, if SIMCO deems it appropriate to do so. The payment obligation and interest rate on these securities is fixed at the time a Fund enters into the commitment, but no income will accrue to the Fund until they are delivered and paid for. Unless a Fund has entered into an offsetting agreement to sell the securities, cash or liquid assets equal to the amount of the Fund's commitment must be segregated to secure the Fund's obligation and to partially offset the leverage inherent in these securities. The market value of the securities when they are delivered may be less than the amount paid by the Fund.


Standish Group of Global Fixed Income Funds        16            April 30, 1998

  Portfolio Diversification and Concentration. The International Fixed Income Fund and Global Fixed Income Portfolio are non-diversified which means that they may, with respect to up to 50% of their total assets, invest more than 5% of their total assets in the securities of a single issuer. Investing a significant amount of a Fund's assets in the securities of a small number of foreign issuers will cause the Fund's net asset value to be more sensitive to events affecting those issuers. Neither the Funds nor the Diversified Income Portfolio will concentrate (invest 25% or more of their total assets) in the securities of issuers in any one industry. For purposes of this limitation, the staff of the SEC considers (a) all supranational organizations as a group to be a single industry and (b) each foreign government and its political subdivisions to be a single industry.

  Repurchase Agreements. The International Fixed Income Fund and Global Fixed Income Portfolio may invest up to 25% of net assets in repurchase agreements. The Diversified Income Portfolio places no limit on investments in repurchase agreements. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a Fund will always be fully collateralized as to principal and interest by U.S. Government securities and money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by SIMCO.

  Forward Roll Transactions. To seek to enhance current income, the Global Fixed Income Portfolio and International Fixed Income Fund may invest up to 5% and 10%, respectively, of their total assets in forward roll transactions involving mortgage-backed securities. The Diversified Income Portfolio places no limit on investments in forward roll transactions involving mortgage-backed securities. In a forward roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage- backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the Fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time that a Fund enters into a forward roll transaction, it will place cash or liquid assets in a segregated account that is marked to market daily having a value equal to the repurchase price (including accrued interest).

  Leverage. The use of forward roll transactions involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction), to increase the net asset value of a Fund faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to a Fund, the net asset value of the Fund would fall faster than would otherwise be the case.

  Short Sales. Each Fund may engage in short sales and short sales against the box. In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a Fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security (or an identical security) to cover the short position. The Fund receives the net proceeds from the short sale. When a Fund enters into a short sale other than against the box, the Fund must first borrow the security to make delivery to the buyer and must segregate cash or liquid assets on its records or in a segregated account with the Fund's custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of either the International Fixed Income Fund's or Global Fixed Income Portfolio's net assets or 10% of the value of the Diversified Income Portfolio's total assets.

  Securities Loans. To seek to realize additional income, the International Fixed Income Fund, Global Fixed Income Portfolio and Diversified Income Portfolio may lend a portion of the securities in its portfolio to broker-dealers and financial institutions who are seeking securities to consummate transactions they are obligated to perform under contract. The market value of securities loaned by the Diversified Income Portfolio may not exceed 33 1/3% of the value of the Portfolio's total assets. The market value of securities, loaned by the International Fixed Income Fund and Global Fixed Income Portfolio may not exceed 20% of the value of each Fund's total assets, with a 10% limit for any single borrower. In order to secure their obligations to return securities borrowed from a Fund, borrowers will deposit collateral equal to at least 100% of the market value of the borrowed securities, which will be marked to market daily. As is the case with any extension of credit, lending portfolio securities involves certain risks in the event a borrower should fail financially, including delays or inability to recover the loaned securities or foreclose against the collateral. SIMCO, under the supervision of the Boards of Trustees, monitors the creditworthiness of the parties to whom the Funds make securities loans.

  Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain OTC options and certain restricted securities. Based upon continuing


Standish Group of Global Fixed Income Funds        17            April 30, 1998
review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

  The Boards of Trustees have adopted guidelines and delegated to SIMCO the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Boards of Trustees, however, retain oversight and are ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

  Portfolio Turnover. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in a Fund's realization of larger amounts of short-term capital gains. Distributions of short-term capital gains are taxable to shareholders as ordinary income. See "Financial Highlights" for each Fund's portfolio turnover rates.

  Short-Term Trading. Each Fund will sell a portfolio security without regard to the length of time such security has been held if, in SIMCO's view, the security meets the criteria for disposal.

  Temporary Defensive Investments. Each Fund may maintain cash balances and purchase money market instruments for cash management and liquidity purposes. Each Fund may adopt a temporary defensive position during adverse market conditions by investing without limit in U.S. and non-U.S. dollar denominated high quality money market instruments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper, floating-rate notes and repurchase agreements.

  Investment Restrictions. The investment objectives of the Portfolios and the Diversified Income Fund are not fundamental and may be changed by the applicable Board of Trustees without the approval of shareholders. The investment objectives of the Global Fixed Income Fund and International Fixed Income Fund are fundamental and may not be changed without a vote of the respective Funds' shareholders. Each of the Fund's and Portfolio's investment policies set forth in this Prospectus are non-fundamental and may be changed without shareholder approval except that the Global Fixed Income Portfolio's and the International Fixed Income Fund's 20% limit on securities loans (10% limit for any single borrower) and the International Fixed Income Fund's 25% limit on repurchase agreements are fundamental. The Funds and the Portfolios have adopted other fundamental policies which may not be changed without the approval of the applicable Fund's shareholders. See "Investment Restrictions" in the SAI. If any percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the respective Fund's or Portfolio's assets will not constitute a violation of the restriction. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial situation.

Information About the Master-Feeder Structure

  Each Standish Feeder Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio, which has an identical investment objective. Each of the Standish Feeder Funds is a feeder fund and its corresponding Portfolio is the master fund in a so-called master-feeder structure. The International fixed income Fund purchases securities directly and maintains its own individual portfolio.

  In addition to the Standish Feeder Funds, other feeder funds may invest in these Portfolios, and information about these other feeder funds is available from Standish Fund Distributors. The other feeder funds invest in the Portfolios on the same terms as the Funds and bear a proportionate share of the Portfolios' expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the Funds, which may produce different investment results.

  There are certain risks associated with an investment in a master- feeder structure. Large scale redemptions by other feeder funds in a Portfolio may reduce the diversification of the Portfolio's investments, reduce economies of scale and increase the Portfolio's operating expenses. If the Portfolio Trust's Board of Trustees approves a change to the investment objective of the Portfolio that is not approved by the Trust's Board of Trustees, the Fund would be required to withdraw its investment in the Portfolio and engage the services of an investment adviser or find a substitute master fund. Withdrawal of the Fund's interest in its Portfolio, which may be required by the Trust's Board of Trustees without shareholder approval, might cause the Fund to incur expenses it would not otherwise be required to pay.

  If a Fund is requested to vote on a matter affecting the Portfolio, the Fund will call a meeting of its shareholders to vote on the matter. The Fund will then vote on the matter at the meeting of the Portfolio's investors in the same proportion that the Fund's shareholders voted on the matter. The Fund will vote those shares held by its shareholders who did not vote in the same proportion as those Fund shareholders who did vote on the matter.

  A majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended ("the 1940 Act")) of the Trust or the Portfolio Trust, as the case may be, have adopted procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust.

Calculation of Performance Data

  From time to time each Fund may advertise its yield and total return information. Average annual total return is determined by computing the average annual percentage change in the value of $1,000invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period.


Standish Group of Global Fixed Income Funds        18            April 30, 1998

Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

  The "yield" of a Fund is computed by dividing the net investment income per share earned during a base period of 30 days, or one month, by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

  From time to time, a Fund may compare its performance in publications with that of other mutual funds and separate accounts with similar investment objectives, to bond and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, a Fund's performance may be compared to alternative investment or savings vehicles or to indices or indicators of economic activity.

  J.P. Morgan Non-U.S. Government Bond Index (Hedged). This index is generally considered to be representative of unmanaged government bonds in foreign markets.

  Lehman Brothers Aggregate Index. This index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, the Mortgage Backed Securities Index and the Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, dollar denominated, fixed rate investment grade bonds.

  J.P. Morgan Global Index (Hedged). This index is generally considered to be representative of the performance of fixed rate, domestic government bonds from eleven countries.

Dividends and Distributions

  Dividends from net investment income for the Funds will be declared and distributed quarterly. The Funds' dividends from realized capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. In determining the amounts of its dividends, the Global Fixed Income Fund and Diversified Income Fund will take into account their share of the income, gain or loss, expense, and any other tax items of their corresponding Portfolios. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash.

Purchase of Shares

  Shares of the Funds may be purchased from Standish Fund Distributors, which offers the Funds' shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by Standish Fund Distributors and payment for the shares is received by Investors Bank & Trust Company, the Funds' Custodian. Please see each Fund's account application or call (800) 221-4795 for instructions on how to make payment for shares to the Custodian. The Funds require minimum initial investments of $100,000. Additional investments must be in amounts of at least $5,000. Certificates for Fund shares are generally not issued.

  Shares of the Funds may also be purchased through securities dealers. Orders for the purchase of Fund shares received by brokers and dealers by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., New York City time) on any business day and transmitted to Standish Fund Distributors or another authorized representative of the Trust by specified times will be effected as of the close of regular trading on the NYSE on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of broker- dealers to transmit orders so they will be received by Standish Fund Distributors or another authorized representative of the Trust before the close of its business day. Shares of a Fund purchased through broker-dealers may be subject to transaction fees on purchase or redemption, no part of which will be received by the Funds, Standish Fund Distributors or Standish.

  In the sole discretion of the Trust, each Fund may accept securities instead of cash for the purchase of shares. The Trust will ask the Adviser to determine that any securities acquired by the Funds in this manner are consistent with the investment objective, policies and restrictions of the applicable Fund. The securities will be valued in the manner stated below. The purchase of Fund shares for securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

  The Trust reserves the right in its sole discretion (i) to suspend the offering of a Fund's shares, (ii) to reject purchase orders when in the best interest of a Fund, (iii) to modify or eliminate the minimum initial or subsequent investment in Fund shares and (iv) to eliminate duplicate mailings of Fund material to shareholders who reside at the same address. A Fund's investment minimums do not apply to accounts for which the Adviser or any of its affiliates serves as investment adviser or to employees of the Adviser or any of its affiliates or to members of such persons' immediate families. A Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investments of the underlying participants in the omnibus accounts.

Net Asset Value

  Each Fund's net asset value per share is computed each day on which the NYSE is open as of the close of regular trading on the NYSE (normally 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all a Fund's assets (which, in the case of each Standish Feeder Fund would be the value of its investment in the corresponding Portfolio, plus the value of any other assets owned by the Fund directly), subtracting all liabilities and dividing the result by the total number of shares outstanding.

  Fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Securities not listed on an exchange or national securities market, certain mortgage-backed and asset-backed securities and securities for which there were no reported transactions are


Standish Group of Global Fixed Income Funds        19            April 30, 1998
valued at the last quoted bid prices. Fixed income securities for which accurate market prices are not readily available and all other assets are valued at fair value as determined in good faith by SIMCO in accordance with procedures approved by the Trustees, which may include the use of yield equivalents or matrix pricing.

  Money market instruments with less than sixty days remaining to maturity when acquired by a Fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If a Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

  Portfolio securities traded on more than one U.S. national securities exchange or on a U.S. exchange and a foreign securities exchange are valued at the last sale price, from the exchange representing the principal market for such securities, on the business day when such value is determined. The value of all assets and liabilities expressed in foreign currencies is converted into U.S. dollar values at currency exchange rates determined by Investors Bank & Trust Company, the Funds' transfer agent, to be representative of fair rates of exchange at times prior to the close of trading on the NYSE. If such rates are not available, the rate of exchange will be determined in good faith under procedures established by the Trustees. Trading in securities on European and Asian securities exchanges and OTC markets is normally completed well before the close of business on the NYSE and may not take place on all business days that the NYSE is open and may take place on days when the NYSE is closed. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Funds' calculation of net asset values unless SIMCO determines that the particular event would materially affect net asset value, in which case an adjustment may be made.

Exchange of Shares

  Shares of the Funds may be exchanged for shares of one or more other funds in the Standish fund family subject to the terms and restrictions imposed on the purchase of shares of such funds. Shares of a fund redeemed in an exchange transaction are valued at the net asset value next determined after the exchange request is received by Standish Fund Distributors or another authorized representative of the Trust. Shares of a fund purchased in an exchange transaction are valued at the net asset value next determined after the exchange request is received by Standish Fund Distributors or another authorized representative of the Trust and payment for the shares is received by the fund into which shares are to be exchanged. Until receipt of the purchase price by the fund into which shares are tobe exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish fund family, please call (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

  Written Exchanges. Shares of the Funds may be exchanged by written order to Standish Fund Distributors, P.O. Box 1407, Boston, Massachusetts 02205-1407. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as described under "Written Redemption" below.

  Telephone Exchanges. Shareholders who elect telephone privileges may exchange shares by calling Standish Fund Distributors at (800) 221- 4795. Telephone privileges are not available to shareholders automatically. Proper identification will be required for each telephone exchange. Please see "Telephone Transactions" below for more information regarding telephone transactions.

  General Exchange Information. All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be lawfully available for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund has been received by Standish Fund Distributors. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

Redemption of Shares

  Shares of the Funds may be redeemed or repurchased by the methods described below at the net asset value per share next determined after receipt by Standish Fund Distributors or another authorized representative of the Trust of a redemption or repurchase request in proper form.

  Written Redemption. Shares of each Fund may be redeemed by written order to Standish Fund Distributors, P.O. Box 1407, Boston, Massachusetts 02205-1407. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the NYSE's Medallion Signature Program or by any one of the following institutions, provided that the institution meets credit standards established by Investors Bank & Trust
Company: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or (v)


Standish Group of Global Fixed Income Funds        20            April 30, 1998
a national securities exchange, a registered securities exchange or a clearing agency. Standish Fund Distributors reserves the right to waive the requirement that signatures be guaranteed. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by Standish Fund Distributors of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Funds may delay transmittal of redemption proceeds until such time as they are assured that good funds have been collected for the purchase of the shares. This may take up to fifteen (15) days in the case of payments made by check.

  Telephone Redemption. Shareholders who elect telephone privileges may redeem shares by calling Standish Fund Distributors at (800) 221- 4795. Telephone privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephone instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephone redemption.

  Repurchase Order. In addition to written redemption of Fund shares, Standish Fund Distributors may accept telephone orders from brokers or dealers for the repurchase of Fund shares. Brokers and dealers are obligated to transmit repurchase orders to Standish Fund Distributors promptly prior to the close of Standish Fund Distributors' business day (normally 4:00 p.m., New York City time). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Trust nor Standish Fund Distributors imposes a charge for share repurchases.

  Telephone Transactions. By maintaining an account that is eligible for telephonic exchange and redemption privileges, the shareholder authorizes SIMCO, Standish Fund Distributors, the Trust and the Funds' custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Funds employ reasonable procedures to confirm that telephone instructions are genuine and follow telephone instructions that they reasonably believe to be genuine neither SIMCO, Standish Fund Distributors, the Trust, the applicable Fund, the Funds' custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephone redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions.

  Depending upon the circumstances, the Funds intend to employ personal identification or written confirmation of transaction procedures, and if they do not, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. During these periods, shareholders should transmit redemption and exchange requests in writing.

                                      * * *

  The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the applicable Fund's or Portfolio's portfolio investments at the time of redemption or repurchase. The Funds intend to pay cash for all shares redeemed, but under certain conditions, the Funds may, in their discretion, make payments wholly or partially in securities for this purpose. Please see the SAI for further information.

  Each Fund may redeem, at net asset value, the shares in any account which has a value of less than $50,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment to increase the value of the account to an amount at least equal to the stated minimum.

Management

  Trustees. Each Fund is a separate investment series of Standish, Ayer & Wood Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, the Trustees of the Trust are ultimately responsible for the management of its business and affairs. Each Portfolio is a separate investment series of the Standish, Ayer & Wood Master Portfolio, a master trust fund organized under the laws of the State of New York. Under the terms of the Declaration of Trust, each Portfolio's affairs are managed under the supervision of the Portfolio Trust's Trustees. See "Management" in the SAI for more information about the Trustees and officers of the Trust and the Portfolio Trust.

  Investment Adviser. SIMCO, One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Global Fixed Income Portfolio, Diversified Income Portfolio and International Fixed Income Fund pursuant to separate investment advisory agreements and manages the Portfolios' and the International Fixed Income Fund's investments and affairs subject to the supervision of the Trustees of the Portfolio Trust. SIMCO is a Delaware limited partnership organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. The general partner of the Adviser is Standish which holds a 99.98% partnership interest. The limited partners, who each hold a 0.01% interest in SIMCO, are Walter M. Cabot, Sr., Senior Adviser to SIMCO and Standish, and D. Barr Clayson, Chairman of the Board and Vice President of SIMCO, a Managing Director and Vice President of Standish and a Trustee and Vice President of the Trust and Portfolio Trust. Ralph S. Tate, Managing Director of


Standish Group of Global Fixed Income Funds        21            April 30, 1998

Standish, is President and a Director of SIMCO. Richard S. Wood, Vice President and a Managing Director of Standish and the President and a Trustee of the Trust and the Portfolio Trust, is the Executive Vice President and a Director of SIMCO.

  Standish and SIMCO provide fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of March 31, 1998, Standish and SIMCO managed approximately $40 billion of assets.

  The Global Fixed Income Portfolio's and the International Fixed Income Fund's co-portfolio managers are Richard S. Wood and W. Charles Cook II (since June
1997). Mr. Wood has been the portfolio manager of the Funds' portfolios since their inception and of the Portfolio's portfolio since the Global Fixed Income Fund's conversion to the master- feeder structure on May 3, 1996. During the past five years, Mr. Wood has served as a Vice President and a Managing Director (since 1995) of Standish, Executive Vice President of SIMCO and President of the Trust and Portfolio Trust (since 1996). During the past five years, Mr. Cook has served as a Vice President and Associate Director of Standish, a Vice President of SIMCO, and a Vice President of the Trust (since 1987) and the Portfolio Trust (since 1996). Prior to serving as co-portfolio manager, Mr. Cook served as an analyst.

  The Diversified Income Portfolio's portfolio manager is Dolores S. Driscoll. Ms. Driscoll has been primarily responsible for the day-to- day management of the Portfolio's portfolio since its inception on June 2, 1997. During the past five years, Ms. Driscoll has served as a Director of SIMCO and Managing Director of Standish.

  Subject to the supervision and direction of the Trustees of the Trust and the Portfolio Trust, SIMCO manages the Portfolios and the International Fixed Income Fund in accordance with their respective investment objectives and policies, recommends investment decisions, places orders to purchase and sell securities and permits the Portfolios and the International Fixed Income Fund to use the name "Standish." For these services, each Portfolio and the International Fixed Income Fund pay a monthly fee at a stated annual percentage rate of such Fund's or Portfolio's average daily net asset value:

--------------------------------------------------------------------------------
                               Contractual                Actual Rate Paid
                               Advisory Fee              for the Year Ended
                               Annual Rate                December 31, 1997
--------------------------------------------------------------------------------
  International Fixed
    Income Fund                  0.40%                          0.40%
  Global Fixed
    Income Portfolio             0.40%                          0.39%*
  Diversified Income
    Portfolio                    0.50%                          0.00%*

----------
*SIMCO has voluntarily and temporarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Global Fixed Income Fund and Diversified Income Fund to 0.65% and 0.00% respectively, of average daily net assets. SIMCO may terminate or revise these agreements at any time although it has no current intention to do so. If an expense limit is exceeded, the compensation due to SIMCO shall be proportionately reduced in the amount of such excess by a reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

  Administrator. Standish serves as administrator to the Global Fixed Income Fund and Diversified Income Fund. As administrator, Standish manages the affairs of these Funds, provides all necessary office space and services of executive personnel for administering the affairs of the Funds, and allows the Funds to use the name "Standish." For these services, Standish currently does not receive any additional compensation. The Trustees of the Trust may determine in the future to compensate Standish for its administrative services.

  Expenses. Each Portfolio and the International Fixed Income Fund bears the expenses of its respective operations other than those incurred by SIMCO under the investment advisory agreements or by Standish under the administration agreement. Each Portfolio pays investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of notices and reports to interest holders; and expenses of the Portfolio's administrator. Each Standish Feeder Fund pays shareholder servicing fees and expenses, expenses of prospectuses, statements of additional information and shareholder reports which are furnished to existing shareholders. Each Standish Feeder Fund and its corresponding Portfolio pays legal and auditing fees; registration and reporting fees and expenses. The International Fixed Income Fund, since it does not invest in a corresponding portfolio,bears all of the expenses listed above for both the Portfolios and the Fund. Expenses of the Trust which relate to more than one series are allocated among such series by Standish in an equitable manner.

  Each Fund's total annual operating expenses for the fiscal year ended December 31, 1997 are described above under the caption "Financial Highlights." Standish Fund Distributors bears the distribution expenses attributable to the offering and sale of Fund shares without subsequent reimbursement.

  Portfolio Transactions. Subject to the supervision of the Trustees of the Trust and the Portfolio Trust, SIMCO selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the International Fixed Income Fund and the Portfolios. SIMCO will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios and the International Fixed Income Fund. SIMCO may also consider the extent to which a broker or dealer provides research to SIMCO and the number of Fund shares sold by the broker or dealer in making its selection.

  Year 2000 Issue. The Funds and the Portfolios depend on the seamless functioning of computer systems in the financial service industry, including those of SIMCO, the Custodian and the Transfer Agent. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of securities trades, pricing and account servicing for the Funds and Portfolios. SIMCO has made compliance with the Year 2000 Issue a high priority and is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its computer systems. SIMCO has also been informed that comparable steps are being taken by the Funds' and Portfolios'


Standish Group of Global Fixed Income Funds        22            April 30, 1998
other major service providers. SIMCO does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as investment adviser.

Federal Income Taxes

  Each Fund is a separate entity for federal tax purposes and intends to qualify for each taxable year for taxation as a "regulated investment company"under the Code. If it qualifies as a regulated investment company, each Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in accordance with certain timing and other requirements of the Code.

  Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Funds. Dividends paid by a Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or reinvested in Fund shares. These dividends generally will not qualify for the corporate dividends received deduction under the Code. Dividends paid by a Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as capital gains, whether received in cash or reinvested in Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions are taxable for noncorporate shareholders at maximum federal income tax rates of 28% or 20%, or in unusual cases 25%, depending upon the source. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes. Redemptions (including exchanges) and repurchases of shares are taxable events for shareholders that are subject to tax.

  The International Fixed Income Fund and the Portfolios may be subject to foreign taxes with respect to income or gains from certain foreign investments, which will reduce the yield or return from such investments. The Funds may qualify to elect to pass certain qualifying foreign taxes through shareholders. If this election is made by any Fund, shareholders of that Fund would include their shares of qualified foreign taxes in their gross incomes (in addition to any actual dividends and distributions) and might be entitled to a corresponding federal income tax credit or deduction. Shareholders will receive appropriate information if this election is made for any year.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the applicable Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the applicable Fund, to backup withholding on certain payments from that Fund.

  After the close of each calendar year, the Funds will send a notice to shareholders that provides information about the federal tax status of distributions to shareholders for such calendar year.

The Funds and Their Shares

  The Trust was organized on August 13, 1986 as a Massachusetts business trust. In addition to the Funds offered in this Prospectus, the Trust offers other series to the public. Shareholders of each Fund are entitled to one full or fractional vote for each share or fraction thereof of that Fund. There is no cumulative voting and shares have no preemption or conversion rights. All series of the Trust vote together except as provided in the 1940 Act or the Declaration of Trust. The Trust does not intend to hold annual meetings of shareholders. The Trustees will call special meetings of shareholders to the extent required by the Trust's Declaration of Trust or the 1940 Act. The 1940 Act requires the Trustees, under certain circumstances, to call a meeting to allow shareholders to vote on the removal of a Trustee and to assist shareholders in communicating with each other.

  The Portfolio Trust was organized on January 18, 1996 as a New York trust. In addition to the Global Fixed Income Portfolio, the Portfolio Trust offers interests in other series to certain qualified investors. See "Information about the Master-Feeder Structure" above for additional information about the Portfolio Trust.

  At April 1, 1998, Allendale Mutual Insurance Co., P.O. Box 7500, Johnston, RI 02919 had sole voting and investment power with respect to more than 25% of the then outstanding shares of the Diversified Income Fund. Accordingly, it was deemed to control the Diversified Income Fund.

  Inquiries concerning the Funds should be made by contacting Standish Fund Distributors at the address and telephone number listed on the back cover of this Prospectus.

Custodian, Transfer Agent and Dividend Disbursing Agent

  Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Funds' transfer agent, dividend disbursing agent and as custodian for all cash and securities of the Funds and the Portfolios. Investors Bank & Trust, Boston and Toronto, Canada, also provides accounting services to the Funds.

Independent Accountants

  Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109 and Coopers & Lybrand, P.O. Box 219, Grand Cayman, Cayman Islands, BWI, serve as independent accountants for the Trust and the Portfolio Trust, respectively, and will audit the Funds' and the Portfolios' financial statements annually.


Standish Group of Global Fixed Income Funds        23            April 30, 1998

Legal Counsel

  Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Portfolio Trust, Standish, SIMCO and their affiliates.

Tax Certification Instructions

  Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application") or you are otherwise subject to backup withholding. A Fund will not impose backup withholding as a result of your failure to make any certification, except the certifications in the Application that directly relate to your TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

  For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write"Applied For" in the space for a TIN on the Application.

  Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Funds and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.


Standish Group of Global Fixed Income Funds        24            April 30, 1998

                  Standish Group of Global Fixed Income Funds
--------------------------------------------------------------------------------

                               Investment Adviser
                 Standish International Management Company, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111

      Principal Underwriter                      Independent Accountants

  Standish Fund Distributors, L.P.             Coopers & Lybrand L.L.P.
  One Financial Center                         One Post Office Square
  Boston, Massachusetts 02111                  Boston, Massachusetts 02109

           Custodian                                 Coopers & Lybrand

  Investors Bank & Trust Company               P.O. Box 219
  200 Clarendon Street                         Grand Cayman Island, BWI
  Boston, Massachusetts 02116                  (Global Fixed Income Portfolio
                                               and Diversified Income Portfolio)

                                  Legal Counsel
                                Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109

================================================================================

No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.


Standish Group of Global Fixed Income Funds        25            April 30, 1998

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Standish Group of Global Fixed Income Funds        26            April 30, 1998

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Standish Group of Global Fixed Income Funds        27            April 30, 1998

[LOGO] Standish Funds(SM)
       One Financial Center
       Boston, MA 02111-2662
       (800) 729-0066                                                     98-107
       www.standishfunds.com

April 30, 1998

                   STANDISH GROUP OF GLOBAL FIXED INCOME FUNDS
                    STANDISH INTERNATIONAL FIXED INCOME FUND
                        STANDISH GLOBAL FIXED INCOME FUND
                        STANDISH DIVERSIFIED INCOME FUND


                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 729-0066

                       STATEMENT OF ADDITIONAL INFORMATION


      This combined Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the combined Prospectus dated April 30, 1998, as amended and/or supplemented from time to time (the "Prospectus"), of the Standish International Fixed Income Fund ("International Fixed Income Fund"), the Standish Global Fixed Income Fund ("Global Fixed Income Fund") and the Standish Diversified Income Fund ("Diversified Income Fund"), each a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). This Statement of Additional Information ("SAI") should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing or calling the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above.

      THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


                   ------------------------------------------

                                    CONTENTS


                 Investment Objective and Policies...........2
                 Investment Restrictions....................13
                 Calculation of Performance Data............16
                 Management.................................19
                 Redemption of Shares.......................24
                 Portfolio Transactions.....................25
                 Determination of Net Asset Value...........26
                 The Funds and Their Shares.................26
                 The Portfolios and Their Investors.........27
                 Taxation...................................28
                 Additional Information.....................32
                 Experts and Financial Statements...........32

                        INVESTMENT OBJECTIVE AND POLICIES

      The Prospectus describes the investment objective and policies of each Fund. The following discussion supplements the description of the Funds' investment policies in the Prospectus.


      The Global Fixed Income Fund invests all of its investable assets in the Standish Global Fixed Income Portfolio and the Diversified Income Fund invests all of its investable assets in the Standish Diversified Income Portfolio. These two Funds are sometimes referred to in this SAI as Standish Feeder Funds.

      Each Portfolio is a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), an open-end management investment company. Each Portfolio has the same investment objective and restrictions as its corresponding Fund. Standish International Management Company, L.P. ("SIMCO" or the "Adviser") is the adviser to the Portfolios and the International Fixed Income Fund.

      The Prospectus describes the investment objective of the Standish Feeder Funds and the Portfolios and summarizes the investment policies they will follow. Since the investment characteristics of the Standish Feeder Funds correspond directly to those of their respective Portfolios, the following discusses the various investment techniques employed by the Portfolios. See the Prospectus for a more complete description of each Fund's and each Portfolio's investment objective, policies and restrictions. For the purposes of the discussion in this section of this SAI, the use of the term "Fund" or "Funds" includes references to Global Fixed Income Portfolio, the Diversified Income Portfolio and the International Fixed Income Fund, unless otherwise noted.

Money Market Instruments and Repurchase Agreements. Money market instruments include short-term U.S. and Foreign Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

      U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. Government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

      The Diversified Income Portfolio may invest in commercial paper rated "P-1" or "P-2" by Moody's Investors Service, Inc. ("Moody's"), "A-1" or "A-2" by Standard & Poor's Rating Group ("S&P"), Duff-1 or Duff-2 by Duff & Phelps ("Duff"), or in commercial paper that is unrated. The International Fixed Income Fund and Global Fixed Income Portfolio may invest in commercial paper rated "P-1" by Moody's, "A-1" by S&P or Duff-1 by Duff, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by SIMCO to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, SIMCO may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.


      A repurchase agreement is an agreement under which a Fund acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Fund and is unrelated to the interest rate on the instruments. The instruments acquired by each Fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the custodian bank for the Fund until they are repurchased. The Trustees will monitor the standards that SIMCO will use in reviewing the creditworthiness of any party to a repurchase agreement with the Funds.

      The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by a Fund at a time when their market value has declined, the Fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by a Fund are collateral for a loan by the Fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that a Fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Foreign Securities. Foreign securities may be purchased and sold on foreign stock exchanges or in over-the-counter ("OTC") markets (but persons affiliated with a Fund will not act as principal in such purchases and sales). Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies abroad than in the United States.

      The dividends and interest payable on certain foreign securities may be subject to foreign withholding taxes and in some cases capital gains from such securities may also be subject to foreign tax, thus reducing the net amount of income or gain allocable to an investor in a Portfolio.

      Investors should understand that the expense ratio of each Fund may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

Investing in Securities of Emerging Market Countries. Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These risks may be related to (i) restrictions on foreign investment and repatriation of capital;
(ii) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of the Asian countries compared to the U.S. securities markets; (iii) economic, political and social factors; and (iv) foreign exchange matters such as fluctuations in exchange rates between the U.S. dollar and the currencies in which a Fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. A Fund's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Funds, the Adviser and its affiliates and their respective clients and other service providers. The Funds may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on each Fund's performance and may adversely affect the liquidity of each Fund's investments to the extent that it invests in emerging market countries.

      The Diversified Income Portfolio limits its investments in securities of issuers located in any one developed country (excluding the U.S.) to 15% of its total assets and limits its investments in securities of issuers located in any one emerging market country to 7% of its total assets. These limitations do not apply to investments denominated or quoted in the European Monetary Unit.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain emerging market countries, require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the Funds may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Funds. From time to time, the Adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries and no Fund is required to invest in any emerging market country.

      In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The Adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, the Funds may invest only through investment funds in such emerging market countries.

      The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Funds to the extent that they invest in emerging market countries.

Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the NYSE. Equity securities of most emerging market companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the emerging market countries are in the earliest stages of their development.

      Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the Adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which a Fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses. To the extent that any emerging market country experiences rapid increases in its money supply and investment in equity securities is made for speculative purposes, the equity securities traded in any such country may trade at price-earnings ratios higher than those of comparable companies trading on securities markets in the United States. Such price-earnings ratios may not be sustainable.

      Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and a Fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and a Fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

      Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of a Fund's assets so invested.

      Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. During the course of the last 25 years, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent.

Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

      The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

      There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a Fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

Below Investment Grade Securities. The Diversified Income Portfolio may make a variety of investments, including investment in long-term, intermediate-term and short-term senior and subordinated corporate debt and other fixed income obligations. Such securities may be unrated or rated in the non-investment grade rating categories of "Moody's", S&Ps or another rating organization. The International Fixed Income Fund and the Global Fixed Income Portfolio may also invest, to a much more limited extent, in non-investment grade fixed income securities rated BB or B by S&P's and Ba or B by Moody's. Bonds rated BB or below by S&P or Ba or below by Moody's (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative; the ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Diversified Income Portfolio to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Diversified Income Portfolio were investing in higher quality securities.

      The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

      The market values of high yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high yield bond market and investor perceptions regarding lower rated securities, whether or not based on the Fund's or the Portfolios' fundamental analysis, may depress the prices for such securities.

      Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the Fund or Portfolios invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

      Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's net asset value.

      The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. The Diversified Income Portfolio may be required to liquidate other portfolio securities in order to enable certain of its interest holders to satisfy their annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the Diversified Income Portfolio has not received any cash payments of such interest.

      The secondary market for high yield, fixed-income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund's or a Portfolio's ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value. A less liquid secondary market also may make it more difficult for the Portfolio to obtain precise valuations of the high yield securities in its portfolio.

      Proposed federal legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.

      Non-investment grade or high yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the Fund or a Portfolio may have to replace such security with a lower yielding security, resulting in a decreased return for investors. In addition, if the Diversified Income Portfolio experiences unexpected net redemptions of its shares, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Diversified Income Portfolio's portfolio and increasing the exposure of the Diversified Income Portfolio to the risks of high yield securities. A Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

      Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the Fund's and each Portfolio's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

Structured or Hybrid Notes. As more fully described in the Prospectus, each Fund may invest without limit in structured or hybrid notes. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, a Fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the Funds' limitations on investments in illiquid securities.

Strategic Transactions. Each Fund may, but is not required to, utilize various other investment strategies as described below to seek to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to seek to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Funds may change over time as new instruments and strategies are developed or regulatory changes occur.

      In the course of pursuing its investment objective, each Fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, cross-currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities market, interest rate or currency exchange rate fluctuations, to seek to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time. To the extent necessary, each Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating each Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if SIMCO anticipates that the Belgian franc will appreciate relative to the French franc, the Fund may take a long forward currency position in the Belgian franc and a short foreign currency position in the French franc. Under such circumstances, any unrealized loss in the Belgian franc position would be netted against any unrealized gain in the French franc position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of a Fund to utilize these Strategic Transactions successfully will depend on SIMCO's ability to predict pertinent market and interest rate movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Funds' activities involving Strategic Transactions may be limited in order to allow the applicable Fund to satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

Risks of Strategic Transactions. The use of Strategic Transactions has associated risks including possible default by the other party to the transaction, illiquidity and, to the extent SIMCO's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of each Fund's assets in special accounts, as described below under "Use of Segregated Accounts."

      A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. Each Fund may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.


      With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      A Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to each Fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Boards of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


      Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, SIMCO must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the Adviser.


      If a Fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale (writing) of put options can also provide income.


      Each Fund may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed and asset-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., the Fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, each Fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, but virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. Even though a Fund will receive the option premium to help offset any loss, the Fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a Fund also exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold or sell a security or instrument which it might otherwise have held.


      Each Fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage-backed and asset-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a price above the market price.


Options on Securities Indices and Other Financial Indices. Each Fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, each Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures. Each Fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges. The sale of futures contracts creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a Fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

      Each Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that a Fund may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CFTC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount that the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit, with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions. Each Fund may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into OTC currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by SIMCO.

      Each Fund's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See, "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.




      Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, a Fund may hold a French government bond and SIMCO may believe that French francs will deteriorate against German marks. The Fund would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Fund to declines in the value of the German mark relative to the U.S. dollar.


      To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if SIMCO considers that the Austrian schilling is linked to the German mark, and a portfolio contains securities denominated in schillings and SIMCO believes that the value of schillings will decline against the U.S. dollar, SIMCO may enter into a contract to sell marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions") instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of SIMCO, it is in the best interests of the Funds to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on SIMCO's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which each Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, each Fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes to not more than 3% of the Fund's net assets at any one time.

Each Fund will not sell interest rate caps, floors or collars where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (i.e., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

      Each Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Each Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by SIMCO. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of each Fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Boards of Trustees of the Trust and the Portfolio Trust have adopted guidelines and delegated to SIMCO the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Boards of Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and they are ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to each Fund's limitation on investing in illiquid securities.

Eurodollar Contracts. Each Fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Euro-dollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts. Each Fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. Each Fund will cover Strategic Transactions as required by interpretive positions of the staff of the SEC. A Fund will not enter into Strategic Transactions that expose a Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A Fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other liquid assets on the Fund's records or in a segregated account in the amount prescribed. If the market value of these securities declines or the Fund's obligations on the underlying Strategic Transactions increases, additional cash or liquid securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the Fund's obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

"When-Issued" and "Delayed Delivery" Securities. The International Fixed Income Fund and the Global Fixed Income Portfolio may commit up to 25% of their net assets to purchase securities on a "when-issued" or "delayed delivery" basis. The Diversified Income Portfolio places no limits on investments in when- issued and delayed delivery securities. Delivery and payment for securities purchased on a when- issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time that a Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities. Although each Fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, a Fund may sell the securities before the settlement date if deemed advisable by SIMCO.

      Unless a Fund has entered into an offsetting agreement to sell the securities purchased on a "when-issued" or "forward commitment" basis, the Fund will segregate on its records or with its custodian, cash or liquid obligations with a market value equal to the amount of the Fund's commitment. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the Fund's commitment.

      Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by a Fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will decline in value when interest rates rise.

Portfolio Turnover. Each Fund places no restriction on portfolio turnover and each may sell any portfolio security without regard to the period of time it has been held. Each Fund may therefore generally change its portfolio investments at any time in accordance with SIMCO's appraisal of factors affecting any particular issuer or market, or relevant economic conditions.


                             INVESTMENT RESTRICTIONS


      The Funds and the Portfolios have adopted the following fundamental policies. Each of the Fund's and Portfolio's fundamental policies cannot be changed unless the change is approved by a "vote of a majority of the outstanding voting securities" of a Fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the Fund or Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or Portfolio.


International Fixed Income Fund.

      As a matter of fundamental policy, the International Fixed Income Fund may not:

1. Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets.

3. Lend portfolio securities, except that the Fund may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower) and may enter into repurchase agreements with respect to 25% of the value of its net assets.

4. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States government or its agencies or instrumentalities.

5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase real estate or real estate mortgage loans, although the Fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

      The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.

c.    Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the Fund's borrowings exceed 5% of its net assets.


Global Fixed Income Fund and Portfolio.


      As a matter of fundamental policy, the Global Fixed Income Portfolio (Global Fixed Income Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States government or its agencies or instrumentalities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
      (Fund) may be deemed to be an underwriter under the Securities Act of 1933.

3.    Purchase real estate or real estate mortgage loans, although the Portfolio
      (Fund) may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

4. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the Portfolio (Fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

6. With respect to at least 50% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio
      (Fund) may (a) borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets to secure such borrowings, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Lend portfolio securities, except that the Portfolio (Fund) may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower), except that the Portfolio may enter into repurchase agreements and except that the Fund may enter into repurchase agreements with respect to 25% of the value of its net assets.

      The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c. Invest more than 25% of its net assets in repurchase agreements (this restriction is fundamental with respect to the Fund but not the Portfolio).

d. Purchase additional securities if the Portfolio's borrowings exceed 5% of its net assets (this restriction is fundamental with respect to the Fund but not the Portfolio).


      Notwithstanding any fundamental or non-fundamental policy, the Global Fixed Income Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open end management investment company with substantially the same investment objective as the Global Fixed Income Fund.

Diversified Income Fund and Portfolio

      As a matter of fundamental policy, the Diversified Income Portfolio (Diversified Income Fund) may not:

1. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 2 below, making loans in accordance with paragraph 6 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Portfolio's (Fund's) investment policies or within the meaning of paragraph 5 below, are not deemed to be senior securities.

2. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Portfolio's (Fund's) total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Portfolio (Fund) may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

3. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
      (Fund) may be deemed to be an underwriter under the Securities Act of 1933.

4. Purchase or sell real estate except that the Portfolio (Fund) may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio (Fund) as a result of the ownership of securities.

5.    Purchase or sell commodities or commodity contracts, except the Portfolio
      (Fund) may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Portfolio's (Fund's) investment policies.

6. Make loans, except that the Portfolio (Fund) (1) may lend portfolio securities in accordance with the Portfolio's (Fund's) investment policies up to 33 1/3% of the Portfolio's (Fund's) total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Portfolio's (Fund's) total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio (Fund).

8. Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities.

      The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:

   a. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

   b. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

   c. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

   d.   Invest more than 15% of its net assets in securities which are illiquid.

   e. Purchase additional securities if the Portfolio's (Fund's) borrowings exceed 5% of its net assets.

   Notwithstanding any fundamental or non-fundamental policy, the Diversified Income Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open end investment company with substantially the same investment objective as the Diversified Income Fund.

   -------------------

   Purchases of securities of other investment companies permitted under the restrictions above could cause the Funds to pay additional management and advisory fees and distribution fees. If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Portfolio's or a Fund's assets will not constitute a violation of the restriction.


                         CALCULATION OF PERFORMANCE DATA

   As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of a Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the Funds' average annual total return ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1 + T)n=ERV.

   The Funds' yield is computed by dividing the net investment income per share earned during a base period of 30 days, or one month, by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Funds, all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. In particular, yield is determined according to the following formula:

                           Yield = 2[(A - B + 1)6 - 1]
                                      -----
                                       CD

   Where:


   A=interest earned during the period; B=net expenses accrued for the period; C=the average daily number of shares outstanding during the period that were entitled to receive dividends; D=the maximum offering price (net asset value) per share on the last day of the period.


   The Funds may also quote non-standardized yield, such as yield-to-maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price, redemption value, time to maturity, coupon yield and the time between interest payments.

   With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the Funds account for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, each Fund may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the discount or premium remaining on a security.


   The Funds' average annual total return for the one-, five- and ten-year (or life-of-the-Fund, if shorter) periods ended December 31, 1997 and average annualized yield for the 30-day period ended December 31, 1997 were as follows:

                           Average Annual Total Return

Fund                 1-Year    5-Year             10-             Yield
----                 ------    ------             ---             -----
                                                  Year
                                                  ----

International        11.86%       11.35%          11.40%(1)       5.56%
Fixed Income
Fund

Global Fixed         11.68%       8.50%(2)        N/A             5.27%
  Income Fund

Diversified          10.86%(3)    N/A             N/A             9.21%
Income Fund




------------------------
    (1)  International Fixed Income Fund commenced operations on January 2,
         1991.

    (2)  Global Fixed Income Fund commenced operations on January 3, 1994.


    (3)  Diversified Income Fund commenced operations on June 2, 1997.


      These performance quotations should not be considered as representative of any Fund's performance for any specified period in the future.

      In addition to average annual return quotations, the Funds may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:

International Fixed Income Fund


Quarter/Year                Net            Gross
------------------------------------------------------
1Q91                       (2.90)%         (2.75)%
2Q91                       (1.76)          (1.48)
3Q91                        9.99           10.18
4Q91                        9.69            9.84
1991                       15.07           15.95
1Q92                       (2.43)           2.26
2Q92                        9.45            9.59
3Q92                        4.30            4.44
4Q92                       (2.97)          (2.82)
1992                        8.07            8.71
1Q93                        6.18            6.31
3Q93                        5.26            5.40
4Q93                        5.06            5.18
1993                       23.77           24.38
1Q94                       (5.78)          (5.66)
2Q94                       (4.48)          (4.35)
3Q94                       (0.95)          (0.82)
4Q94                        1.84            1.97
1994                       (9.22)          (8.74)
1Q95                        2.59            2.72
2Q95                        4.71            4.84
3Q95                        4.01            4.16
4Q95                        5.74            5.88
1995                       18.13           18.75
1Q96                        0.73            0.86
2Q96                        3.49            3.63
3Q96                        5.36            5.49
4Q96                        4.95            5.07
1996                       15.28           15.85
1Q97                        1.46            1.59
2Q97                        3.74            3.89
3Q97                        3.78            3.91

Quarter/Year                Net            Gross
------------------------------------------------------
4Q97                        2.40            2.53
1997                       11.86           12.44

Global Fixed Income Fund


Quarter/Year                Net            Gross
------------------------------------------------------
1Q94                       (4.80)%        (4.64)%
2Q94                       (3.56)         (3.40)
3Q94                       (0.77)         (0.05)
4Q94                        1.44           1.60
1994                       (7.06)         (6.46)
1Q95                        2.94           3.10
2Q95                        5.21           5.36
3Q95                        3.80           3.95
4Q95                        5.09           5.26
1995                       18.13          18.84
1Q96                        0.05           0.21
2Q96                        2.59           2.75
3Q96                        4.97           5.14
4Q96                        4.91           5.08
1996                       13.03          13.76
1Q97                        0.99           1.14
2Q97                        3.99           4.14
3Q97                        3.79           3.94
4Q97                        2.46           2.65
1997                       11.68          12.38

Diversified Income Fund

Quarter/Year                Net            Gross
------------------------------------------------------
3Q97                        6.05%          6.05%
4Q97                        0.14           0.14
1997                        6.20           6.20

      These performance quotations should not be considered as representative of a Fund's performance for any specified period in the future. Each Fund's performance may be compared in sales literature and advertisements to the performance of other mutual funds and separately managed discretionary accounts (including private investment companies) having similar objectives or to standardized indices or other measures of investment performance. In particular, the International Fixed Income Fund may compare its performance to the J.P. Morgan Non-U.S. Government Bond Index, which is generally considered to be representative of unmanaged government bonds in foreign markets, and the Lehman Brothers Aggregate Index which is composed of securities from the Lehman Brothers Government Corporate Bond Index, Mortgage Backed Securities Index and Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, dollar denominated, fixed rate investment grade bonds. The Diversified Income Fund and the Diversified Income Portfolio may also compare their performance to the Lehman Brothers Aggregate Index. The Global Fixed Income Fund and the Global Fixed Income Portfolio may compare their performance to the J.P. Morgan Global Index, which is generally considered to be representative of the performance of fixed rate, domestic government bonds from eleven countries.


      Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                   MANAGEMENT

Trustees and Officers of the Trust and Portfolio Trust


      The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. The officers of the Portfolio Trust are Messrs. Clayson, Ladd, Wood, Hollis, Martin, Hanlon and Stuer and Mdmes. Banfield, Herrmann, Broccoli, Walcott-Abramson and Kneeland, who hold the same office with the Portfolio Trust as with the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish, Ayer & Wood, Inc.


Name, Address and Date of Birth   Position Held With     Principal Occupation During Past 5
                                        Trust                         Years
-------------------------------------------------------------------------------------------

*D. Barr Clayson, 7/29/35         Vice President and     Vice President and Managing
c/o Standish, Ayer & Wood, Inc.       Trustee            Director,
One Financial Center                                     Standish, Ayer & Wood, Inc.;
Boston, MA  02111                                        Chairman and Director, Standish
                                                         International Management
                                                         Company, L.P.; Director, CareGroup Inc.

Samuel C. Fleming, 9/30/40             Trustee           Chairman of the Board
c/o Decision Resources, Inc.                             and Chief Executive Officer,
1100 Winter Street                                       Decision Resources, Inc.;
Waltham, MA  02154                                       Trustee, Cornell University; Director,
                                                         CareGroup Inc.


Benjamin M. Friedman, 8/5/44           Trustee           William Joseph Maier
c/o Harvard University                                   Professor of Political Economy,
Cambridge, MA  02138                                     Harvard University


John H. Hewitt, 4/11/35                Trustee           Trustee, The Peabody Foundation;
P.O. Box 307                                             Trustee, Visiting Nurse Alliance of
So. Woodstock, VT  05071                                 Vermont and New Hampshire;
                                                         Trustee, Mertens House, Inc.

*Edward H. Ladd, 1/3/38           Vice President and     Chairman of the Board and
c/o Standish, Ayer & Wood, Inc.        Trustee           Managing Director, Standish, Ayer
One Financial Center                                     & Wood, Inc.
Boston, MA  02111                                        Director of Standish International
                                                         Management Company, L.P.

Caleb Loring III, 11/14/43             Trustee           Trustee, Essex Street Associates
c/o Essex Street Associates                              (family investment trust office);
400 Essex Street                                         Director, Holyoke Mutual Insurance
Beverly Farms, MA  01915                                 Company; Director, Carter Family
                                                         Corporation; Board Member,
                                                         Gordon-Conwell Theological
                                                         Seminary; Chairman of the
                                                         Advisory Board, Salvation
                                                         Army; Chairman, Vision New
                                                         England.

*Richard S. Wood, 5/21/54       President and Trustee    Vice President and Managing
c/o Standish, Ayer & Wood, Inc.                          Director, Standish, Ayer & Wood,
One Financial Center                                     Inc.; Executive Vice President and
Boston, MA  02111                                        Director, Standish International
                                                         Management Company, L.P.

Name, Address and Date of Birth     Position Held With      Principal Occupation During Past 5
                                          Trust                         Years
-------------------------------------------------------------------------------------------

James E. Hollis III, 11/21/48    Executive Vice President   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                             Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Anne P. Herrmann, 1/26/56          Vice President and       Senior Fund Administration
c/o Standish, Ayer & Wood, Inc.        Secretary            Manager, Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Paul G. Martins, 3/10/56           Vice President and       Vice President of Finance, Standish,
c/o Standish, Ayer & Wood, Inc.        Treasurer            Ayer & Wood, Inc. since October
One Financial Center                                        1996; formerly Senior Vice President,
Boston, MA  02111                                           Treasurer and Chief Financial
                                                            Officer of Liberty Financial Bank Group

Beverly E. Banfield, 7/6/56          Vice President         Vice President, Associate Director
c/o Standish, Ayer & Wood, Inc.                             and Compliance Officer, Standish,
One Financial Center                                        Ayer & Wood, Inc.
Boston, MA  02111

Lavinia B. Chase, 6/4/46             Vice President         Vice President and Associate
c/o Standish, Ayer & Wood, Inc.                             Director, Standish, Ayer & Wood,
One Financial Center                                        Inc.
Boston, MA 02111

Denise B. Kneeland, 8/19/51          Vice President         Vice President and Manager, Mutual
c/o Standish, Ayer & Wood, Inc.                             Fund Operations, Standish, Ayer &
One Financial Center                                        Wood, Inc. since December 1995;
Boston, MA  02111                                           formerly Vice President, Scudder,
                                                            Stevens and Clark

David C. Stuehr, 3/1/58              Vice President         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                             Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Sarah Walcott-Abramson, 12/9/65      Vice President         Compliance Administrator, Standish,
c/o Standish, Ayer & Wood, Inc.                             Ayer & Wood, Inc. since October
One Financial Center                                        1993; formerly, Compliance
Boston, MA 02111                                            Specialist, Scudder, Stevens and Clark

Kathleen M. Broccoli, 4/13/65        Vice President         Vice President and Manager,
c/o Standish, Ayer & Wood, Inc.                             Portfolio Accounting
One Financial Center                                        Standish, Ayer & Wood, Inc.
Boston, MA 02111

Thomas J. Hanlon, 9/25/60            Vice President         Vice President and Manager, Trade
c/o Standish, Ayer & Wood, Inc.                             Settlement and Pricing
One Financial Center                                        Standish, Ayer & Wood, Inc.
Boston, MA 02111

Name, Address and Date of Birth   Position Held With      Principal Occupation During Past 5
                                        Trust                         Years
---------------------------------------------------------------------------------------------

Rosalind J. Lillo, 2/6/38          Vice President         Broker/Dealer Administrator
c/o Standish, Ayer & Wood, Inc.                           Standish, Ayer & Wood, Inc. since
One Financial Center                                      October 1995; formerly, Compliance
Boston, MA 02111                                          Administrator, New England
                                                          Securities Corp.

Gigi K. Szekely, 5/8/67            Vice President         Manager, Mutual Fund Client
c/o Standish, Ayer & Wood, Inc.                           Communications, Standish, Ayer &
One Financial Center                                      Wood, Inc.
Boston, MA 02111

* Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.


Compensation of Trustees and Officers


      Neither the Trust nor the Portfolio Trust pays compensation to the Trustees of the Trust or the Portfolio Trust that are affiliated with Standish, Ayer & Wood, Inc. ("Standish") or to the Trust's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Funds' shares) with the Trust, the Portfolio Trust or the Adviser during the year ended December 31, 1997, except that certain Trustees and officers who are directors and shareholders of Standish may, from time to time, purchase additional shares of common stock of Standish.

      The following table sets forth all compensation paid to the Trust's and the Portfolio Trust's Trustees as of the Funds' fiscal years ended December 31, 1997:


                      Aggregate Compensation from the Funds


                                                                                     Total
                                                                  Pension or     Compensation
                                                                  Retirement      from Funds
                                        Global                     Benefits      and Portfolio
                       International     Fixed     Diversified  Accrued as Part    and Other
                           Fixed        Income        Income       of Funds'       Funds in
Name of Trustee         Income Fund     Fund**        Fund**       Expenses        Complex*
-----------------------------------------------------------------------------------------------
D. Barr Clayson               $0            $0          $0            $0                 $0
Samuel C. Fleming        $10,072        $2,172        $247            $0            $49,375
Benjamin M. Friedman     $10,072        $2,172        $247            $0            $49,375
John H. Hewitt           $11,092        $2,392        $272            $0            $54,375
Edward H. Ladd                $0            $0          $0            $0                 $0
Caleb Loring, III        $10,072        $2,172        $247            $0            $49,375
Richard S. Wood               $0            $0          $0            $0                 $0

* As of the date of this SAI there were 22 funds in the fund complex. Total compensation is presented for the calendar year ended December 31, 1997.

** The Fund bears its pro rata allocation of Trustees' fees paid by the Portfolio to the Trustees of the Portfolio Trust.

Certain Shareholders


      At April 1, 1998, Trustees and officers of the Trust and the Portfolio Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each Fund. Also at that date, no person owned beneficially or of record, 5% or more of the then outstanding shares of any Fund except:


International Fixed Income Fund

                                           Percentage of
Name and Address                        Outstanding Shares
----------------------------------------------------------


Bell Atlantic Master Trust
  Boston & Co.                                 12%
P.O. Box 3198
Pittsburg, PA 15230

Long-term Investment Trust                     12%
MAC & Co.
P.O. Box 3198
Pittsburgh, PA  15230


Global Fixed Income Fund

                                           Percentage of
Name and Address                        Outstanding Shares
----------------------------------------------------------


Brown University                               22%
164 Angell Street
Investment Office - Box C
Providence, RI 02912

MAC & Co. a/c CLSF                             18%
P.O. Box 3198
Pittsburgh, PA  15230

MAC & Co. a/c LNFF                             10%
P.O. Box 3198
Pittsburgh, PA  15230

Childrens Medical Center Corp.                  8%
1295 Boylston Street
Suite 300
Boston, MA 02215

Lafayette College                               6%
234 Markle Hall
Easton, PA 18042-1779

Diversified Income Fund

                                           Percentage of
Name and Address                        Outstanding Shares
----------------------------------------------------------

Allendale Mutual Insurance                     31%*
Company
Allendale Park
P.O. Box 7500
Johnston, RI  02919

Corning Incorporated                           21%
One Riverfront Plaza HQ-E2
Corning, NY 14831

Wellesley College                              14%
Wellesley, MA 02181

Fitchburg Mutual Inc. Co.                       8%
c/o Fleet Bank
P.O. Box 92800
Rochester, NY 14692

Cumming Foundation                              8%
c/o Investors Bank & Trust Co.
P.O. Box 1537
Boston, MA 02205

Davis Family Foundation                         6%
c/o Investors Bank & Trust Co.
P.O. Box 1537
Boston, MA 02205


      *Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated Fund, the shareholder was considered to control such Fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such Fund will be approved or disapproved.

Investment Adviser


      SIMCO serves as investment adviser to the Global Fixed Income Portfolio, Diversified Income Portfolio and the International Fixed Income Fund pursuant to written investment advisory agreements. Prior to the close of business on May 3, 1996, SIMCO managed directly the assets of the Global Fixed Income Fund pursuant to an investment advisory agreement. This agreement was terminated by the Global Fixed Income Fund on such date subsequent to the approval by the Global Fixed Income Fund's shareholders on March 29, 1996 to implement certain changes in the Global Fixed Income Fund's investment restrictions which enable the Global Fixed Income Fund to invest all of its investable assets in the Portfolio. SIMCO is a Delaware limited partnership organized in 1991 and is registered under the Investment Advisers Act of 1940. The general partner of SIMCO is Standish, One Financial Center, Boston, MA 02111, which holds a 99.98% partnership interest. The limited partners, who each hold a 0.01% interest in SIMCO, are: Walter M. Cabot, Sr., Senior Adviser to SIMCO and Standish, and D. Barr Clayson, Chairman of the Board and Vice President of SIMCO, a Managing Director and Vice President of Standish and a Trustee and Vice President of the Trust and Portfolio Trust. Ralph S. Tate, Managing Director of Standish, is President and a Director of SIMCO. Richard S. Wood, Vice President and a Managing Director of Standish and the President and a Trustee of the Trust and Portfolio Trust, is the Executive Vice President and a Director of SIMCO.

      The following, constituting all of the Directors and all of the shareholders of Standish, are Standish's controlling persons: Caleb F Aldrich, Nicholas S. Battelle, David H. Cameron, Karen K. Chandor, D. Barr Clayson, W. Charles Cook, Joseph M. Corrado, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, Thomas P. Sorbo, David C. Stuehr, Ralph S. Tate, Michael
W. Thompson and Richard S. Wood.

      Certain services provided by SIMCO under the advisory agreements are described in the Prospectus. These services are provided without reimbursement by the Portfolios or the International Fixed Income Fund for any costs incurred. In addition to those services, SIMCO provides the International Fixed Income Fund (but not the Portfolios) with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, SIMCO is paid a fee based upon a percentage of the International Fixed Income Fund's or the Portfolios' average daily net asset value computed as set forth below. The advisory fees are payable monthly.


Fund                      Contractual Advisory Fee
----                      Rate (as a percentage of
                          average daily net assets)
                          ------------------------

Global Fixed                       0.40%
  Income Portfolio

International Fixed                0.40%
  Income Fund


Diversified Income
  Fund                             0.50%

      During the last three fiscal years ended December 31, the Funds and the Portfolios paid advisory fees in the following amounts:

     Fund                       1995            1996             1997
     ----                       ----            ----             ----

Global Fixed                    $535,630        $198,747(1)           N/A
  Income Fund

Global Fixed                         N/A        $412,216(2)      $802,027
  Income
  Portfolio

International                 $3,916,500      $3,234,397       $4,012,644
  Fixed Income
  Fund

Diversified                          N/A             N/A                0(3)
  Income
  Portfolio


(1) Global Fixed Income Fund was converted to the master/feeder fund structure on May 3,1996 and does not pay directly advisory fees after that date. The Fund bears its pro rata allocation of the Portfolio's expenses, including advisory fees.


(2)   The Global Fixed Income Portfolio commenced operations on May 3,1996.

(3) The Diversified Income Portfolio commenced operations on June 2, 1997. The Adviser voluntarily agreed not to impose its advisory fee for the period June 2, 1997 to December 31, 1997 in the amount of $45,742.

      Pursuant to the investment advisory agreements each of the International Fixed Income Fund and the Portfolios bear expenses of its operations other than those incurred by SIMCO pursuant to the investment advisory agreement. Among other expenses, the International Fixed Income Fund and the Portfolios pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

      Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or the Portfolio Trust (as applicable) or by the "vote of a majority of the outstanding voting securities" of the International Fixed Income Fund or the applicable Portfolio and, in either event (ii) by vote of a majority of the Trustees of the Trust or the Portfolio Trust (as applicable) who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the International Fixed Income Fund or the applicable Portfolio or by SIMCO, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

      In an attempt to avoid any potential conflict with portfolio transactions for the International Fixed Income Fund and the Portfolios, SIMCO, the Principal Underwriter, the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the International Fixed Income Fund and its shareholders, and the Portfolios and their investors, come before those of the Adviser and its employees.

Administrator of the Funds

      Standish also serves as the administrator to the Global Fixed Income Fund and the Diversified Income Fund (the "Fund Administrator") pursuant to written administration agreements with the Trust on behalf of these Funds. Certain services provided by the Fund Administrator under the administration agreement are described in the Prospectus. For these services, the Fund Administrator currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate the Fund Administrator for its administrative services. Each of the Global Fixed Income Fund and the Diversified Income Fund's administration agreements can be terminated by either party on not more than sixty days' written notice.

Administrator of the Portfolios

      IBT Trust Company (Cayman) Ltd., P.O. Box 501, Grand Cayman, Cayman Islands, BWI, serves as the administrator to the Global Fixed Income Portfolio and the Diversified Income Portfolio (the "Portfolio Administrator") pursuant to a written administration agreement with the Portfolio Trust on behalf of each Portfolio. The Portfolio Administrator provides the Portfolio Trust with office space for managing its affairs, and with certain clerical services and facilities. For its services to the Portfolio Trust, the Portfolio Administrator currently receives a fee from each of the two Portfolios in the amount of $7,500 annually. The Portfolios' administration agreement can be terminated by either party on not more than sixty days' written notice.


Distributor of the Funds

      Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of Standish, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for each Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of each Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or, with respect to a Fund, by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

                              REDEMPTION OF SHARES


      Detailed information on redemption of shares is included in the Prospectus. In addition to Standish Fund Distributors and other agents of the Trust, each Fund has authorized one or more brokers and dealers to accept on its behalf orders for the purchase and redemption of Fund shares. Under certain conditions, such authorized brokers and dealers may designate other intermediaries to accept orders for the purchase and redemption of Fund shares. In accordance with a position taken by the staff of the SEC, such purchase and redemption orders are considered to have been received by a Fund when accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee. Also in accordance with the position taken by the staff of the SEC, such purchase and redemption orders will receive the appropriate Fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized broker or dealer or, if applicable the authorized broker's or dealer's designee.

      The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it or determination by a Fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of a Fund.

      The Trust intends to pay redemption proceeds in cash for all Fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in portfolio securities, in conformity with a rule of the SEC. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits each Fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash. Each Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the applicable Fund is permitted to redeem in-kind or except in the event the applicable Fund completely withdraws its interest from the Portfolio.


                             PORTFOLIO TRANSACTIONS


      The Adviser is responsible for placing the International Fixed Income Fund's and each Portfolio's portfolio transactions and will do so in a manner deemed fair and reasonable to the International Fixed Income Fund and the Portfolios and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, SIMCO will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Funds. In addition, if SIMCO determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the International Fixed Income Fund and the Portfolios may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the Adviser in carrying out its responsibilities, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the International Fixed Income Fund and the Portfolios effect their securities transactions may be used by SIMCO in servicing other accounts; not all of these services may be used by the Adviser in connection with the International Fixed Income Fund or the Portfolios generating the soft dollar credits. The investment advisory fee paid by the International Fixed Income Fund and the Portfolios under the investment advisory agreements will not be reduced as a result of SIMCO's receipt of research services.

      SIMCO also places portfolio transactions for other advisory accounts. SIMCO will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the International Fixed Income Fund or a Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the International Fixed Income Fund or a Portfolio. In making such allocations, the main factors considered by SIMCO will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

      Because most of the International Fixed Income Fund's and the Portfolios' securities transactions are effected on a principal basis involving a "spread" or "dealer mark-up," the International Fixed Income Fund and the Portfolios have not paid any brokerage commissions during the past three years.


                        DETERMINATION OF NET ASSET VALUE


      Each Fund's net asset value is calculated each day on which the NYSE is open (a "Business Day"). Currently, the NYSE is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each Fund's shares is determined as of the close of regular trading on the NYSE (normally 4:00 p.m., New York City time) and is computed by dividing the value of all securities and other assets of a Fund (substantially all of which, in the case of the Global Fixed Income Fund and Diversified Income Fund, will be represented by the Fund's interest in its corresponding Portfolio) less all liabilities by the number of Fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of each Fund are accrued daily and taken into account for the purpose of determining net asset value.

      The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the applicable Fund is determined. Each investor in a Portfolio may add to or reduce its investment in the Portfolio on each Business Day. As of the close of regular trading on the NYSE on each Business Day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on the NYSE on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the NYSE on the following Business Day.

      Portfolio securities that are fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Fixed income securities for which accurate market prices are not readily available and other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees, which may include the use of yield equivalents or matrix pricing.

      Money market instruments with less than sixty days remaining to maturity when acquired by the International Fixed Income Fund or the Portfolios are valued on an amortized cost basis. If the International Fixed Income Fund or the Portfolios acquire a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      Generally, trading in securities on foreign securities exchanges is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of foreign securities (whose principal trading markets are such foreign exchanges) used in computing the net asset value of the International Fixed Income Fund's or the Portfolios' shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE and will therefore not be reflected in the computation of the Fund's or the Portfolios' net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees.


                           THE FUNDS AND THEIR SHARES

      Each Fund is an investment series of the Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each Fund. Each share of a Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and nonassessable by the Trust. Upon any liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets available for distribution.


      Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any Fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this SAI, the Trustees do not have any plan to establish multiple classes of shares for the Funds. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each Fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this SAI, the Global Fixed Income Fund and the Diversified Income Fund invest all of their investible assets in their corresponding Portfolios.


      All Fund shares have equal rights with regard to voting, and shareholders of a Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

      Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.


      Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to a Portfolio, the Trust will hold a meeting of the associated Fund's shareholders and will cast its vote proportionately as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, a Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in a Portfolio, and that is not required to be voted on by shareholders of the associated Fund, would nonetheless be voted on by the Trustees of the Trust.

                       THE PORTFOLIOS AND THEIR INVESTORS

      Each of the Portfolios is a series of Standish, Ayer & Wood Master Portfolio, a trust which, like the Trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.

      Interests in a Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the Prospectus. A Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. A Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolios continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in a Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee.

A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires a Portfolio to assist its holders in calling such a meeting. Upon liquidation of a Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders. Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.


                                    TAXATION


      Each series of the Trust, including each Fund, is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected or intends to elect to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing and other requirements of the Code.

      Each Portfolio is treated as a partnership for federal income tax purposes. As such, a Portfolio is not subject to federal income taxation. Instead, the corresponding Fund must take into account, in computing its federal income tax liability (if any), its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because the Global Fixed Income Fund and the Diversified Income Fund invest their assets in the Global Fixed Income Portfolio and the Diversified Income Portfolio, respectively, each Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the corresponding Fund to satisfy them. Each Portfolio will allocate at least annually among its investors, including the corresponding Fund, each investor's distributive share of that Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Each Portfolio will make allocations to the corresponding Fund in a manner intended to comply with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the corresponding Fund to satisfy the tax distribution requirements that apply to it and that must be satisfied in order for the Fund to avoid Federal income and/or excise tax. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Global Fixed Income Fund and Diversified Income Fund each will be deemed (i) to own its proportionate share of each of the assets of the corresponding Portfolio and (ii) to be entitled to the gross income of the corresponding Portfolio attributable to such share.

      Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Funds during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

      Each Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Funds qualify as regulated investment companies under the applicable provisions of federal law incorporated in Massachusetts law, they will also not be required to pay any Massachusetts income tax.

      Each Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund.

      If a Fund or a Portfolio invests in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if an election is made to include market discount in income currently), the Fund or the Portfolio must accrue income on such investments prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net income, including its distributive share of such income accrued by the corresponding Portfolio, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, a Fund or Portfolio, may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to allow satisfaction of the distribution requirements.

      Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's or a Portfolio's ability to enter into futures, options or currency forward transactions.

      Certain options, futures or currency forward transactions undertaken by a Fund or Portfolio may cause the Fund or Portfolio to recognize gains or losses from marking to market even though the Fund's or Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and timing of some capital gains and losses realized by a Fund or realized by a Portfolio and allocable to the corresponding Fund. Additionally, a Fund or Portfolio may be required to recognize gain if an option, future, forward contract, short sale, swap or other Strategic Transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund or Portfolio under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed by a Fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures or forward contracts and/or offsetting or successor positions may be deferred rather than being taken into account currently in calculating the Funds' taxable income or gain. Certain of the applicable tax rules may be modified if a Fund or a Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. Each Fund will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

      The Federal income tax rules applicable to certain structured or hybrid securities, dollar rolls, currency swaps, and interest rate swaps, caps, floors, collars and possibly other investments or transactions are unclear in certain respects, and a Fund or Portfolio will account for these instruments in a manner that is intended to allow the Funds to continue to qualify as RICs. Due to possible unfavorable consequences under present tax law, the International Fixed Income Fund and each Portfolio does not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the Funds or the Portfolios may acquire "regular" interests in REMICs.

      Foreign exchange gains and losses realized by the Portfolios and the International Fixed Income Fund in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of Fund distributions to shareholders. In some cases, elections may be available that would alter this treatment. Any such transactions that are not directly related to the Portfolios' or the International Fixed Income Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, could under future Treasury regulations produce income not among the types of "qualifying income" from which each Fund must derive at least 90% of its gross income for its taxable year.

      In some countries, restrictions on repatriation may make it difficult or impossible for a Fund or Portfolio to obtain cash corresponding to its earnings from such countries, which may cause a Fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

      The Portfolios or the International Fixed Income Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a Fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable Fund's total assets (in the case of a Fund that invests in a Portfolio, taking into account its allocable share of the Portfolio's assets) at the close of any taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service.

      The International Fixed Income Fund and, taking into account their share of the investments of the corresponding Portfolios, the Global Fixed Income

Fund and the Diversified Income Fund may meet the 50% threshold referred to in the previous paragraph for a year and, if one does, it may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of qualified foreign taxes paid by the Fund or paid by the Portfolio and allocated to the Fund even though not actually received by them and (ii) treat such respective pro rata portions as foreign taxes paid by them.

      If any Fund makes this election, that Fund's shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable holding period requirements and other limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Portfolios or the International Fixed Income Fund, although such shareholders will be required to include their share of such taxes in gross income if the election is made. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from a Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax exempt shareholders will ordinarily not benefit from this election. Each year (if any) that a Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund or Portfolio and (ii) the portion of Fund dividends which represents income from each foreign country.

      If a Portfolio or the International Fixed Income Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Funds could be subject to Federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. They would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require them to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Portfolios and the International Fixed Income Fund may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each Fund's tax liability or maximize its return from these investments.

      Investment in debt obligations by the Portfolios or the International Fixed Income Fund that are at risk of or in default presents special tax issues for the applicable Fund. Tax rules are not entirely clear about issues such as when the Portfolio or Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Portfolio and the International Fixed Income Fund, in the event that they hold such obligations, in order to reduce the risk of the corresponding Fund, or any other RIC investing in a Portfolio, distributing insufficient income to preserve its status as a RIC or becoming subject to Federal income or excise tax.

      Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Funds' Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "1997 TRA") on August 5, 1997, gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the 1997 TRA that (subject to possible modification by future "technical corrections" legislation) enables each Fund to pass through to its shareholders the benefits of the capital gains tax rates enacted in the 1997 TRA.

Each Fund will provide appropriate information to its shareholders about the tax rate(s) applicable to its distributions from its long-term capital gains in accordance with this and any future guidance. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances.

      A Fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction, subject to certain holding period requirements and limitations on debt financing under the Code, only to the extent a Fund earned dividend income (or, in the case of the Global Fixed Income and Diversified Income Funds, was allocated dividend income of the applicable Portfolio) from stock investments in U.S. domestic corporations. The International Fixed Income Fund and the Portfolios are permitted to acquire preferred stocks of U.S. domestic corporations, and it is therefore possible that a portion of a Fund's distributions, from the dividends attributable to such preferred stocks, may qualify for the dividends received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.

      At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's portfolio (or share of the Portfolio's portfolio in the case of the Global Fixed Income Fund and the Diversified Income Fund). Consequently, subsequent distributions by a Fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

      Upon a redemption or other disposition of shares of a Fund in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized on a redemption or other disposition may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion. Also, future Treasury Department regulations, announcements or other guidance issued to implement the 1997 TRA may contain rules for determining different tax rates applicable to sales of Fund shares held for more than one year, more than 18 months, and (for certain sales after the year 2000 or the year 2005) more than five years. Those regulations may also modify some of the provisions described above.


      Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.


      The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of any Standish Feeder Fund's indirect ownership (through the corresponding Portfolio) of any such obligations, as well as the Federal, and any other state or local, tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.


      Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax adviser regarding such treatment and the application of foreign taxes to an investment in the Fund.


                             ADDITIONAL INFORMATION


      The Prospectus and this SAI omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W, Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission or by accessing the SEC's Web site at http://www.sec.gov.


                        EXPERTS AND FINANCIAL STATEMENTS


      Except as noted in the next sentence, each Fund's financial statements contained in the 1997 Annual Reports of the Fund have been audited by Coopers & Lybrand L.L.P., independent accountants, and are incorporated by reference into this SAI. Financial highlights of International Fixed Income Fund for periods from commencement of operations through December 31, 1992 were audited by other auditors. The Global Fixed Income Portfolio and the Diversified Income Portfolio's financial statements contained in their corresponding Fund's 1997 Annual Report have been audited by Coopers & Lybrand, (P.O. Box 219), Grand Cayman, Grand Cayman Islands, BWI, an affiliate of Coopers & Lybrand L.L.P.

      The financial statements for the year ended December 31, 1997 are incorporated by reference from the 1997 Annual Reports, which were previously sent to shareholders and were filed with the SEC on March 9, 1998, 1940 Act File No. 811-04813.


                                    APPENDIX

                         MOODY'S RATINGS DEFINITIONS FOR
                         CORPORATE BONDS AND SOVEREIGN,
                            SUBNATIONAL AND SOVEREIGN
                                 RELATED ISSUES

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


      B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Moody's also provides credit ratings for tax-exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.


                      STANDARD & POOR'S RATINGS DEFINITIONS

      AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB - Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


      B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

      Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

                      STANDARD & POOR'S CHARACTERISTICS OF
                      SOVEREIGN DEBT OF FOREIGN COUNTRIES


      AAA - Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances

      Key players in the global trade and financial system:

      -     Prosperous and resilient economies,
            high per capita incomes
      -     Low fiscal deficits and government
            debt, low inflation
      -     Low external debt.

      AA - Stable, predictable governments with demonstrated track record of responding to changing economic and political circumstances

      - tightly integrated into global trade and financial system
      -     Differ from AAAs only to a small
            degree because:
      -     Economies are smaller, less prosperous
            and generally more vulnerable to
            adverse external influences (e.g.,
            protection and terms of trade shocks)
      -     More variable fiscal deficits,
            government debt and inflation
      -     Moderate to high external debt.

      A - Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change

      -     Established trend of integration into
            global trade and financial system
      -     Economies are smaller, less prosperous
            and generally more vulnerable to
            adverse external influences (e.g.,
            protection and terms of trade shocks),
            but
      -     Usually rapid growth in output and
            per capita incomes
      -     Manageable through variable fiscal
            deficits, government debt and inflation
      -     Usually low but variable debt
      -     Integration into global trade and
            financial system growing but untested
      -     Low to moderate income developing
            economies but variable performance
            and quite vulnerable to adverse
            external influences
      -     Variable to high fiscal deficits,
            government debt and inflation

      - Very high and variable debt, often graduates of Brady plan but track record not well established.

      BBB - Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

      -     Integration into global trade and
            financial system growing but untested
      -     Economies less prosperous and often
            more vulnerable to adverse external
            influences
      -     Variable to high fiscal deficits,
            government debt and inflation
      -     High and variable external debt.

      BB - Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

      -     Integration into global trade and
            financial system growing but untested
      -     Low to moderate income developing
            economies, but variable performance
            and quite vulnerable to adverse
            external influences
      -     Variable to high fiscal deficits,
            government debt and inflation
      -     Very high and variable debt, often
            graduates of Brady Plan but track
            record not well established




      In the case of sovereign, subnational and sovereign related issuers, a Fund uses the foreign currency or domestic (local) currency rating depending upon how a security in the portfolio is denominated. In the case where a Fund holds a security denominated in a domestic (local) currency and one of the rating services does not provide a domestic (local) currency rating for the issuer, the Fund will use the foreign currency rating for the issuer; in the case where a Fund holds a security denominated in a foreign currency and one of the rating services does not provide a foreign currency rating for the issuer, the Fund will treat the security as being unrated.

DESCRIPTION OF DUFF & PHELPS RATINGS FOR CORPORATE BONDS AND FOR SOVEREIGN, SUBNATIONAL AND SOVEREIGN RELATED ISSUERS


      AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

      BBB - Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

      BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.


      B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating guide.

      FITCH IBCA INTERNATIONAL LONG-TERM CREDIT RATING DEFINITIONS


      AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

      A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


      BBB - Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      BB - Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.


      B - Bonds are considered highly speculative. The obligor's ability to pay interest and repay principal are currently being met, but a limited margin safety remains. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      FITCH IBAC LONG TERM RATINGS FOR NATIONAL ISSUES


      AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

      AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

      A - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

      BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.


      BB - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Within the context of the country, these obligations are speculative to some degree and capacity for timely repayment remains susceptible over time to adverse changes in business, financial or economic conditions.

      B - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions and these obligations are more speculative than those in higher rated categories.

                                     PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)   Financial Statements:

      Included in Parts A of Standish Fixed Income Fund, Standish Diversified Income Fund, Standish Fixed Income Fund II, Standish Short-Term Asset Reserve Fund, Standish Controlled Maturity Fund, Standish Securitized Fund, Standish International Fixed Income Fund and Standish Global Fixed Income Fund: each a series of Standish, Ayer & Wood Investment Trust (the "Registrant").

      Financial Highlights

      Incorporated by reference into Parts B of Standish Fixed Income Fund, Standish Diversified Income Fund, Standish Fixed Income Fund II, Standish Short-Term Asset Reserve Fund, Standish Controlled Maturity Fund, Standish Securitized Fund, Standish International Fixed Income Fund and Standish Global Fixed Income Fund.+

      Schedule of Portfolio Investments
      Statement of Assets and Liabilities
      Statement of Operations
      Statement of Changes in Net Assets
      Financial Highlights
      Notes to Financial Statements
      Independent Auditors' Report

(b)   Exhibits:

      (1)   Agreement and Declaration of Trust dated
            August 13, 1986***

      (1A)  Certificate of Designation of Standish Fixed Income Fund***

      (1B)  Certificate of Designation of Standish International Fund***

      (1C)  Certificate of Designation of Standish Securitized Fund***

      (1D)  Certificate of Designation of Standish Short-Term Asset Reserve
            Fund***

      (1E)  Certificate of Designation of Standish Marathon Fund***

      (1F)  Certificate of Amendment dated November 21, 1989***

      (1G)  Certificate of Amendment dated November 29, 1989***

      (1H)  Certificate of Amendment dated April 24, 1990***

      (1I)  Certificate of Designation of Standish Equity Fund***

      (1J) Certificate of Designation of Standish International Fixed Income Fund***

      (1K) Certificate of Designation of Standish Intermediate Tax Exempt Bond Fund***

      (1L) Certificate of Designation of Standish Massachusetts Intermediate Tax Exempt Bond Fund***

      (1M)  Certificate of Designation of Standish Global Fixed Income Fund***

      (1N) Certificate of Designation of Standish Controlled Maturity Fund and Standish Fixed Income Fund II***

      (1O) Certificate of Designation of Standish Tax-Sensitive Small Cap Equity Fund and Standish Tax-Sensitive Equity Fund***

      (1P) Form of Certificate of Designation of Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset Fund and Standish Global Fixed Income Asset Fund***

      (1Q) Form of Certificate of Designation of Standish Small Capitalization Equity Fund II***

      (1R) Certificate of Designation of Standish Small Capitalization Equity Asset Fund II, Standish Diversified Income Fund, Standish Diversified Income Asset Fund*

      (2)   Bylaws of the Registrant***

      (3)   Not applicable

      (4)   Not applicable

      (5A) Form of Investment Advisory Agreement between Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Fund***

      (5B) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Securitized Fund***

      (5C) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Fixed Income Fund***

      (5D) Assignment of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Fixed Income Fund***

      (5E) Form of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Intermediate Tax Exempt Bond Fund***

      (5F) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Massachusetts Intermediate Tax Exempt Bond Fund***

      (5G) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Controlled Maturity Fund***

      (5H) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Fixed Income Fund II***

      (5I) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Small Cap Tax-Sensitive Equity Fund***

      (5J) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Tax-Sensitive Equity Fund***

      (5K)  Form of Assignment of Investment Advisory Agreement***

      (6A) Underwriting Agreement between the Registrant and Standish Fund Distributors, L.P.***

      (6B) Most recently dated/filed revised Appendix A to Underwriting Agreement between the Registrant and Standish Fund Distributors, L.P.*

      (7)   Not applicable

      (8A) Master Custody Agreement between the Registrant and Investors Bank & Trust Company***

      (8B) Most recently dated/filed revised Appendix A to Master Custody Agreement between the Registrant and Investors Bank & Trust Company*

      (8C) Custody Agreement between Registrant with respect to Standish International Equity Fund and Morgan Stanley Company***

      (8D) Master Custody Agreement between the Registrant and Morgan Stanley Trust Company***

      (9A) Transfer Agency and Service Agreement between the Registrant and Investors Bank & Trust Company***

      (9B) Most recently dated/filed revised Exhibit A to Transfer Agency and Service Agreement between the Registrant and Investors Bank & Trust Company*

      (9C) Master Administration Agreement between the Registrant and Investors Bank & Trust Company***

      (9D) Most recently dated/filed revised Exhibit A to Master Administration Agreement between the Registrant and Investors Bank & Trust Company***

      (9E) Form of Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant***

      (9F) Most recently dated/filed revised Exhibit A to Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant***

      (10)  Opinion and Consent of Counsel for the Registrant**

      (11A) Consent of Independent Public Accountants***

      (11B) Consent of Independent Public Accountants***

      (12)  Not applicable

      (13)  Not applicable

      (14)  Not applicable

      (15)  Not applicable

      (16)  Performance Calculations

      (17A) Financial Data Schedule of Standish Fixed Income Fund ***

      (17B) Financial Data Schedule of Standish Diversified Income Fund ***

      (17C) Financial Data Schedule of Standish Fixed Income Fund II***

      (17D) Financial Data Schedule of Standish Short-Term Asset Reserve Fund***

      (17E) Financial Data Schedule of Standish Controlled Maturity Fund***

      (17F) Financial Data Schedule of Standish Securitized Fund***

      (17G) Financial Data Schedule of Standish International Fixed Income
            Fund***

      (17H) Financial Data Schedule of Standish Global Fixed Income Fund***

      (18)  Not applicable

      (19A) Power of Attorney for Registrant (Richard S. Wood)^

      (19B) Power of Attorney for Registrant (Samuel C. Fleming)^

      (19C) Power of Attorney for Registrant (Benjamin M. Friedman)^

      (19D) Power of Attorney for Registrant (John H. Hewitt)^

      (19E) Power of Attorney for Registrant (Edward H. Ladd)^

      (19F) Power of Attorney for Registrant (Caleb Loring III)^

      (19G) Power of Attorney for Registrant (D. Barr Clayson)^

      (19H) Power of Attorney for Registrant (Paul G. Martins)**

      (19I) Power of Attorney for Portfolio Trust (Richard S. Wood)^

      (19J) Power of Attorney for Portfolio Trust (Samuel C. Fleming, Benjamin
            M. Friedman, John H. Hewitt, Edward H. Ladd, Caleb Loring III, Richard S. Wood and D. Barr Clayson)+

(19K) Power of Attorney for Portfolio Trust (Paul G. Martins)**

----------
      + The December 31, 1997 financial statements were filed on Forms N-30D, File No. 811-4813, on March 9, 1998.

      ^ Filed as an exhibit to Registration Statement No. 33-8214 and incorporated herein by reference thereto.

      + Filed electronically as an exhibit to Registration Statement No. 811-07603 and incorporated herein by reference thereto.

      * Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 81) and incorporated herein by reference thereto.

      ** Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 82) and incorporated herein by reference thereto.

      ***   Filed herewith.

Item 25.    Persons Controlled by or under Common Control with Registrant

      No person is directly or indirectly controlled by or under common control with the Registrant.

Item 26.    Number of Holders of Securities

      Set forth below is the number of record holders, as of April 1, 1998, of the shares of each series of the Registrant.

                                                Number of Record
      Title of Class                                Holders
      --------------                                -------

      Shares of beneficial interest,
      par value $.01, of:

      Standish Fixed Income Fund                      518
      Standish Securitized Fund                         7
      Standish Short-Term Asset                        92
         Reserve Fund
      Standish International Fixed                    238
         Income Fund
      Standish Global Fixed Income Fund                74
      Standish Equity Fund                            201
      Standish Small Capitalization                   282
         Equity Fund

      Standish Massachusetts Intermediate             104
         Tax Exempt Bond Fund
      Standish Intermediate Tax Exempt                164
         Bond Fund
      Standish International Equity Fund              133
      Standish Controlled Maturity Fund                18
      Standish Fixed Income Fund II                    13
      Standish Small Cap Tax-Sensitive                258
         Equity Fund
      Standish Tax-Sensitive Equity Fund              156
      Standish Equity Asset Fund                        1
      Standish Small Capitalization                     1
         Equity Asset Fund
      Standish Fixed Income Asset Fund                  0
      Standish Global Fixed Income Asset Fund           0
      Standish Small Capitalization Equity Fund II     67
      Standish Diversified Income Fund                 18
      Standish Diversified Income Asset Fund            0

Item 27.    Indemnification

      Under the Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or is otherwise involved by reason of his being or having been a Trustee or officer of the Registrant. The Agreement and Declaration of Trust of the Registrant does not authorize indemnification where it is determined, in the manner specified in the Declaration, that such Trustee or officer has not acted in good faith in the reasonable belief that his actions were in the best interest of the Registrant. Moreover, the Declaration does not authorize indemnification where such Trustee or officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person against the

Registrant in connection with the securities being registered, and the Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.    Business and Other Connections of Investment Advisers

      The business and other connections of the officers and Directors of Standish, Ayer & Wood, Inc. ("Standish, Ayer & Wood"), the investment adviser to certain series of the Registrant, are listed on the Form ADV of Standish, Ayer & Wood as currently on file with the Commission (File No. 801-584), the text of which is hereby incorporated by reference.

      The business and other connections of the officers and partners of Standish International Management Company, L.P. ("SIMCO"), the investment adviser to certain other series of the Registrant, are listed on the Form ADV of SIMCO as currently on file with the Commission (File No. 801-639338), the text of which is hereby incorporated by reference.

      The following sections of each such Form ADV are incorporated herein by reference:

            (a)  Items 1 and 2 of Part 2;

            (b)  Section IV, Business Background, of each Schedule D.

Item 29.    Principal Underwriter

            (a) Standish Fund Distributors, L.P. serves as the principal underwriter of each of the series of the Registrant as listed in Item 26 above.

            (b)  Directors and Officers of Standish Fund Distributors, L.P.:

                        Positions and Offices     Positions and Offices
Name                    with Underwriter          with Registrant
----                    ----------------          ---------------

James E. Hollis, III    Chief Executive Officer   Vice President

Beverly E. Banfield     Chief Operating Officer   Vice President

      The General Partner of Standish Fund Distributors, L.P. is Standish, Ayer & Wood, Inc.

            (c) Not applicable.

Item 30.    Location of Accounts and Records

      The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office, located at One Financial Center, Boston, Massachusetts 02111. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's transfer and dividend disbursing agent and custodian.

Item 31.    Management Services

      Not applicable

Item 32.    Undertakings

            (a)   Not applicable.

            (b) With respect to Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset Fund and Standish Global Fixed Income Asset Fund, the Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the applicable Post-Effective Amendment to its Registration Statement registering shares of such Funds.

            (c) The Registrant undertakes to furnish each person to whom a Prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 28th day of April, 1998.

                                STANDISH, AYER & WOOD
                                INVESTMENT TRUST


                                /s/ Paul G. Martins
                                ---------------------------
                                Paul G. Martins, Treasurer

      The term "Standish, Ayer & Wood Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated August 13, 1986, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature               Title                         Date


Richard S. Wood*              Trustee and President         April 28, 1998
--------------------------    (principal executive officer)
Richard S. Wood


/s/ Paul G. Martins           Treasurer (principal          April 28, 1998
--------------------------    financial and accounting
Paul G. Martins               officer)


D. Barr Clayson*              Trustee                       April 28, 1998
--------------------------
D. Barr Clayson


Samuel C. Fleming*            Trustee                       April 28, 1998
--------------------------
Samuel C. Fleming


Benjamin M. Friedman*         Trustee                       April 28, 1998
--------------------------
Benjamin M. Friedman


John H. Hewitt*               Trustee                       April 28, 1998
--------------------------
John H. Hewitt


Edward H. Ladd*               Trustee                       April 28, 1998
--------------------------
Edward H. Ladd


Caleb Loring III*             Trustee                       April 28, 1998
--------------------------
Caleb Loring III


*By:  /s/ Paul G. Martins
      ----------------------
      Paul G. Martins
      Attorney-In-Fact

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Standish, Ayer & Wood Master Portfolio has duly caused this Post-Effective Amendment to the Registration Statement of Standish, Ayer & Wood Investment Trust to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Bermuda, on the 28th day of February, 1998.

                                STANDISH, AYER & WOOD
                                MASTER PORTFOLIO

                                /s/ Richard S. Wood
                                --------------------------
                                Richard S. Wood, President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of Standish, Ayer & Wood Investment Trust has been signed by the following persons in their capacities with Standish, Ayer & Wood Master Portfolio and on the date indicated.

Signature               Title                               Date


Richard S. Wood*        Trustee and President         February 28, 1998
----------------------  (principal executive
Richard S. Wood         officer)


Paul G. Martins*        Treasurer (principal          February 28, 1998
----------------------  financial and accounting
Paul G. Martins         officer)


D. Barr Clayson*        Trustee                       February 28, 1998
----------------------
D. Barr Clayson


Samuel C. Fleming*      Trustee                       February 28, 1998
----------------------
Samuel C. Fleming


Benjamin M. Friedman*   Trustee                       February 28, 1998
----------------------
Benjamin M. Friedman

John H. Hewitt*         Trustee                       February 28, 1998
----------------------
John H. Hewitt


Edward H. Ladd*         Trustee                       February 28, 1998
----------------------
Edward H. Ladd


Caleb Loring III*       Trustee                       February 28, 1998
----------------------
Caleb Loring III


*By:  /s/ James E. Hollis III
      -----------------------
      James E. Hollis, III
      Attorney-In-Fact

                                  EXHIBIT INDEX

Exhibit

      (1)   Agreement and Declaration of Trust dated
            August 13, 1986***

      (1A)  Certificate of Designation of Standish Fixed Income Fund***

      (1B)  Certificate of Designation of Standish International Fund***

      (1C)  Certificate of Designation of Standish Securitized Fund***

      (1D)  Certificate of Designation of Standish Short-Term Asset Reserve
            Fund***

      (1E)  Certificate of Designation of Standish Marathon Fund***

      (1F)  Certificate of Amendment dated November 21, 1989***

      (1G)  Certificate of Amendment dated November 29, 1989***

      (1H)  Certificate of Amendment dated April 24, 1990***

      (1I)  Certificate of Designation of Standish Equity Fund***

      (1J) Certificate of Designation of Standish International Fixed Income Fund***

      (1K) Certificate of Designation of Standish Intermediate Tax Exempt Bond Fund***

      (1L) Certificate of Designation of Standish Massachusetts Intermediate Tax Exempt Bond Fund***

      (1M)  Certificate of Designation of Standish Global Fixed Income Fund***

      (1N) Certificate of Designation of Standish Controlled Maturity Fund and Standish Fixed Income Fund II***

      (1O) Certificate of Designation of Standish Tax-Sensitive Small Cap Equity Fund and Standish Tax-Sensitive Equity Fund***

      (1P) Form of Certificate of Designation of Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset Fund and Standish Global Fixed Income Asset Fund***

      (1Q) Form of Certificate of Designation of Standish Small Capitalization Equity Fund II***

      (2)   Bylaws of the Registrant***

      (3)   Not applicable

      (4)   Not applicable

      (5A) Form of Investment Advisory Agreement between Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Fund***

      (5B) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Securitized Fund***

      (5C) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Fixed Income Fund***

      (5D) Assignment of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Fixed Income Fund***

      (5E) Form of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Intermediate Tax Exempt Bond Fund***

      (5F) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Massachusetts Intermediate Tax Exempt Bond Fund***

      (5G) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Controlled Maturity Fund***

      (5H) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Fixed Income Fund II***

      (5I) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Small Cap Tax-Sensitive Equity Fund***

      (5J) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Tax-Sensitive Equity Fund***

      (5K)  Form of Assignment of Investment Advisory Agreement***

      (6A) Underwriting Agreement between the Registrant and Standish Fund Distributors, L.P.***

      (8A) Master Custody Agreement between the Registrant and Investors Bank & Trust Company***

      (8C) Custody Agreement between Registrant with respect to Standish International Equity Fund and Morgan Stanley Company***

      (8D) Master Custody Agreement between the Registrant and Morgan Stanley Trust Company***

      (9A) Transfer Agency and Service Agreement between the Registrant and Investors Bank & Trust Company***

      (9C) Master Administration Agreement between the Registrant and Investors Bank & Trust Company***

      (9D) Most recently dated/filed revised Exhibit A to Master Administration Agreement between the Registrant and Investors Bank & Trust Company***

      (9E) Form of Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant***

      (9F) Most recently dated/filed revised Exhibit A to Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant***

      (11A) Consent of Independent Public Accountants***

      (11B) Consent of Independent Public Accountants***

      (17A) Financial Data Schedule of Standish Fixed Income Fund ***

      (17B) Financial Data Schedule of Standish Diversified Income Fund ***

      (17C) Financial Data Schedule of Standish Fixed Come Fund II***

      (17D) Financial Data Schedule of Standish Short-Term Asset Reserve Fund***

      (17E) Financial Data Schedule of Standish Controlled Maturity Fund***

      (17F) Financial Data Schedule of Standish Securitized Fund***

      (17G) Financial Data Schedule of Standish International Fixed Income
            Fund***

      (17H) Financial Data Schedule of Standish Global Fixed Income Fund***


                                     C-12